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                                                                   EXHIBIT 10.24


                                                  CableData, Inc.
                                                  On/Line Op & Lic
                                                  Corp No.  021-00
                                                           -----------
                                                  MSO Code      TCI
                                                           -----------



                      ON/LINE OPERATING & LICENSE AGREEMENT


ON/LINE OPERATING & LICENSE AGREEMENT between CABLEDATA, INC., a California corporation ("CableData"), whose address is 2969 Prospect Park Drive, Rancho Cordova, California 95670, and TCI Cable Management Corporation, on behalf of TCI Communications, Inc. and its affiliates ("Customer"), whose address is 5619 DTC Parkway, Englewood, Colorado 80111.


                                    RECITALS

A. CableData is in the business of providing software and computer support services, including subscriber management software and support and billing services.

B. Customer is in the business of providing telecommunications information and other services.

C. CableData desires to provide to Customer and Customer desires to subscribe to the services and products offered through CableData's proprietary DDP FINANCIALS AND ON/LINE APPLICATIONS SOFTWARE, as more fully described in ATTACHMENT A (the "Software"), and the other products and services described in ATTACHMENT B (hereinafter together with the Software, individually called "Product" and collectively called "Products") for each Remote Site and Computer Facility listed in ATTACHMENT C, as amended from time to time (the "Customer Cable Systems"), on the terms and conditions set forth herein.


                                    AGREEMENT

1.     DEFINITIONS

       As used herein, the following capitalized terms have the meanings set forth below:

       1.1 "Computer Facility" means a single Customer data center location where its Processors are located.

       1.2      "Conversion" has the meaning set forth in Paragraph 5.2.

       1.3 "Corp(s)" means a Computer Facility or Remote Site identified by a unique corp-city number as set forth in ATTACHMENT C.

       1.4 "Customer Statements" means the printed invoice mailed to Customer's telecommunications customers for services rendered by Customer to such customers, such invoice being generated from the Master File Data.

       1.5 "Customer Cable Systems" has the meaning set forth in the third introductory paragraph.

       1.6 "Cutoff Date" means the date at which point the Customer's Cable System(s) and/or Service Center(s) run the cutoff program and provide the cutoff file for transmission to CableData.


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       1.7      "Education Center" means the CableData training office located in Sacramento, California.

       1.8 "Exclusive System" means Remote Sites which utilize Processors located at a Computer Facility. All Exclusive Systems as of the date of this Agreement are denoted as such on ATTACHMENT C.

       1.9 "Inclusive Systems" means Remote Sites which utilize Processors located at a Service Center. All Inclusive Systems as of the date of this Agreement are denoted as such on ATTACHMENT C.

       1.10 "Installation" means the process by which CableData installs the Software or any Modified Software at a Computer Facility.

       1.11     "Installation Date" means the date of an Installation.

       1.12 "Master File Data" means billing information relating to the provision of services by Customer to its customers.

       1.13     "Modified Software" has the meaning set forth in Paragraph 10.1.

       1.14 "National Accounts Manager" means the CableData manager responsible for Customer's account, currently Greg Robertson.

       1.15 "Processing Cycle" means the elapsed time between CableData's complete receipt of usable data transmission or tape(s) from Customer, and the return transmission of processed data or tape(s) to Customer.

       1.16 "Processor" means the central processing unit, memory and addressable peripherals on which the Software functions.

       1.17 "Product" has the meaning set forth in the third introductory paragraph (Recital C).

       1.18 "Service Center" means a single CableData data center where its Processors are located.

       1.19 "Remote Site" means a Customer system operating by telecommunications from Customer's Computer Facility or CableData's Service Centers.

       1.20 "Software" has the meaning set forth in the second introductory paragraph.

       1.21 "Subscribers" or "Subs" means the number of historical ledger records produced (including all active and inactive subscribers with a balance or a transaction).

       1.22     "Term" has the meaning set forth in Paragraph 3.1.

       1.23 "Terminal Response Time" means, for Inclusive Systems, the time subsequent to depressing the "enter" key on the computer terminal located at the Inclusive System through the "now processing" to the "task complete" screen message in the Order Entry module.

       1.24 "Update" means the processing of Customer's Master File Data for the purpose of updating some or all of the Subscriber records.

2. PROVISION OF SERVICES TO CUSTOMER CABLE SYSTEMS; INCLUSIVE AND EXCLUSIVE SYSTEMS; ADDITIONAL CUSTOMER CABLE SYSTEMS

       2.1 CableData agrees to provide to Customer, and Customer agrees to subscribe to, the Software and the Products for each Customer Cable System during the Term in the manner set forth herein.


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       2.2    For Exclusive Systems, CableData will install the Software in each
              Computer Facility so that the Remote Sites linked to such Computer Facility can access and update Customer's Subscriber data. For Inclusive Systems, CableData will install the Software at each Service Center so that Remote Sites linked to such Service Centers can access and update Customer's Subscriber data. Each Computer Facility or Service Center shall transmit its Subscriber data as of the Cutoff Date to CableData's processing center located in Sacramento, CA so that CableData can Update the Master File Data and prepare Customer Statements and other reports listed on ATTACHMENT D (the "Reports").

       2.3 Customer may request to add new Remote Sites or Computer Facilities to this Agreement at any time by giving CableData prior written notice ("New System Notice"), and if a Remote Site, such notice will identify whether such Remote Site is an Inclusive System ("New Inclusive System") or an Exclusive System ("New Exclusive System"). CableData will then add such new site to ATTACHMENT C if it is an Exclusive Site and will work with Customer to determine the best means of effecting the addition of an Inclusive Site. Customer may not convert any Exclusive System to an Inclusive System or any Inclusive System to an Exclusive System without CableData's consent, which consent shall not be unreasonably withheld. CableData will work with Customer in all instances to determine the best means of facilitating the movement of systems while minimizing the impact of such movement on both Customer and CableData. In addition, Customer may at any time by giving prior written notice to CableData ("New Product Notice"), add new products or services which new products and services and the prices therefor will be added to ATTACHMENT B by CableData, provided that Customer may have a free sixty (60) day trial period for no more than three (3) Corps for each new product or service, and further provided that if such new product or service is Modified Software the provisions of Section 10 shall apply.

       2.4 The charges and fees under this Agreement will be comparable to the charges and fees charged by CableData to other customers of like size and similar circumstances who are subject to similar contract terms and conditions. If CableData should enter into agreements with similarly situated customers providing more favorable charges and fees for the same services, this Agreement shall be deemed to provide the same terms to Customer.

3.     TERM OF AGREEMENT

       3.1    (a)    The initial term of this Agreement shall commence on the
                     date of full execution and shall terminate on December 31, 1999, or on the date that no Customer Cable Systems or Subscribers are subject to this Agreement, whichever date is earlier (the "Initial Term"). After the Initial Term, this Agreement shall automatically renew for successive one
                     (1) year periods ("Renewal Term" and together with the Initial Term, the "Term"), unless either party hereto provides to the other party written notice of intent not to renew at least ninety (90) days prior to the expiration date of the Initial Term or the then-effective Renewal
                     Term, if any, provided that any Renewal Term will automatically terminate on the date no Customer Cable
                     Systems or Subscribers are subject to this Agreement.

              (b) Notwithstanding any other provision of the Agreement to the contrary, the parties agree that Customer may at any time during the Term, upon ninety (90) days prior written notice to CableData, remove and delete any Customer Cable System from ATTACHMENT C to this Agreement so that neither it nor its Subscribers are subject to the terms of this Agreement.

       3.2 Except as otherwise provided in Paragraph 3.3, it is the intent of the parties that this Agreement shall supersede all prior agreements between U.S. Computer Services (CableData, Inc.'s predecessor in interest) ("USCS") and United Artists Entertainment Company ("UAE") and TCI Cable Management Corporation ("Cable Management") (Tele-Communications, Inc.'s predecessors in interest), including, but not limited to, the following agreements:

              (a) Master Agreement dated March 13, 1992 between USCS and Cable Management Corporation and attachments thereto (except as noted in Paragraph 3.3) and letters and letter agreements based thereon (hereinafter called "1992 TCI Agreement"); and


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              (b)    On-Line Exclusive System Operating and License Agreement
                     dated June 6, 1989 between USCS and UAE and attachments thereto and letters and letter agreements based thereon (hereinafter called "1989 UAE Agreement").

       3.3 Notwithstanding the foregoing, the following agreements shall remain in full force and effect subject to any amendments described below:

              (a) The Master Equipment Rental Agreement dated February 11, 1991 between USCS and Cable Management (the "Master Equipment Rental Agreement") provided however that the term of the Master Equipment Rental Agreement shall be coterminous with this Agreement and Paragraph 2.2 of the Master Equipment Rental Agreement shall be modified to provide that equipment may only be added under the Master Equipment Rental Agreement upon mutual consent of the parties;

              (b) The Equipment Maintenance Agreement dated March 13, 1992 between USCS and Cable Management for Inclusive Systems (the "Inclusive Maintenance Agreement"); and

              (c) The Equipment Maintenance Agreement dated June 19, 1995 between CableData, Inc. and Tele-Communications, Inc. for Exclusive Systems expiring on June 30, 1997 (the "Exclusive Maintenance Agreement").

4.     LICENSE

       4.1 For any Software or Modified Software requested by Customer, whether requested prior to or after the date of this Agreement, CableData grants to Customer a non-exclusive, nontransferable license, without right of sublicense, to use, perform, or execute such Software or Modified Software or portions thereof solely for Customer's own use at the Computer Facilities or Remote Sites designated in ATTACHMENT C of this Agreement.

       4.2 A license will automatically be granted to each new Computer Facility or Remote Site added to ATTACHMENT C pursuant to Paragraph 2.3. Customer may not use the Software or Modified Software at other than the designated installation address(es) of the Computer Facilities or Remote Sites set forth in ATTACHMENT C, as amended. If Customer temporarily is unable to use the Software or Modified Software at the designated Computer Facility or Remote Site because of conditions beyond Customer's control, the Agreement shall be extended to permit Customer to use the Software at another designated Computer Facility or Remote Site.

       4.3 The license granted herein shall be effective on the Installation Date with respect to a Computer Facility or the Conversion Date with respect to a Remote Site and shall continue through the end of the Term, subject to the provisions of Section 23.

       4.4 THIS AGREEMENT COVERS CABLEDATA'S APPLICATIONS SOFTWARE AND DOES NOT COVER COMPUTER OPERATING SYSTEM SOFTWARE. WITH RESPECT TO ANY TANDEM SOFTWARE PROVIDED TO CUSTOMER BY CABLEDATA, CUSTOMER IS EXPRESSLY BOUND BY THE TANDEM SUBLICENSE TERMS AND CONDITIONS ATTACHED HERETO AS ATTACHMENT E. SEE THE MAINTENANCE AGREEMENT FOR SPECIFIC TERMS AND CONDITIONS REGARDING SUPPORT OF TANDEM PRODUCTS.

5.     INSTALLATION OF AND CONVERSION TO THE SOFTWARE

       5.1 With respect to Exclusive Systems, CableData will install the Software on Customer's Processors located at the respective Computer Facility for such System in consideration of Customer's payment of the relevant conversion fee (as outlined in ATTACHMENT B of the Agreement, hereinafter "Conversion Fee") and reasonable travel and expenses reimbursement. With respect to Inclusive Systems, the Software will be installed on Processors owned by CableData located at the respective Service Center for such System. There is no charge for the installation of Modified Software unless it consists of optional modules that are priced independently and for which there is a separate charge.


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       5.2      CableData will convert each Remote Site to the Software and will convert such Remote Site's data so that it is compatible with the Software and then will initialize such Remote Site's converted data on the Software ("Conversion"). In the event data is not in a defined computer format and available on magnetic tape, 9-track 1600/6250 bpi, or such other media as the parties shall mutually agree, then an additional reasonable charge may be applicable, as quoted by CableData. CableData's services to convert and initialize Customer's data shall include all reasonable actions necessary to make such data compatible with the Software and the Products including reformatting such data if needed.

       5.3 CableData agrees to provide on-site orientation and all DDP/SQL Conversions, DDP-Financial Conversions, DDP file Conversions and Addressable Conversions for Customer Cable Systems that are new business to CableData at no additional charge except for CableData's conversion representative(s) actual travel and other reasonable associated expenses ("Travel and Associated Expenses"). Travel and Associated Expenses will be waived for Conversion of Customer Cable Systems that both (i) have more than 20,000 Subscribers and (ii) agree in writing to exclusively use CableData for 24 months (if the Conversion takes place prior to January 1, 1998) or 12 months (if the Conversion takes place after January 1,
              1998). If a Customer Cable System which has been granted the waiver violates (i) or (ii), then such system shall pay to CableData the entire amount of Travel and Associated Expenses waived, plus a surcharge of $5,000.

6.     CONVERSION TRAINING

       6.1 Prior to a Conversion, CableData will provide the standard initial training program for all existing and new employees of Customer at CableData's Education Center. Such initial training is included in the applicable Conversion Fee (except as provided in Paragraph 5.3) and will consist of the following classes required by CableData, or such other classes as CableData may require in connection with the Conversion to CableData's Software:
              Fundamentals, System Management, Special Money Processing, On-line Reports, DDP Financial Parameters, DDP Financial Reports and, if applicable, Operations. The standard initial training program will be provided to no more than two (2) of Customer's employees per class and must be completed no later than four (4) months after the first Customer Statement is prepared by CableData. Equipment and materials used in the instruction are provided by CableData at CableData's expense. Training for additional employees will be at the price set forth in the CableData course catalog included as ATTACHMENT I.

       6.2 Customer is responsible for all transportation to and from CableData's Education Center, and lodging and food for Customer's employees that attend the CableData training.

       6.3 Customer agrees to send qualified employees who will be fulfilling system-related job roles to those classes designed for their job roles before the Conversion, in accordance with the job roles and the classes reasonably required by CableData. In the event the employee does not fulfill the requirements of the class, Customer agrees to provide a replacement and said replacement will attend the required class or classes before Conversion of that Customer Cable System.

       6.4 CableData will provide, at the time of Conversion, a standard on-site orientation program for all of Customer's employees at the respective Computer Facility (for Exclusive Systems) or Remote Site (for Inclusive Systems) as part of the applicable Conversion Fee (except as provided in Paragraph 5.3). In the event Customer requests on-site training for Exclusive Systems at Remote Sites, such additional training will be provided at the prices forth in ATTACHMENT B.

7.     ON-GOING TRAINING

       7.1 Customer can purchase additional instruction at CableData's then current prices for all classes taught at CableData's Education Center. Customer can also purchase customized on-site training at CableData's then current prices. Customer is responsible for all transportation to and from CableData's Education Center, lodging and food for Customer's employees that attend the CableData training.


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8.     SUPPORT

       8.1 During the Term, CableData will provide telephone Software and Modified Software support for Customer, on a 24-hour, 7-day-a-week basis, in consideration for Customer's payment of the monthly Bundled Prices set forth in ATTACHMENT B.

       8.2 Customer support telephone calls to CableData's service center will be handled immediately or be returned within sixty (60) minutes by a qualified CableData employee. Customer must provide qualified individuals at Customer's Cable System(s) who have attended CableData's relevant classes, with whom CableData will deal. Customer will be required to maintain a level of expertise, by attending appropriate CableData training as delineated in Paragraph 6.1 and keeping current with the Documentation, to properly utilize the Software during the term of this Agreement.

       8.3 Excluded from support under this Agreement for Exclusive Systems are (a) operational procedures for loading and shutting down the computer system; (b) setting computer operating system command parameters; (c) nightly procedures for database backup and file maintenance; (d) defining whether any problems are hardware or Software-based; (e) database recovery necessitated by an operating system software or operational problem; (f) balancing file allocation and disk space management; (g) operational procedures to support lockbox, cutoff, and Transmit-X; and (h) conducting performance analysis of the computer system. Such operational support services are available at the prices set forth in ATTACHMENT B.

       8.4 The telephone Software support provided under this Agreement covers only CableData applications Software licensed hereunder and does not include support of any computer operating system software (such as Tandem's operating software). Reference is hereby made to the Exclusive Maintenance Agreement for specific terms and conditions regarding support of Tandem products.

       8.5 CableData recognizes Customer's commitment to the Tandem computer platform ("Tandem Equipment") and the Software. In light of this commitment, CableData agrees to support the Tandem Equipment until the earlier of (i) sixty (60) months from the Customer Tandem Equipment install date or (ii) the end of the Term of this Agreement. Support is defined as: Hardware availability and maintenance (as outlined in the Maintenance Agreement). CableData reserves the right, at the end of the sixty (60) months or the end of the initial term of this Agreement (whichever first occurs), to withdraw maintenance support of some or all of the Tandem Equipment and/or peripherals, other than Tandem equipment and/or peripherals located at the Service Centers or owned by CableData, after written notification to Customer.

       8.6 During the Term, CableData will not abandon the Software and force Customer to migrate to any other CableData product in order to meet Customer's day-to-day data processing needs.

       8.7 CableData agrees that should functionality which is necessary to Customer's business be removed from any current Software, Customer may elect to remain on a previous release of the Software until the functionality is returned.

       8.8 CableData agrees to make available to Customer on a non-exclusive basis a fully trained CableData employee (the "Technical Liaison") during the Term, Monday through Friday, from the hours of 8:00 a.m. to 5:00 p.m. (California time).

       8.9      The Technical Liaison shall:

              (a)      act as a technical resource for Customer;

              (b)      at Customer's request, give, or arrange for another
                     CableData employee or agent to give, one (1) single day training seminar for four (4) of Customer's divisions for each calendar year during the Term, provided that Customer shall be responsible for the trainer(s) travel costs (transportation expenses, hotels, meals, etc.);

              (c)      handle software enhancement requests made by Customer;


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              (d)      at Customer's request, provide or arrange for another
                     CableData employee or agent to provide four (4) operational analyses per year, provided that Customer shall be responsible for the analyst(s) travel costs (transportation expenses, hotels, meals, etc.).

       8.10 CableData shall be responsible for all employee costs (salary, benefits, etc.) of the Technical Liaison. The Technical Liaison shall be located at a CableData facility. In the event the Technical Liaison travels to Customer's location(s), Customer shall be responsible for travel costs (transportation expenses, hotels, meals, etc.).

9.     CUSTOMER'S USE OF CABLEDATA'S SOFTWARE AND THIRD PARTY SOFTWARE

       9.1 Customer will be responsible for determining the appropriate uses to be made of the Software and establishing the features through the setting of Software parameters.

       9.2 Customer will utilize the Software as set forth in the Documentation.

       9.3 Customer is not authorized to make modifications to the Software. Should Customer make such modifications, CableData will not be responsible for repair of database, support of any Software as modified, or for the compatibility of such modified Software with any equipment, with the unmodified Software or with any future Software releases.

       9.4 CableData is not responsible for any changes to Customer's database caused by Customer or any third party. Any repair or regeneration of database changes by Customer or third party will be undertaken by CableData upon request at CableData's then-current reasonable time and materials rates, but CableData does not warrant that such repair or regeneration will be successful.

       9.5 CableData understands that Customer may run software from software suppliers other than CableData on Customer's computer equipment located at Customer Cable Systems which are licensed to use the Software.

       9.6 Customer agrees that in the event that software from third party vendors interferes with the Software, CableData may charge its then-current reasonable time and materials rates for its best efforts to correct any resulting problems with the database or Software performance.

       9.7 With respect to Inclusive Systems, Customer will run jobs in accordance with the limitations set forth in Attachment F.

       9.8 CableData agrees to allow Customer access to any Tandem computers running Customer's data in any CableData Service Center through Customer's network under the following terms and conditions:

              (a)      Database Integrity - In the event Customer's applications
                     compromise database integrity, Customer shall be responsible for database repair. CableData may, at Customer's request, assist in database repair at then-current reasonable time and materials rates.

              (b)      Performance - Prior to authorization for Customer to
                     access the Tandem computers in CableData's Service Centers, CableData and Customer shall establish baseline performance standards for each Tandem system before and subsequent to loading Customer's TCP/IP interface application. The purpose of these standards is to establish system and user response times baselines. The objective is that there be no noticeable degradation under Customer's proposed access method over the current asynchronously connected method. Should system or user response times be inferior under the Customer interface, Customer will either adjust contractual response time commitments as set forth in Section 11 of this Agreement to reflect this alternative method, or Customer will provide hardware resources to achieve throughput realized prior to loading this software.

              (c)      Support - Customer shall assure that the introduction of
                     these applications will not impose additional commitment on the CableData support organization, including Customer
                     Service and Computer Operations.   Customer is responsible
                     for establishing an internal problem escalation process and for communicating such process to CableData.


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              (d)       Security - Customer shall assure that no breach of
                     confidentiality or compromise of other CableData customers' information or data shall result from Customer's access to the data centers and shall indemnify CableData, up to the total amount billed or billable for the month immediately preceding the month in which the breach occurred (excluding any amounts paid for postage prepayment), against any claims by third parties resulting from Customer's access.

              (e)      In the event that any of the above conditions is not met
                     and as a result minor harm is done to CableData's business, then CableData may withdraw such authorization for access upon ninety (90) days' prior written notice and opportunity for Customer to cure. However, in the event that any of the above conditions is not met and as a result serious harm is done to CableData's business (such as a breach of security or other action by Customer that could have an impact on other CableData customers), then CableData may immediately withdraw such authorization for access until Customer has cured the condition. In addition to the foregoing, in the event CableData reasonably believes that Customer's actions could result in serious harm, then it shall give Customer prompt written notice of such belief and the basis therefor and Customer shall have the opportunity to cease and desist from its actions. Should Customer disagree with CableData's assessment or otherwise elect not to cease its actions, then it will be responsible for any resulting harm as set forth in Paragraphs 9.8(a) and (d) above. In no event shall CableData be liable for any harm resulting from its failure to take action if Customer did not cease and desist as requested or consent to CableData's termination of its access. For purposes of this paragraph, minor harm is defined as performance related or database corruption of Customer's database and serious harm is defined as database corruption of other CableData customers' databases.

10.    CHANGES TO THE SOFTWARE BY CABLEDATA

       10.1 CableData reserves the right to make changes, updates and enhancements to the existing Software as determined by developments in the industry ("Modified Software"). It is understood that Customer shall not be obligated to convert any of its Customer Cable Systems to such Modified Software. CableData must maintain a level of expertise to properly utilize the version of the Software that is being used by Customer as of the date of this Agreement. CableData shall make available to Customer all Modified Software (other than optional modules that are independently priced and for which there is a separate charge) at no additional costs to Customer (including no costs for Installation or Conversion).

       10.2 CableData is not responsible for the inability of any software or other product purchased or licensed from third parties to function because of changes to CableData Software.

       10.3 CUSTOMER AGREES THAT CABLEDATA WILL HAVE THE RIGHT TO LEVY A SOFTWARE SUPPORT SURCHARGE (AS SET FORTH IN ATTACHMENT B) IN THE EVENT CUSTOMER IS MORE THAN TWO RELEASES BEHIND THE CURRENT SOFTWARE RELEASE, provided that CableData has given Customer not less than ninety (90) days' prior written notice that Customer is more than two major releases behind the current release and that CableData intends to impose the surcharge, and provided, further that, if CableData and Customer agree in writing during the ninety
              (90) days after such notice on a mutually agreeable schedule for migrating Customer to a software release that is less than three behind the current release, then CableData will not impose such surcharge unless Customer does not conform to said schedule. As used herein, "Major Software Release" means release by CableData to its customer base of a version of the Software which contains
              (i) a major revision in database structure or design; or (ii) modification of more than 50 application programs except bug fixes; or (iii) changes made pursuant to 100 or more SARs (Software Assistance Requests) or DCRs (Database Change Requests); or (iv) addition or modification of two or more major components or schemes (e.g., rate codes, collections).

       10.4 Notwithstanding the provisions of Paragraph 10.3 above, CableData agrees to waive all software support surcharges for Customer if Customer migrates all of its systems to DDP/SQL Release 3.1 or a subsequent release. In the event that Customer elects to stay on Release 3.1, it will be responsible for paying the costs of, or for implementing on its own, any modifications or bug fixes if such modifications or bug fixes have been addressed in a later Major Software Release.


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11.    DATA PROCESSING, REPORTS AND STATEMENT PRODUCTION SERVICES

       11.1 CableData maintains the Master File Data for all Exclusive Systems and Inclusive Systems. Prior to a Cutoff Date, Customer shall transmit Customer's Subscriber data for all Exclusive Systems and CableData shall transmit Customer's Subscriber data for all Inclusive Systems to CableData's processing center located in Sacramento, CA. CableData will then Update the Master File Data for the Inclusive Systems and the Exclusive Systems and prepare Customer Statements and Reports.

       11.2 WITHIN THIRTY (30) DAYS OF EXECUTION OF THIS AGREEMENT, CUSTOMER MUST PROVIDE TO CABLEDATA A CUTOFF DATE SCHEDULE AGREEABLE TO CABLEDATA AND CUSTOMER FOR THE SUCCEEDING TWELVE (12) MONTH PERIOD FOR EACH CUSTOMER CABLE SYSTEM, AND CUSTOMER MUST UPDATE SUCH SCHEDULE(S) EACH NOVEMBER FOR THE FOLLOWING CALENDAR YEAR.

       11.3 Transmission of all data to and from CableData shall be via telecommunications (including, but not limited to Transmit-X) or shipment of tape(s) and shall be at Customer's expense.

       11.4 The Processing Cycle shall be no more than an average of 60 hours over twelve consecutive Processing Cycles. Customer Statement production will be completed within twenty-four (24) hours after the successful completion of the Processing Cycle and the approval to proceed with statement production by Customer. In the event that CableData does not meet the foregoing standards, then Customer shall receive a credit equal to $.01 per Subscriber per Processing Cycle for the affected Cable System until CableData is within these guidelines.

       11.5 In the event Customer requests special processing, CableData may, at its discretion, increase the Processing Cycle by an additional twenty-four (24) to forty-eight (48) hours. In no event should the Processing Cycle exceed one hundred eight (108) hours except in the case of force majeure or delays caused by Customer. For purposes of this Paragraph, special processing means, but is not limited to, extra actions in the statement production process caused by Customer's requirements, such as hand inserting of oversized inserts and complex rate increases.

       11.6 Customer Reports and Customer Statements and other Products shall be provided in accordance with options selected by Customer.


       11.7 Inclusive Systems will experience an average Terminal Response Time of six (6) seconds for all On/Line order entry transactions.

       11.8 Notwithstanding Paragraph 11.7, at no time will CableData be responsible for system performance and CableData cannot guarantee a Terminal Response Time of six (6) seconds if:

              (a)      Customer fails to adhere to the system use guidelines set
                     forth on ATTACHMENT F;

              (b)      Customer fails to follow policy and procedures
                     established by CableData Regional Offices for Software operations, maintenance, and utilization as set forth in ATTACHMENT F;

              (c)      Customer's terminal or other equipment causes degradation
                     in response time;

              (d)      Customer's access to the computer at CableData's Service
                     Centers pursuant to this Agreement causes degradation in response time; or

              (e)      Customer is running applications programs other than
                     those supplied by CableData and CableData can show that these applications programs are the cause of the response time difficulties.

       11.9 In the event that the Terminal Response Time does not meet the criteria set forth in Paragraph 11.7, Customer shall notify CableData in writing. If CableData fails to meet the criteria to Customer's satisfaction within sixty (60) days of its receipt of written notice from Customer, then commencing on the sixty-first
              (61st) day, CableData shall take terminal shared response time measurements twice per day between the hours of 9 a.m.

              and 4 p.m. (local time for such Remote Site), at each CableData Service Center on a random sample basis and submit the results of such measurements to Customer weekly until system performance meets the above guidelines. In the event that Terminal Response Time does not meet the criteria set forth in Paragraph 11.7 by the earlier of thirty (30) days of the commencement of measurements or 90 days from the date of notification by Customer, then Customer shall receive a credit equal to $.005 per Subscriber per month for affected systems until the Terminal Response Time is again within guidelines set forth in Paragraph 11.7.

12.    EQUIPMENT

       12.1 CableData supports Customer's equipment pursuant to the terms of the Inclusive Equipment Maintenance Agreement and the Exclusive Maintenance Agreement.

13.    DOCUMENTATION

       13.1 CableData will provide one complete set to Customer per new Customer Cable System of reference documentation at no charge (the "Documentation") except applicable sales tax and shipping. In addition, CableData will provide all updates of the Documentation to each Customer Cable System at no charge except applicable sales tax and shipping. Customer can purchase additional copies at the prices set forth on ATTACHMENT B, plus taxes and shipping.

14.    FEES FOR SOFTWARE AND PRODUCTS

       14.1 From the date of this Agreement through September 30, 1996, the Inclusive Systems will pay the fees set forth in ATTACHMENT G.

       14.2 From and after June 1, 1996 the Exclusive Systems, and from and after October 1, 1996 the Inclusive Systems, will be charged the fees for utilizing the Software and Products as set forth in ATTACHMENT B. All Inclusive Systems have the option of paying the Inclusive Bundled Price as set forth in ATTACHMENT B and all Exclusive Systems have the option of paying the Exclusive Bundled
              Price as set forth in ATTACHMENT B.   However, any Customer Cable
              System may opt to pay for the Software and the Products on an "a la carte" basis at the prices set forth on ATTACHMENT B.

       14.3 All Inclusive Systems will be eligible for the Inclusive Bundled Price, provided, however, if an Inclusive System has less than 20,000 Subscribers, the cost of any data circuits will not be included in the Inclusive Bundled Price and such data circuits must be acquired and paid for separately by Customer at Customer's own expense.

       14.4 Current prices for the paper component of forms and envelopes are set forth in ATTACHMENT B.

                These prices will be adjusted monthly to reflect fluctuations in the actual price index for relevant paper products. The initial invoice will reflect cumulative changes in paper prices from the date on which Customer's contractual pricing was established, as set forth in ATTACHMENT B (the "Base Date and Index(es)"), to the first date of production of Customer's statements. On an ongoing basis, each month's changes in paper pricing will be applied to the following month's invoices.

                Paper prices will increase or decrease on the basis of a monthly aggregated index that reflects, on a weighted basis, Customer's usage of paper products (i.e., forms and envelopes). The index, which will be provided to CableData by its statement production vendor, will compare weighted daily averages of the appropriate indexes, based on the published prices of the leading paper mills, to the weighted daily averages for the preceding month. The applicable indexes for forms and envelopes, and the relative weight given to each index for the purpose of calculating the monthly aggregated index, are set forth in ATTACHMENT B. In the event that there is a change in the availability, or Customer's usage, of paper products, CableData will notify Customer of the effect of such change, and Customer will have the right to audit the basis for any modification to the indexes to reflect such changed circumstances.

       14.5 Printing and graphics, inserts, supplies and other materials and services not listed in ATTACHMENT B shall be available at then current CableData prices. Said prices are subject to change without notice. Customer may purchase such forms, supplies, and materials from other vendors, provided materials which impact the statement production process (including inserts) or the Software meet CableData's reasonable specifications necessary to ensure proper operation.

       14.6 Customer agrees that CableData will have the right to charge in accordance with CableData's then current prices for special projects requested by Customer and performed for Customer by CableData that are outside the scope of day-to-day customer service.

15.    FEE INCREASES

       15.1 Commencing on January 1, 1998 and annually thereafter, the prices set forth in ATTACHMENT B shall be subject to increase upon forty-five (45) days' prior written notice, provided however that the percentage of such increase or increases shall not exceed the percentage increase in the Consumer Price Index for All Urban Consumers published by the U.S. Department of Labor ("CPI-U").
              The initial increase, effective January 1, 1998, shall reflect the CPI-U increase for the calendar year 1996; the CPI-U increase for 1997 will be reflected in Customer's prices commencing January 1, 1999. Notwithstanding the foregoing, there may not be more than one increase in any twelve (12) month period.

16.    DISCOUNTS AND OTHER PRICING COMPONENTS

       16.1 Customer shall be entitled to the volume-based discounts off the Bundled Prices as set forth below:

              DDP/SQL Subscriber Volume Discounts:
              Includes all Exclusive and Inclusive subscribers

              Number of Subscribers:         Discount Rate Applied to
                                             Bundled Price Per Subscriber:

              0,000,000 to 1,999,999         [   *   ]
              2,000,000 to 2,999,999         [   *   ]
              3,000,000 to 3,999,999         [   *   ]
              4,000,000 to 4,999,999         [   *   ]
              5,000,000 to 5,999,999         [   *   ]
              6,000,000 to 6,999,999         [   *   ]
              7,000,000 to 7,999,999         [   *   ]
              8,000,000 to 8,999,999         [   *   ]
              9,000,000 to 9,999,999         [   *   ]
              10,000,000 to 10,999,999       [   *   ]
              11,000,000 to 11,999,999       [   *   ]
              12,000,000  and Over           [   *   ]

       16.2 The Exclusive Bundled Price set forth in ATTACHMENT B (as adjusted as provided in this Agreement) includes a discount of
              [     *     ] per Subscriber per month for Customer providing
              customer service support for the Software and the Products to each Customer Cable System ("Customer Support Discount"). CableData will then support Customer only through the processing staff located at Customer's Computer Facility. This Customer Support Discount shall remain in effect so long as the following criteria are met and adhered to:

              (a)      Customer maintains at least three (3) key DDP/SQL
                     liaisons in place (or such other number as the parties shall mutually agree in writing) that have attended and passed all appropriate CableData Education Center and advance training courses as mutually agreed to by the parties;

              (b)      Customer's liaisons provide front-line customer support
                     to each Customer Cable System twenty-four (24) hours per day, seven (7) days per week;


* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

              (c)      Customer reviews all requested DDP-Financials Type 30
                     changes from the individual Customer Cable Systems for completeness and accuracy prior to forwarding the completed paperwork to CableData for processing;

              (d)      Customer completes all Rate Increase/Prorate Run projects
                     for the individual Customer Cable Systems by preparing a letter to CableData defining the proposed project and filling out and submitting to CableData all of the necessary paperwork for Type 30 changes and message selects; makes all changes to the DDP Director file at the appropriate time, runs the program(s), reviews the results on DDP and sends the files to DDP-Financials at the time of cutoff; and reviews and completes CableData-provided checklists and signs off on the DDP-Financials Reports prior to releasing the bills and running the DDP update program;

              (e)      Customer reviews all requests for message selects,
                     alters, or other special DDP-Financials projects from the individual Customer Cable Systems; prepares a letter to CableData defining the project and including paperwork for all required changes on DDP-Financials; and if DDP is involved, make any necessary changes to the Director file parameters, run the appropriate program(s), review the results and forward the files to DDP-Financials at the time of cutoff;

              (f)      Customer handles customer service support conversion as
                     well as splits and merges for all Software functions including addressability for all Systems, with CableData assisting in problem solving, provided that CableData assumes responsibility for any and all problems requiring use of the Dump Modification or Move Group programs except for those specific problems for which CableData has given Customer written permission to fix; and Customer performs file diagnostics, history purges, and customer purges on a regular basis; and

              (g)      Customer performs all system maintenance and database
                     management functions, including proper back-up procedures, space maintenance, file spreads, CPU balancing, and port configurations; and performs disk defrags and file purges regularly, provided that CableData continues to provide database administration support to Customer's database management personnel.

              CableData will continually review Customer's ability to qualify for the Customer Support Discount and reserves the right to discontinue the Customer Support Discount if Customer has three
              (3) Violations in any one (1) month or if Customer has any number of Violations in three (3) consecutive months. The Customer Support Discount may be reinstated after one (1) month with no Violations. CableData shall notify Customer in writing of any Violations. Customer shall have thirty (30) days to cure any documented substantial deficiencies prior to discontinuance of the Customer Support Discount.For purposes of this paragraph, one Violation shall occur when Customer has not complied with one of the foregoing subparagraphs 16.2(a) through (g).

              Customer also agrees that if any Violation requires CableData to provide support for repair of database discrepancies, Customer shall pay CableData's then-current charges for such repair as well as any additional expenses which may be incurred by CableData. CableData shall do all database repairs.

       16.3 CableData shall offer Customer a discount of [ * ] per Subscriber per month off the Inclusive Bundled Price for each Customer Cable System for which Customer (i) notifies CableData's National Accounts Manager in writing of its election under this Paragraph 16.3, and (ii) purchases any equipment located at such Customer Cable System which is owned by CableData at a price to be negotiated in good faith by Customer and CableData. In the event Customer elects to receive this special discount, equipment rental shall not be part of the Products offered under the Inclusive Bundled Price. In addition, Customer Cable Systems electing to receive this special discount will not qualify for the special rental rate of [ * ] of the retail value of the equipment as outlined in the current Master Equipment Rental Agreement. Any equipment rental requests for such Systems, if granted, will be at the standard CableData short term rental rate of [ * ] of the retail value of the rented equipment on a monthly basis.


* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

       16.4 CableData agrees to the following pricing concessions with regard to the pricing in ATTACHMENT B:

              (a)      CableData shall provide the update process for third and
                     fourth Processing Cycles (Product Codes 0467 and 0468) to
                     Customer at [       *       ].

              (b)      CableData shall provide a credit of [        *        ]
                     [   *   ] per Subscriber per month against the Postage
                     Presort Fee (Product Code No. 0989) set forth in ATTACHMENT B.

              (c)      CableData shall provide a PPV credit to Exclusive Systems
                     using PPV of [         *          ] per transaction
                     against the PPV Support Fee (Product Code 0458) set forth in ATTACHMENT B, provided Customer provides front-line PPV support for Exclusive Systems twenty-four (24) hours per day, seven (7) days per week.

              (d)      CableData shall provide a credit of [       *       ] per
                     data circuit included in the Inclusive Bundled Price for each Inclusive System that communicates to CableData via Customer's corporate LAN network (rather than through a primary data circuit provided by CableData), provided (A) Customer gives not less than 60 days prior written notice of its intent to move an Inclusive System to Customer's corporate LAN network and (B) Customer is responsible for all deinstallation from the primary data circuit provided by CableData and installation on the Customer's corporate LAN network .

              (e)      CableData shall insert one mailer printed by CableData
                     into Customer Statements on a monthly basis for each
                     Customer Cable System [     *     ] for the inserting
                     provided that the insert meets the criteria of a standard CableData insert (as outlined in the Insert Order Guide). If a Customer Cable System should have more than one insert task per month, CableData will absorb the costs for inserting the least expensive mailer and Customer shall reimburse CableData for all additional inserting charges.

       16.5     CableData agrees that [            *              ] will be
              charged for new and additional hardware at Customer's Computer Facilities located in Fairfield, NJ, Englewood, CO, and Livermore, CA (and such other Computer Facilities as the parties shall mutually agree in writing) for hardware purchased from CableData. All other installation and deinstallation fees will be charged as mutually agreed to by the parties.

17.    TAXES

       17.1 Customer shall pay, or reimburse, CableData for any tax or assessment, including but not limited to, all sales, use, rental, property, gross receipts, excise, or other taxes, duties, or charges imposed by any government body or agency or subdivision thereof (collectively "governmental body") by virtue of CableData's interest in or sale, provision, or use of any services or tangible personal or intangible property pursuant to the terms of this Agreement. Customer shall pay to CableData or the appropriate governmental body, as the case may be, such tax or assessment, together with any fines, penalties or interest thereon, within thirty (30) calendar days of the date of the invoice by CableData or the date on which Customer received notice of such requirement from the applicable governmental body, whichever is earlier.

       17.2 Notwithstanding the provisions of Paragraph 17.1, Customer shall not be responsible for paying or reimbursing CableData for corporate franchise tax, capital tax, net worth tax, or taxes measured by reference to CableData's net income.

18.    PAYMENT TERMS

       18.1 CableData shall invoice Customer monthly for services and products, taxes and other charges and, unless otherwise noted, Customer shall be billed in arrears on the last day of the month.

       18.2 Standard payment terms are net cash, without discount, due and payable within thirty (30) days from the date of the invoice. In the event that Customer does not render full payment of all undisputed amounts within thirty (30) days of the due date, CableData may, after notifying Customer, cease any and all services until such account is brought to a current status.


* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

       18.3 If Customer fails to pay any charges when due and payable, Customer agrees that CableData will have the right to invoice and Customer will pay a late payment service charge of 1.5 percent per month, but not in excess of the lawful maximum, on the past due balance, excluding bona fide disputed charges.

       18.4 In the event that Customer should dispute a particular charge, Customer will notify CableData's Accounting Department in writing of the disputed charge and the reason for the dispute. CableData will attempt to resolve such dispute as soon as possible. In all events, Customer is obligated to pay all undisputed charges on each invoice when due. Charges not disputed by Customer in writing within six (6) months of invoice date shall be final and non-disputable. Customer agrees to pay CableData as stated in this Section, with the exception of those charges disputed in good faith. Payment of the disputed charges may be withheld until the disputed portion is resolved.

       18.5 Notwithstanding the foregoing, postage prepayments shall be invoiced, paid and otherwise handled pursuant to the provisions set forth in Section 19.

19.    POSTAGE

       19.1 CableData shall send a postage invoice to each Remote Site at least three weeks prior to the Cutoff Date which invoice shall indicate the estimated postage necessary to mail such Remote Site's Customer Statements. The estimate shall be an amount equal to the number of Customer Statements to be prepared for such Remote Site for that month multiplied by an average postage rate paid during the prior month by such Remote Site. This estimated postage amount will be adjusted for the actual postage paid for mailing such Customer Statements on the following month's postage invoice. The estimated postage, as adjusted, shall be prepaid no later than one (1) week prior to the Cutoff Date. In the event the Remote Site does not prepay postage as set forth above, CableData reserves the right to hold such Remote Site's Customer Statements until sufficient postage prepayment is received.

       19.2 In the event of an increase in U.S. postage rates, the postage prepayment shall be increased by the amount of such postage rate increase.

       19.3 CableData's postage payments may be subject to audit by the U.S. Postal Service. In the event that such an audit reveals a discrepancy between amounts paid and amounts actually due for postage, Customer will reimburse CableData for any payment deficiencies for which it is liable and CableData will refund any excess payments due to Customer.

20.    NON-DISCLOSURE OBLIGATIONS

       20.1 CableData agrees that all information disclosed by Customer during performance of this Agreement shall be considered proprietary, to be held in confidence and used only in performance of this Agreement. No information provided by Customer under this Agreement shall be duplicated or furnished to another party without prior written consent of Customer except as required by law, provided CableData provides Customer with prompt notice of such disclosure requirement and cooperates with Customer in seeking to obtain any protective order or other arrangement pursuant to which the confidentiality of such confidential information is preserved. CableData will exercise the same standard of care to protect Customer's proprietary data as is used to protect its own proprietary data from unauthorized disclosure. CableData warrants that no other CableData customer can access or use any information provided by Customer under this Agreement.

       20.2 Customer understands CableData's representations with respect to the proprietary nature of the Software designed and developed solely by CableData. Customer agrees to exercise reasonable care to prevent unauthorized disclosure of any information that could be injurious to the business operations and welfare of CableData. Customer further acknowledges that the Software and Products of CableData are provided in confidence and Customer acknowledges that CableData represents that the Software and the Products are trade secrets of CableData and will be so protected by Customer. Customer agrees to maintain the Products in confidence and not to disclose any portion of the Products to any third party, and to utilize its reasonable efforts to protect the contents of the Products or any part thereof from unauthorized disclosure by its agents, employees or representatives, unless such Software, Products or other information (i) is or becomes generally available to the public other than as a result of an act or omission in violation of this Paragraph; (ii) becomes available to Customer on a non-confidential basis from a source, other than CableData, which is not bound by any confidentiality agreement; (iii) was already known by Customer on a non confidential basis, as evidenced by Customer's records, prior to the disclosure to Customer; or (iv) is at any time furnished to a third party by CableData without restrictions on the third party's rights to disclose. Customer agrees to take appropriate action, by notice to its employees and all others who are permitted access to the Products, in order to satisfy its obligations under this Agreement.

       20.3 The parties agree that neither party will be held responsible for the other party's information of a proprietary nature which is currently in the public domain and is common knowledge.

21.    TITLE

       21.1 Customer recognizes and agrees that, during the Term and thereafter, title to, ownership of, and all proprietary and intellectual property rights in the Products licensed under this Agreement, and all copies and derivative works thereof, will at all times remain in CableData. Customer agrees to use the Products only as provided in this Agreement. The existence of a copyright notice shall not cause, or be construed as causing, a Product to be a published copyrighted work or to be in the public domain. Customer agrees that it will not make or have made any more copies of the Products or any part(s) thereof than are necessary for the use hereunder by Customer and that it will cause such copies upon reproduction to have the same copyright or proprietary legends that appear on the Products or any part(s) thereof. Customer recognizes that certain parts of the Products may have been copyrighted by CableData or by third parties. Customer agrees that it will affix to any and all reproductions of those parts of the Products which are copyrighted, the form of copyright notice indicated by CableData and/or third parties.

22.    INSPECTION

       22.1 It is understood that Customer may inspect all work being performed under this Agreement to the extent practical at all reasonable times and places. However, it is also understood that such inspections by Customer shall not be performed in any way that shall unduly delay the work being performed. Reasonable facilities and assistance shall be provided for Customer's inspection if any inspection is made by Customer on the premises of CableData. Such facilities and assistance shall be provided without extra charge. However, should Customer perform inspection at a place other than the premises of CableData, such inspection shall be at the expense of Customer.

23.    TERMINATION

       23.1 Notwithstanding any other provision herein, either party shall have the right to terminate this Agreement if the other party fails to comply with any of its material obligations under this Agreement. Should the non-defaulting party elect to exercise this right to terminate for nonperformance, it must be done in writing specifically setting forth those items of nonperformance. The other party will then have thirty (30) days from the receipt of notification to cure the default (fifteen (15) days if the default is non-payment). Should the defaulting party fail to correct these items of nonperformance, then the non-defaulting party shall have the right to terminate this Agreement. Termination of this Agreement pursuant to this provision shall be without prejudice to any other remedies either party may have hereunder.

       23.2 Upon expiration of the Term of this Agreement or upon the termination of this Agreement or of any license granted hereunder for any reason, all rights of Customer to use the Software and Products will cease and provided that CableData has reimbursed Customer for any postage prepayments in its possession at the time of termination, Customer will immediately (i) purge all copies of all Products from all computer processors or storage media on which Customer has installed or permitted others to install such Products and destroy all hard copies of any Products, and (ii) when requested by CableData, certify to CableData in writing, signed by an officer of Customer, that all copies of the Products have been returned to CableData or destroyed and that no copy of any Product remains in Customer's possession or under its control.

       23.3 CableData will, within ten (10) days after termination of this Agreement, return Customer's most recent Master File Data, provided Customer has paid in full CableData's fee for the return of the Master File Data as set forth in ATTACHMENT B and all outstanding monies owed. In the event there are outstanding balances due, CableData may withhold the Master File Data until said balances are paid in full. If Customer should reasonably dispute any portion of the amount claimed as outstanding by CableData, then CableData shall return Customer's Master File Data within 10 days after Customer pays the undisputed portion of the balance to CableData.

       23.4 Any termination pursuant to this Section 23 shall be in writing to the address of the other party as indicated on the first page of this Agreement or to such other address as the other party may, by prior written notice, have specified.

       23.5 If fifty-one percent (51%) or more of the voting stock of CableData is acquired or held, during the Term, by another MIS vendor or by a cable company or by a telephone company ("Purchaser"), then Customer may, within one hundred twenty (120) days of receipt of notice from CableData of such acquisition, or if no notice is received from CableData, within ten (10) days after Customer obtains knowledge of such a transaction, terminate this Agreement by giving written notice to CableData.

       23.6 CableData shall deposit and maintain in the possession of a mutually agreed upon qualified escrow agent a copy of all versions of Software currently used by the Customer (including source code, compilers, interpreters, utilities, documentation, and operating system code) necessary for Customer to assume maintenance of such Software. CableData shall provide Customer with a written notice of deposit. If CableData is in material default hereunder and said material default remains uncured for a period of fifteen (15) days after written notice from Customer to CableData or if fifty-one percent (51%) or more of the voting stock of CableData is acquired or held by a Purchaser, then Customer shall be allowed to obtain such escrowed materials in order to continue operating the Software for the Initial Term or for twelve (12) months, whichever is greater and Customer or such Purchaser shall provide all necessary personnel and training necessary for Customer to fully utilize such software. Escrow expenses shall be borne by CableData. In the event Customer obtains access to the escrowed materials for reason other than CableData's breach of this Agreement, then it shall pay to CableData a license fee, to be quoted by CableData and agreed to by Customer, for access to the materials.

24.    INDEMNIFICATION; LIMITATION OF REMEDY

       24.1 CableData shall maintain, in machine readable form, in off-site premises, a duplicate copy of Customer's Master File Data as most recently updated, to enable regeneration of Customer's DDP Financials Master File Data in the event of loss of such items due to machine failure, conduct of CableData's employees, fire or other calamity at CableData's billing facility. With respect to Exclusive Systems, Customer shall maintain duplicate backup tapes as provided for in the Software in the event of loss of such items due to the reasons stated above.

       24.2 Neither CableData nor Customer shall be considered in default due to any failure in performance of this Agreement, in accordance with its terms, should such failure arise out of causes beyond their control and without their fault or negligence.

       24.3 In the event of an error or omission, whether human or mechanical, on the part of CableData or its employees, CableData shall reprocess the Master File Data and prepare new Customer Statements, Reports or inserts at no extra cost to Customer to correct said error or omission and shall pay for the cost to remail any Customer Statements or inserts that were defective. CableData's liability to Customer for any losses or damages, direct or indirect, arising out of this Agreement, except as provided in Paragraph 25.1, shall not exceed the total amount billed or billable to Customer for the performance of the particular task which gave rise to the loss or damage. CableData shall not be liable for any special or consequential damages in any event.

       24.4 EXCEPT AS PROVIDED IN THIS SECTION 24, NO WARRANTY, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTY OF
              MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, IS MADE WITH RESPECT TO THE PRODUCTS AND SERVICES PROVIDED HEREUNDER.

25.    INFRINGEMENT

       25.1 CableData warrants that the Software and the Products and all components thereof, and their use in the manner contemplated by this Agreement, do not and will not result in any liability, loss, cost, damage or expense (including reasonable attorneys' fees) to Customer for infringement upon any right, tradename, trademark, copyright, patent, trade secret or other intellectual property right. If any action is instituted against Customer based upon a claim that the Software and the Products or any component or use thereof infringe any right, tradename, trademark, copyright, patent, or other intellectual property right ("Infringement Action"), CableData shall, for and on behalf of Customer, indemnify Customer for any losses, damages, claims or liabilities resulting from such infringement and shall defend Customer at CableData's expense against such Infringement Action. Customer shall promptly notify CableData in writing of said Infringement Action. To the extent such Infringement Action solely involves the Software and Products, CableData shall have sole control of the defense and any settlement negotiations except with respect to any request for an injunction. To the extent such Infringement Action involves the Software and Products as well as other Customer subject matter, CableData and Customer agree to cooperate in the defense and any settlement negotiations in such Infringement Action; provided that, in the event CableData and Customer cannot reach agreement then CableData shall have sole control over only that portion of the Infringement Action involving Software and Products and Customer shall have sole control over the remaining portions of such Infringement Action. In the event Customer's use of the Software is enjoined as a result of the Infringement Action, CableData shall procure for Customer another vendor providing the same or similar services as CableData and CableData shall pay all reasonable costs and expenses in connection with such procurement and conversion to such vendor.


       25.2 CableData shall have no liability to Customer for any infringement action or claim which would not have occurred but for, and which is based upon or arises out of:

              (a)      Any modification of the Products by Customer without the
                     express written permission of CableData; or

              (b)      Any use of the Products in combination with (i) any other
                     system, equipment or software which is not furnished by CableData or approved by CableData in writing or (ii) any peripheral equipment, such as PCs, printers or communication devices, which may reasonably be anticipated to be used by Customer.

       25.3 If any action is instituted against CableData based upon a claim that any materials such as artwork or inserts provided by Customer to CableData infringe a United States patent, copyright or trademark, Customer shall, for and on behalf of CableData, defend and indemnify such action at Customer's expense, provided CableData promptly notifies Customer in writing of said action and Customer has sole control of the defense and any settlement negotiations.

26.    DISASTER RECOVERY ASSISTANCE

       26.1 The purpose of this Section 26 is to outline what CableData will do to help Customer recover from a system loss (referred to as a disaster) at one of Customer's Computer Facilities. Outlining our proposed actions, it is necessary to establish the following:

              (a)      CableData will as a priority, in good faith and as
                     promptly as is possible, order, arrange for shipment and install new equipment to get the Customer back up and running.

              (b)      CableData will invoice Customer and Customer will pay for
                     work performed and hardware installed.

              (c)      It shall be the Customer's responsibility to:

                     (i) Procure a new computer room or replace/repair existing computer room.

                     (ii)   Order new or repaired phone lines.

                     (iii) Have usable backup files upon which to rebuild the database.

                     (iv) Notify CableData of a total system loss and officially request a new system.

       26.2 CableData will help Customer recover from a disaster, subject to Customer's payment of CableData's standard time and materials rates (unless the disaster is the result of CableData's actions), as follows:

              (a)      Immediately after notification of a total system loss by
                     Customer and receipt of Customer's official written or faxed request for a new system, CableData will source, procure and arrange to have equipment shipped.

              (b)      After replacement equipment has been sourced, it will be
                     shipped to the location of the new computer room, provided that a computer room is available to receive this hardware (either an existing, a new permanent or an interim computer room).

              (c)      A Tandem field engineer will be sent on-site to prepare
                     for installation of the new equipment when it arrives.

              (d)      When the new equipment arrives, an appropriate number of
                     field engineers will be made available for the installation of the new hardware and to rebuild the database.

              (e)      If CableData is unable to source, arrange for shipment
                     and install new equipment within seven (7) business days of receipt of official notification and request from Customer for new equipment, CableData will, to the extent possible, provide Customer with emergency data processing through CableData's Sacramento headquarters or one of its regional data centers at Customer's cost and expense. If CableData is either unable to supply hardware or provide emergency data processing, then Customer may (after the aforementioned seven (7) days have expired), purchase necessary emergency recovery equipment from third parties until such time as CableData can supply hardware or provide said data processing, provided, however that Customer shall not directly purchase from Tandem Computers, Inc., Penril or Fujitsu unless a dissolution of the relationship has occurred between CableData and the manufacturer in question, which in turn prevents Customer from purchasing necessary equipment from CableData. CableData will source, arrange for shipment and install any in-stock equipment to a designated Customer site within five (5) business days. If equipment must be purchased from a third-party vendor, the equipment will be shipped (by Customer) to the new permanent or interim computer room and CableData will provide an appropriate number of field engineers to install the new equipment at Customer's expense.

              (f)      At such time as Customer notifies CableData of a natural
                     disaster, CableData will, to the best of its ability, give Customer an estimate within twenty-four (24) hours as to when the necessary equipment will arrive at the appropriate site. If this estimate is longer than the aforementioned seven (7) business days, Customer may purchase equipment from a third-party vendor..

              (g)      Upon completion of the installation, CableData personnel
                     will rebuild the database to the extent possible using the Customer's off-site backup packs or tapes. The database will be rebuilt to the point of the most recent usable backup.

              (h)      Although it is the Customer's responsibility to procure
                     new phone service, CableData will exert any influence it may have to speed up this process.

              (i)      If new leased data lines are not available in the new
                     computer location(s), CableData shall, if possible, help establish communication using regular dial-up modems to be used with dial-up lines.

       26.3 It is the intention of the parties hereto to be full participants in the planning and execution of a disaster recovery plan. Both parties shall use their best efforts to ensure thate the affected data center is back up and running at the earliest possible date.

27.    SUMMITrak.

       27.1 CableData acknowledges that Customer is in the process of developing a subscriber management software package known as SUMMITrak ("Summit"). In connection therewith, Customer will be removing Customer Cable Systems from this Agreement in order to place them on Summit. CableData will assist Customer in deinstalling any hardware identified by Customer as no longer necessary for its operations. Such deinstallation shall be charged on a time and materials basis at hourly rates as mutually agreed to by the parties.

       27.2 CableData will waive the consultation fee for deconverting any Customer Cable System to another vendor, but will not waive consultation fees for deconversions to Summit until it has determined what its exposure will be, in terms of resources and costs, for Summit deconversions and has concluded that such exposure is minimal. CableData and Customer will negotiate in good faith any fees to be charged by CableData in connection with a deconversion to Summit. All Master File Data return charges and other charges for deconversions shall be as set forth in ATTACHMENT B.

28.    GENERAL

       28.1 The parties agree that in the event it is necessary to employ attorneys to enforce the terms of this Agreement, the prevailing party in any lawsuit shall be entitled to an award of reasonable attorneys' fees and court costs.

       28.2 This Agreement may not be assigned without prior written mutual consent of Customer and CableData, which consent shall not be unreasonably withheld, provided that Customer may assign this Agreement to any wholly-owned subsidiary or a majority-owned or controlled (more than fifty percent (50%)) affiliate without the consent of CableData.

       28.3 This Agreement may be amended only by an instrument in writing, executed by Customer and CableData.

       28.4 This Agreement will be governed in all respects by the laws of the State of California.

       28.5 The headings of the several paragraphs are for convenience of reference only and are not intended to be part of, or affect the meaning or interpretation of, this Agreement.

       28.6 This Agreement and Attachments represent the entire agreement between the parties and supersede and replace all prior oral and written proposals, communications and agreements with regard to the subject matter hereof between Customer and CableData.

       28.7 Section 20 (Nondisclosure), Section 21 (Title), Section 24 (Limitation of Remedy) and Section 25 (Infringement) shall survive the termination of this Agreement.

       28.7 Section 20 (Nondisclosure), Section 21 (Title), Section 24 (Limitation of Remedy) and Section 25 (Infringement) shall survive the termination of this Agreement.

       28.8 Except for invoices and billing related communications, any notice, request, demand, waiver or other communication required or permitted to be given hereunder by either party to the other shall be in writing and shall be deemed given when addressed as set forth on the first page of this Agreement to the attention of National Account Manager, with a copy to the Legal Department, in the case of CableData, and Clark Parr, in the case of Customer, with a copy sent to the same address to the attention of the legal department, and (1) hand delivered, or (2) sent by facsimile transmission to (916) 636-5645 in the case of CableData or (303) 388-3207 in the case of Customer, or (3) sent by first class or certified, postage prepaid United States Mail or (4) sent by overnight carrier (such as Federal Express or DHL). If either party changes its address or its designated contact person, it shall so advise the other party in writing and any notice thereafter required to be given shall be sent as specified herein to such new address. All notices will be deemed to have been received on the date of delivery or on the third business day after mailing in accordance with this Section, except that any notice of a change of address will be effective only upon actual receipt.

       28.9 In the event that Customer purchases any other cable company ("Seller") and the Seller's systems are bound by a then-current contract with CableData, then Customer may, by providing CableData with proof of such purchase and written notification of its election to bring the Seller's systems under this Agreement, add the Seller's systems to this Agreement and terminate the Seller's agreement with CableData without penalty.

       28.10 The individuals signing below represent that each is authorized to bind his or her party to this Agreement.

       28.11 All agreements between CableData and Customer or any of their affiliates regarding software development or data access must be reviewed and approved by the Customer representative set forth in Paragraph 28.8.

       The following attachments are a part of this Agreement and are hereby incorporated by reference:

              Attachment A: Software Description
              Attachment B: Selected Products and Services - Pricing
              Attachment C: Customer's Computer Facilities and Remote Sites Attachment D: Standard Fixed Reports - DDP Financials
              Attachment E: Tandem Sublicense Terms and Conditions
              Attachment F: Program Run Guidelines (Inclusive Systems) Attachment G: DDP/SQL Inclusive Pricing Through September 30, 1996 Attachment H: Discontinued Products and Services
              Attachment I: Training Courseware Listing

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 1st day of June, 1996.


TCI CABLE MANAGEMENT
CORPORATION                             CABLEDATA, INC.



By: /s/ James C. Castle                By: /s/ James C. Castle
   --------------------------------        --------------------------------

Name: James C. Castle                   Name: James C. Castle
     ------------------------------          ------------------------------

Title: S.V.P.                          Title: Chairman & CEO
      -----------------------------           -----------------------------
     (must be an authorized signer)              (must be an officer)

Date: 6-5-96                           Date: June 7, 1996
     ------------------------------          ------------------------------

                      ON/LINE OPERATING & LICENSE AGREEMENT
                                  ATTACHMENT A
                              SOFTWARE DESCRIPTION

DESCRIPTION:

1. On-Line Application Software (DDP/SQL) - The core applications of DDP/SQL including: Order Entry, Dispatch, Check-in, Routing, and Parameter Maintenance Programs.
2. Addressability Features - These features allow a cable system that supplies converters that store unique digital addresses on a computer chip to communicate with the converter by sending addressable commands.
3. Pay-Per-View Features - These programs maintain information about events that a cable system plans to offer customers on a special order or a "pay-per-view" basis. These programs charge customers for PPV, schedule events, and provide a method to record and analyze sales and marketing activities. Automatic Number Identification (ANI) - Allows a system to receive inbound transactions or inquiries without the need of a CSR to process the orders.
4. National ANI allows the MSO to create a national addressable transaction interface.
5. Electronic Funds Transfer (EFTS) - Provides the ability to automatically debit a customer's checking account for monthly payments.
6. Audio Response Unit (ARU) - Allows a system to receive inbound transactions or inquiries without the need of a CSR to process the orders. The ARU unit resides at the system site.
7. Consolidated Reporting (Universal Select) - The Universal Select program provides virtually unlimited access to data stored in the DDP/SQL tables with a single report run. Consolidated reporting for MSOs with multiple systems sharing a single computer is built into the Universal Select program.
8. Regionalization Features - Give MSOs access to all subscriber accounts across their multiple system offices via zip code, address, area code and phone number, and account number.
9. Collections Module - Sophisticated program for managing delinquent customer accounts and tracking the effectiveness of collection agency activities.
10. DDP/SQL Quickscreen Plus Emulator - Provides the dedicated DDP/SQL functionality resident on DDP/SQL terminals to operate on desktop PC or Macintosh workstations.

                      ON/LINE OPERATING & LICENSE AGREEMENT
                                  ATTACHMENT B
                    SELECTED PRODUCTS AND SERVICES - PRICING


DDP/SQL EXCLUSIVE PRICING:


Item                                                           Selling
Code    Description                                            Price                           Minimum
- ----    -----------                                            -----                           -------
        Exclusive DDP/SQL Bundled, Includes                    [       *       ]               [  *  ]
5410     DDP/SQL License & Maintenance Fees
0442     DDP/SQL Customer Support Fee
0207     DDP Financials Package
0348     Benchmark  II Panel Statement (one/sub/month)
5081     Addressability - One Way: License and Maintenance
5085     Audio Response Unit (ARU) Interface:   License & Maintenance
0440     Addressability Fee Customer Support Fee
5023     DMX Splitter Program ($DMSS)
5024     DMX Program ($DMX)
5025     DMX National Authorization Center Addressable Package
0565     Corp Merge - Two Corps Into One Corp For New Business Only (excluding travel & expenses)
0566     Corp Merge - Each Additional Corp Over Two For New Business Only
         (excluding travel & expenses)
0568     Corp Split - One Corp Into Two Corps Where Corps Stay on CableData
         (excluding travel & expenses)
0571     Corp Split - Each Additional Corp Over Two Where Corps Stay on
         CableData (excluding travel & expenses)
0570     Cycle Split/Merge
0575/    Rate Increase - Simple & Complex
0584     Rate Increase - Automated Rate Change
0576
0577     Tax Project Fee
0572     Bi-Monthly Split
0551     DDP Phone Number Clean Up Run
0595     Transmit-X License & Maintenance Fee
0596     Transmit-X Processing Fee
0506     Message Select Set Up Charge
0573     Message Select Programming/Processing
0508     Message Select Programming - Activate
0510     Message Printing Charge
0336     Statement Logo Set Up Charge
0345     Statement Logo Programming Charge -   New or Change
0311/    Original Microfiche Produced & Fiche Duplicates
0314
0477     Records Passed
0279     Fiche Report - Original Fiche Produced
0373     MSO Data Tape Transaction Transfer Fee
0365     MSO Data Tape Computer Tape
0467/    Cutoff  & Update (4 cycles per month)
0468


* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

Item                                                           Selling
Code    Description                                            Price                           Minimum
- ----    -----------                                            -----                           -------
5423    DDP/SQL Support Surcharge*                             [        #          ]

        Statement Processing - Paper Component                 [      #       ]
        --------------------------------------
        Base Date:  May 1996
        Benchmark II Panel/Spectrum II                            [     #     ]
        Benchmark III Panel/Spectrum III                          [     #     ]
        Benchmark IV Panel/Spectrum IV                            [     #     ]
        Cablegram                                                 [     #     ]
        Base Index:  Benchmark II/Spectrum II = .715107
        Base Index:  Benchmark III/Spectrum III = .718790
        Base Index:  Benchmark IV/Spectrum IV = .724211
        Cablegram = .724409


        *Persuant to the provisions outlined in section 10.5.

        NOTE: Bundle price is on a per corp city basis. No discount of the bundled price will be given for non-use of products or services included.

# PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

DDP/SQL INCLUSIVE  BUNDLE:


Item                                                           Selling
Code    Description                                            Price                           Minimum
- ----    -----------                                            -----                           -------
5763    Inclusive DDP/SQL Bundled, Includes                    [      *       ]               [   *   ]
5410    DDP/SQL License & Maintenance Fees
0442    DDP/SQL Customer Support Fee
0207    DDP Financials Package
0467    Cutoff (4 cycles per month)
0468    Update (4 cycles per month)
0560    House Disk Storage
5601    Subscriber Disk Storage
0594    Transmit-X Processing Fee (2 cycles)
0348    Benchmark II Panel Statement (one/sub/month)
5730    Addressability - One Way: License, Maintenance, Support
5707    Audio Response Unit (ARU) Package:  License & Maintenance
5023    DMX Splitter Program ($DMSS)
5024    DMX Program ($DMX)
5025    DMX National Authorization Center Addressable  Package
0565    Corp Merge - Two Corps Into One Corp For New Business Only (excluding travel & expenses)
0566    Corp Merge - Each Additional Corp Over Two For New Business Only
        (excluding travel & expenses)
0568    Corp Split - One Corp Into Two Corps Where Corps Stay on CableData
        (excluding travel & expenses)
0571    Corp Split - Each Additional Corp Over Two Where Corps Stay on CableData
        (excluding travel & expenses)
0570    Cycle Split/Merge
0575    Rate Increase - Simple
0576    Rate Increase - Complex
0584    Rate Increase - Automated Rate Change
0577    Tax Project Fee
0578    Alter Runs Programming
0572    Bi-Monthly Split
0551    DDP Phone Number Clean Up Run
0506    Message Select Set Up Charge
0573    Message Select Programming/Processing
0508    Message Select Programming - Activate
0510    Message Printing Charge
0336    Statement Logo Set Up Charge
0345    Statement Logo Programming Charge - New or Change
0311    Original Microfiche Produced
0314    Fiche Duplicates
0477    Records Passed
0279    Fiche Report - Original Fiche Produced
0373    MSO Data Tape Transaction Transfer Fee
0365    MSO Data Tape Computer Tape
5502    Computer Access (see A & C below)
5262    Q/S Plus Emulator Maintenance (see A below)
5852    Equipment Rental (see B below)
        Installation and Monthly Lease For Primary Data Circuit
        Equipment Rental and Maintenance Charges as Follows:
          A) Quickscreen Plus Emulator and/or Computer Access
             (One per 2,000 subs)
          B) Relevant Printers and Modem/Multiplexers
          C) Quickscreen Plus Emulator and two ports for Addressability

* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

Item                                                           Selling
Code    Description                                            Price                           Minimum
- ----    -----------                                            -----                           -------
5423    DDP/SQL Support Surcharge *                            [         #          ]

        Statement Processing - Paper Component
        --------------------------------------
        Base Date:  May 1996
        Benchmark II Panel/Spectrum II                         [     #     ]
        Benchmark III Panel/Spectrum III                       [     #     ]
        Benchmark IV Panel/Spectrum IV                         [     #     ]
        Cablegram                                              [     #     ]
        Base Index:  Benchmark II/Spectrum II = .715107
        Base Index:  Benchmark III/Spectrum III = .718790
        Base Index:  Benchmark IV/Spectrum IV = .724211
        Cablegram = .724409

        *Persuant to the provisions outlined in section 10.5.
        ** A per port charge will be assessed for each port over the limit.

        NOTE: Bundle price is on a per corp city basis. No discount of the bundled price will be given for non-use of products or services included.

# PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

        DDP/SQL EXCLUSIVE OPTIONAL MODULES:

Item                                                           Selling
Code    Description                                            Price                           Minimum
- ----    -----------                                            -----                           -------
        SOFTWARE LICENSE & MAINTENANCE
5082    Addressability - Two Way                               [       #        ]              [     #     ]
5026    Sega Splitter Program                                  [      #      ]
5027    Sega Filter Program                                    [      #      ]
5089    Pay Per View (PPV) - includes
        PPV Analysis Module                                    [      #      ]                 [     #     ]
0427    Pay Per View (PPV) Analysis
        Module***                                              [       #        ]
        SOFTWARE SUPPORT
0458    Pay Per View (PPV) Fee                                 [            #            ]
        SOFTWARE LICENSE
5064    EasyLink - Initial Copy                                [        #        ]
5064A   EasyLink Exchange Diskette                             [    #     ]
5065    EasyLink - Additional Copies                           [        #        ]
5013    Electronic Funds Transfer (EFTS)                       [            #             ]
5256    Event Schedular                                        [      #      ]
5031    Interactive Outage Module
        (ARU corp)                                             [      #      ]
5011    Interactive Outage Module
        (Non-ARU corp)                                         [      #      ]
5191    On-Line Verification & Queuing
        (ANI-OLVQ)                                             [            #             ]
5245    PC Download                                            [            #             ]
5261    QuickScreen Plus Emulator -
        1-9 copies*                                            [          #           ]
5261A   QuickScreen Plus Emulator -
        10-24 copies*                                          [          #           ]
5261B   QuickScreen Plus Emulator -
        25-49 copies*                                          [          #           ]
5261C   QuickScreen Plus Emulator -
        50-74 copies*                                          [          #           ]
5261D   QuickScreen Plus Emulator -
        75-99 copies*                                          [          #           ]
5261E   QuickScreen Plus Emulator -
        100-149 copies*                                        [          #           ]
5261F   QuickScreen Plus Emulator -
        150 copies or more*                                    [          #           ]
5270    Secondary Emulator Package**                           [            #             ]
5263A   TCP/IP Emulator Upgrade
        (Windows, Macintosh) - 1-50 units                      [               #               ]
5263B   TCP/IP Emulator Upgrade (Windows,
        Macintosh) - 51-100 units                              [               #               ]
5263C   TCP/IP Emulator Upgrade (Windows,
        Macintosh) - 101-150 units                             [               #               ]
5263D   TCP/IP Emulator Upgrade (Windows,
        Macintosh) - 151 or greater units                      [               #               ]
5265A   TCP/IP Emulator Upgrade (DOS) -
        1-50 units                                             [               #               ]
5265B   TCP/IP Emulator Upgrade (DOS) -
        51-100 units                                           [               #               ]
5265C   TCP/IP Emulator Upgrade (DOS) -
        101-150 units                                          [               #               ]
5265D   TCP/IP Emulator Upgrade (DOS) -
        151 or greater units                                   [               #               ]
5253    Spreadsheet Interface                                  [    #     ]
5253A   Spreadsheet Interface Exchange
        Diskette                                               [    #     ]


*       Requires Release 2.7 or greater.
** In addition to One Way or Two Way Software License & Maintenance Fee only if customer is using Jerrold Format 9.
*** Charged only if the corp is NOT using PPV transactional pricing. PPV transactional pricing includes the PPV Analysis Module.

# PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

        DDP/SQL EXCLUSIVE OPTIONAL MODULES CONTINUED:

Item                                                           Selling
Code    Description                                            Price                           Minimum
- ----    -----------                                            -----                           -------
        SOFTWARE MAINTENANCE
5124    EasyLink                                               [      #      ]
5112    Electronic Funds Transfer (EFTS)                       [       #        ]
5165    Event Schedular                                        [       #        ]
5114    Interactive Outage (ARU Corp)                          [       #        ]
5118    Interactive Outage (Non-ARU Corp)                      [       #        ]
5088    On-Line Verification & Queuing
        (ANI-OLVQ)                                             [       #        ]
5196    On-Line Verification &
        Queuing/Additional Interface
        Same Corp                                              [            #             ]
5106    PC Download                                            [            #             ]
5262    QuickScreen Plus Emulator                              [       #        ]
5263M   TCP/IP Emulator*                                       [       #        ]
5143    Spreadsheet Interface                                  [      #      ]

        PAY PER VIEW AUTO LOAD (PAL) TAPE
0414    PAL Tape or Transmission                               [         #          ]
0415    PAL Service                                            [           #            ]
0421    PAL Reload Fee                                         [       #        ]

        PROJECTS - SPECIAL HANDLING
0475A   Paperwork Expedite Fee -
        21 to 15 days                                          [  #  ]
0475B   Paperwork Expedite Fee -
        14 to 8 days                                           [  #  ]
0475C   Paperwork Expedite Fee -
        0 to 7 days                                            [  #  ]

        FIXMASTER TAPE
0858    Consulting & Documentation                             [         #           ]
0877    DDP Financials - 1st Run                               [         #           ]
0878    DDP Financials - Additional Runs                       [        #        ]
0859    DDP/SQL - 1st Run                                      [         #           ]
0876    DDP/SQL - Additional Runs                              [        #        ]


* This fee includes the standard emulator maintenance fee of $5.27/mo/license plus an additional $3.00/mo/license for the TCP/IP upgrade.

# PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

        INCLUSIVE DDP/SQL OPTIONAL MODULES

Item                                                           Selling
Code    Description                                            Price                           Minimum
- ----    -----------                                            -----                           -------
5740    Addressable Package-Two Way                            [       #        ]              [  #  ]
        Includes:  Addressable License
        & Maintenance Fee
        Addressable Customer Support
        Additional two (2) ports needed
        for Addressability

        Sega Channel
5026    Sega Splitter Program                                  [      #      ]
5027    Sega Filter Program                                    [      #      ]
5028    Sega National Access Fee                               [      #      ]

5750    PPV (Pay Per View) Package                             [      #      ]                 [    #    ]
        Includes:  PPV License Fee
        & Maintenance Fee
        PPV Customer Support
        PPV Analysis Module
        Event Schedular License &
        Maintenance Fee

0427    PPV (Pay Per View) Analysis
        Module*                                                [       #        ]

        On-Line Verification & Queuing
        ANI/OLVQ Package
        Includes:
5185    ANI/OLVQ Package License
        & Maintenance Fee                                      [       #        ]              [    #    ]
5195    ANI/OLVQ Package License &
        Maintenance Fee/Additional
        Interface Same Corp                                    [       #        ]


*Charged only if the corp is NOT using PPV transactional pricing. PPV transactional pricing includes the PPV Analysis Module.

# PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

        INCLUSIVE DDP/SQL OPTIONAL MODULES CONTINUED:

Item                                                           Selling
Code    Description                                            Price                           Minimum
- ----    -----------                                            -----                           -------
        Electronic Funds Transfer
        (EFTS) Package
0471    EFTS Package Handling Fee                              [      #      ]
0472    EFTS Package Transaction
        Batch Fee                                              [          #            ]
5005    EFTS Package License Fee                               [      #      ]
5608    EFTS Package Maintenance Fee                           [       #        ]

5014    Frequent Buyer Package                                 [       #        ]              [  #  ]
        Includes:
        Software License & Maintenance Fees
        Customer Support

        Lockbox Transmission/Tape
        Handling Charges
0470    Handling Fee                                           [      #      ]
5806    Transaction Batch Fee                                  [           #           ]

        SOFTWARE LICENSE
5064    EasyLink - Initial Copy                                [        #        ]
5065    EasyLink - Additional Copies                           [        #        ]
5064A   EasyLink Exchange Diskette                             [    #     ]
5033    Interactive Outage (ARU Corp)                          [      #      ]
5010    Interactive Outage (Non-ARU Corp)                      [      #      ]
5245    PC Download                                            [            #             ]
5261    QuickScreen Plus Emulator -
        1-9 copies*                                            [          #           ]
5261A   QuickScreen Plus Emulator -
        10-24 copies*                                          [          #           ]
5261B   QuickScreen Plus Emulator -
        25-49 copies*                                          [          #           ]
5261C   QuickScreen Plus Emulator -
        50-74 copies*                                          [          #           ]
5261D   QuickScreen Plus Emulator -
        75-99 copies*                                          [          #           ]
5261E   QuickScreen Plus Emulator -
        100-149 copies*                                        [          #           ]
5261F   QuickScreen Plus Emulator -
        150 copies or more*                                    [          #           ]
5270    Secondary Emulator Package**                           [           #            ]
5263A   TCP/IP Emulator Upgrade
        (Windows, Macintosh) - 1-50 units                      [               #               ]
5263B   TCP/IP Emulator Upgrade (Windows,
        Macintosh) - 51-100 units                              [               #               ]
5263C   TCP/IP Emulator Upgrade (Windows,
        Macintosh) - 101-150 units                             [               #               ]
5263D   TCP/IP Emulator Upgrade (Windows,
        Macintosh) - 151 or greater units                      [               #               ]
5265A   TCP/IP Emulator Upgrade (DOS) -
        1-50 units                                             [               #               ]
5265B   TCP/IP Emulator Upgrade (DOS) -
        51-100 units                                           [               #               ]
5265C   TCP/IP Emulator Upgrade (DOS) -
        101-150 units                                          [               #               ]
5265D   TCP/IP Emulator Upgrade (DOS) -
        151 or greater units                                   [               #               ]
5253    Spreadsheet Interface                                  [    #     ]
5253A   Spreadsheet Interface Exchange
        Diskette                                               [    #     ]


        *  Discounts are based on the number of copies per corp.
        ** For distribution to multiple offices.

# PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

        INCLUSIVE DDP/SQL OPTIONAL MODULES CONTINUED:

Item                                                           Selling
Code    Description                                            Price                           Minimum
- ----    -----------                                            -----                           -------
        SOFTWARE MAINTENANCE
5124    EasyLink                                               [      #      ]
5114    Interactive Outage (ARU Corp)                          [       #        ]
5118    Interactive Outage (Non-ARU Corp)                      [       #        ]
5106    PC Download                                            [            #             ]
5262    QuickScreen Plus Emulator                              [       #        ]
5263M   TCP/IP Emulator*                                       [       #        ]
5143    Spreadsheet Interface                                  [      #      ]


5502    Region Access - over and above
        Inclusive Package
        Computer Access:  (Monday-Saturday
        8AM - 12AM & Sunday 8AM - 5PM)                         [      #       ]
        Ports are available during all
        other hours if system is not being
        used by Region for software or
        hardware maintenance.

        DISK STORAGE
0555    Statement Image Records                                [          #           ]
0556    Extended Ledger Records                                [            #              ]

        PAY PER VIEW AUTO LOAD (PAL)

0413    Pay Per View Auto Load (PAL)
        Services                                               [           #            ]
0421    PAL Reload Fee                                         [       #        ]

        PROJECTS - SPECIAL HANDLING
0475A   Paperwork Expedite Fee -
        21 to 15 days                                          [  #  ]
0475B   Paperwork Expedite Fee -
        14 to 8 days                                           [  #  ]
0475C   Paperwork Expedite Fee -
        0 to 7 days                                            [  #  ]

        FIXMASTER TAPE
0858    Consulting & Documentation                             [         #            ]
0877    DDP Financials - 1st Run                               [         #           ]
0878    DDP Financials - Additional Runs                       [        #         ]
0859    DDP/SQL - 1st Run                                      [          #          ]
0876    DDP/SQL - Additional Runs                              [        #        ]


* This fee includes the standard emulator maintenance fee of $5.27/mo/license plus an additional $3.00/mo/license for the TCP/IP upgrade.

# PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

Item                                                           Selling
Code    Description                                            Price                           Minimum
- ----    -----------                                            -----                           -------
        CONVERSION FEES

        Conversion - Addressable
           Initial Installation - On Site
0814          One-way                                          [        #             ]*
5158          Two-way                                          [        #             ]*
           Includes: Interface system
           to convert manufacturer's
           software,
           initializing files, and training

0829    Addressable Format Change                              [        #             ]*

5029    Sega Channel Conversion Fee                            [     #    ]

        Conversion - PPV (Long Term)
           Includes:
5156          Initialize File                                  [     #      ]
              Consulting (no on-site
               visit)

        Conversion - PPV (Single
        Calendar Month)
           Includes:
5155          Initialize File                                  [        #             ]
              Consulting (no on-site
               visit)
              Termination at end of
               calendar month
              No Software License or
               Maintenance Fee

        Conversion - On-Line Verification
        & Queuing ANI/OLVQ
5153          New interface with vendor                        [     #      ]
5153          Upgrade to OLVQ (for existing
               ANI Customer)                                   [     #      ]

0809    Set-Up Fee - EFTS                                      [     #      ]
           Includes:
              Consultation with customer
               and vendor for appropriate
               set up
              Interface with vendor
               communications protocol
              Initialize File

0812    Conversion - Field Service
        Management Interface                                   [        #             ]

5422    Conversion - Frequent Buyer
        Module                                                 [        #          ]
        Initial installation - via phone
        Includes:  Maximum 4 hours
        consultation via phone


        * Additional programming charge of $2,652.00 if interface is not standard in cable industry and CableData must modify program to accommodate Vendor's interface.
        ** If a customer is requesting a CAM installation in a call center environment where two or more corps are using the regionalization module, the conversion fee is $4,480 to install all corps. However, if the customer is not using regionalization, the conversion fee is $4,480 per corp.


# PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

Item                                                           Selling
Code    Description                                            Price                           Minimum
- ----    -----------                                            -----                           -------
        Conversion - ARU
0821       Inclusive                                           [     *      ]
0822       Exclusive                                           [     *      ]
              Includes:
                 Interface with vendor
                 Set-up parameters and
                  files

0062    Conversion - MobileVantage
        Interface                                              [           *            ]

0804    Customer Handbook (additional
        copy)                                                  [    *    ]


        1. Customer will appoint a conversion contact from their staff, this person is to coordinate the entire conversion effort.
        2. CableData will supply one complete set of manuals to operate the system as part of the conversion, additional documentation required by customer is billable.
        3. CableData manuals will be revised periodically and new manuals printed. These are available for sale to the customers (including the first set of revised manuals).

* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

DDP FINANCIALS PRICING:

ITEM                                                                               SELLING
CODE      DESCRIPTION                                                              PRICE                            MINIMUM
- ----      -----------                                                              -----                            -------
          DDP FINANCIALS
          --------------
0561      Historical Ledger Retention - More Than
          Current Period (i.e., Not Trimmed)                                     [            *             ]
0228      Historical Ledger Retention - Not Meeting DDPF Package
           Criteria                                                              [            *             ]
0248      Pay Per View Ledger Detail                                             [            *             ]
0252      Dynamic Ledger                                                         [            *             ]


          DDP FINANCIALS - SPECIAL HANDLING FEES
          --------------------------------------
0491      Reload RP/CB File                                                      [     *     ]
0492      Manual Concatenation of CableGram File                                 [     *     ]
0495      Hold Statements on Production Floor                                    [        *         ]               [  *   ]

          DDP FINANCIALS - OPTIONAL & DUPLICATE REPORTS
          ---------------------------------------------
0257      Detail Report Transactions, over Pay80                                 [        *          ]
0258      Summary Report Transactions                                            [        *          ]
0276      Report Lines Printed                                                   [      *      ]
0277      Report Pages Printed                                                   [      *      ]
0261      Laser Report Pages Produced                                            [      *      ]
0275      Record Sort                                                            [          *          ]
0260      Paper Report - Pages Printed (Laser, 8 1/2 x 12, one side)             [          *          ]
0278      Fiche Report - Frames Produced                                         [      *       ]

          DDP FINANCIALS - REPORT WRITERS
          -------------------------------
0271      Use Fee                                                                [            *             ]
0272      Inventory Fee                                                          [    *     ]
0273      Program or Change  - Simple                                            [      *      ]
0274      Program or Change  - Simple With Totals                                [      *      ]
0280      Program or Change  - Complex                                           [*]                                  [  *   ]
0281      Activate Existing  With No Changes                                     [     *      ]
0275      Sort                                                                   [         *           ]
0276      Paper  - Lines Printed                                                 [         *           ]
0278      Fiche  - Frames Produced                                               [      *       ]

          DDP FINANCIALS - SALES TOOLS
          ----------------------------
0271      Use Fee                                                                [            *             ]
0365      Reel Tape (2400 feet, 9 track, 1600 bpi)                               [    *     ]

* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST


DDP FINANCIALS PRICING CONTINUED:

ITEM                                                                      SELLING
CODE      DESCRIPTION                                                     PRICE                                     MINIMUM
- ----      -----------                                                     -----                                     -------
          CYCLE SELECT
          ------------
0271      Cycle Select - Use Fee                                        [            #             ]
0505      Cycle Select Programming - New or Change                      [     #     ]
0507      Cycle Select Programming - Reactivate Existing                [     #     ]
0509      Cycle Select Processing                                       [            #             ]


          MESSAGE SELECT
          --------------
0271      Message Select - Use Fee                                      [            #             ]

          ADJUSTMENT SELECT
          -----------------
0271      Adjustment Select - Use Fee                                   [            #             ]
0516      Adjustment Select - Set Up Charge                             [     #     ]
0517      Adjustment Select Programming - Activation Charge             [    #     ]
0518      Adjustment Select - Processing Charge                         [            #             ]                [     #      ]

          STATEMENT SELECT
          ----------------
0271      Statement Select - Use Fee                                    [            #             ]

          SUPERCOMPRESS
          -------------
0574      Supercompress Programming                                     [    #     ]                                 [     #     ]

          RERUN
          ------
0480      Rerun Programming                                             [     #     ]

          ALTER RUNS
          ----------
0578      Alter Runs Programming                                        [     #     ]
0477      Alter Runs Records Passed                                     [        #         ]

          STATEMENT IMAGE
          ---------------
0554A     Statement Image Pull to Tape - EXCLUSIVE                      [        #         ]
0554      Statement Image Pull to Tape - INCLUSIVE                      [        #         ]

          TRANSMIT-X*
          -----------
          EXCLUSIVE
          ---------
0292      Transmit-X Transmission Fee                                   [             #              ]

          INCLUSIVE
          ---------
0292      Transmit-X Transmission Fee                                   [             #              ]


     *  Refer to hardware sections for Tandem X.25 AM licensing fee.  (TXP X.25
AM License Fee is [    #    ]

# PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST


ITEM                                                                   SELLING
CODE      DESCRIPTION                                                  PRICE                                            MINIMUM
- ----      -----------                                                  -----                                            -------

          STATEMENT PRODUCTS
          -------------------
0428      Statement Design & Layout Service                            [   #     ]                                     [   #   ]


          STATEMENT PROCESSING - BILL PRODUCTION
          ---------------------------------------
          SERVICES
          --------
0328      Benchmark III Panel                                          [                 #                   ]
0333      Benchmark IV Panel                                           [                 #                   ]
0329      Spectrum II - Front Print Only, 1 or 2 colors**              [                 #                   ]
0330      Spectrum II - Front and Back Print**                         [                 #                   ]
0331      Spectrum III - Front Print Only, 1 or 2 colors**             [                 #                   ]
0332      Spectrum III - Front and Back Print**                        [                 #                   ]
0334      Spectrum IV - Front Print Only, 1 or 2 colors**              [                 #                   ]
0335      Spectrum IV - Front and Back Print**                         [                 #                   ]
0350      CableGram***                                                 [      #       ]
0358      Address Card - Inserted                                      [      #       ]                                  [  #   ]


          CARRIER ROUTE/ZIP+4 MODULE
          --------------------------
0422      Carrier Route/Zip+4 Module Set Up Fee -
          Corp Size of 10,000 Subscribers or Less                      [     #      ]
0423      Carrier Route/Zip+4 Module Set Up Fee -
          Corp Size of 10,001 to 50,000 Subscribers                    [     #      ]
0424      Carrier Route/Zip+4 Module Set Up Fee -
          Corp Size of 50,001 to 100,000 Subscribers                   [      #       ]
0425      Carrier Route/Zip+4 Module Set Up Fee -
          Corp Size of 100,001 Subscribers or More                     [      #       ]
0420      Carrier Route/Zip+4 Module Update Fee
          (Houses Not on DDPF Master)                                  [       #        ]                                [   #   ]

0989      Postage Presort Processing Fee**                             [         #          ]

0988      Postal Automation Fee                                        [        #         ]


     ** Subject to a disposal fee.
     ***In addition to applicable postage

# PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

                                                                                                                        Approx.
ITEM                                                                     SELLING                      STOCK               FORMS
CODE      DESCRIPTION                                                      PRICE                      NUMBER            COUNT/BOX
- -----     -----------                                                     ------                     --------           ---------
          FORMS:
0642      Supplies Request (4-Part)                                      No Charge
0660      Sales Tool Order Form                                          [    #    ]                                          [#]

          CONTINUOUS FORMS
          ----------------
0666      Salesman Call Cards                                            [     #     ]                                      [ #  ]
0667      DDP Work Order                                                 [    #     ]                                       [ #  ]
0668      Statements (2 panel)                                           [    #     ]                                       [ #  ]
0665      Cable Gram (T Gram)                                            [    #    ]                                        [ #  ]
0675      One Part Paper                                                 [    #     ]                                      [  #  ]
676       Three Part Paper                                               [    #     ]                                       [ #  ]
0672      Labels - 2-up Permanent                                        [    #     ]                                      [  #  ]

0673      Labels - 4-up Permanent                                        [    #     ]                                      [  #  ]
0674      Labels - 2-up Removable                                        [    #     ]                                      [  #  ]
0670      Standard Return Envelopes                                      [    #     ]                                       [ #  ]

          SUPPLIES:


0683      Bulbs - EPZ                                                    [      #       ]              [ # ]
0699      XL20 Viewer                                                    [      #       ]                [#]
0475      Restocking Charge                                                   [             #              ]



          COMPUTER SUPPLIES
          -----------------

0735      Printer Ribbon - LM315/615                                     [      #       ]
0721      Printer Ribbon - B-300/600                                     [      #       ]
0722      Printer Ribbon - Freedom Cartridge (MS)                        [      #       ]
0726      Printer Ribbon - Freedom Reel (Box of 3)                       [     #     ]
0724      Printer Ribbon - Decwriter                                     [      #       ]
0729      Printer Ribbon - Genicom 3840EP                                [      #       ]
0727      Printer Ribbon - Genicom 4410XT & 4440XT                       [      #       ]
0728      Printer Ribbon - Genicom 4470XT & 4490XT                       [      #       ]
0731      Diskette (Box of 10)                                           [     #     ]
1211      Computer Tape 2400 ft. (9 Track 1600 BPI) - Tandem             [      #       ]
0394      Computer Tape - QuickData                                      [      #       ]
28505     DDP/SQL Keyboard Labels                                        [      #       ]
0-01

     * Sold only by the box.

# PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST


                                                                                                                            APPROX.
ITEM                                                                       SELLING                       STOCK                FORMS
CODE      DESCRIPTION                                                       PRICE                        NUMBER            COUNT/BOX
- ----      ------------                                                      -----                        ------            ---------
          DOCUMENTATION:
          DDP/SQL Reference Manuals
          Addressable Parameter Maintenance Release                      [     *      ]                  605631
          Box Maintenance Reference                                      [     *      ]                  605635
          Bulletin Board Maintenance Reference                           [     *      ]                  605611
          Check-In Reference                                             [     *      ]                  605541
          Collection Processing Reference                                [     *      ]                  605561
          Collection Queue Reference                                     [     *      ]                  605573
          Collections Manager Reference                                  [     *      ]                  605562
          Compliance Reports Reference                                   [     *      ]                  605584
          Consolidated Reporting Reference                               [     *      ]                  605585
          Database Maintenance Reference                                 [     *      ]                  605651
          Data Dictionary Reference                                      [     *      ]                  605504
          Data Dictionary Reference - Release 2.7 Update
          (purchased as part of 605504)                                  [     *      ]               605504-01

          Data Dictionary Reference - Release 3.0 Update
           (purchased as part of 605504)                                 [     *      ]               605504-03

          Dispatch Reference                                             [     *      ]                  605542
          Director Maintenance Reference                                 [     *      ]                  605516
          Director Maintenance Reference - Release 3.0
          Update Packet                                                  [     *      ]               605516-01

          EFTS Processing Reference                                      [     *      ]                  605519
          Format Builder                                                 [     *      ]                  605522
          Frequent Buyer Maintenance Reference                           [     *      ]                  605613
          House/Customer Maintenance Reference                           [     *      ]                  605506
          Lockbox Processing Reference                                   [     *      ]                  605517
          Migration Report Reference                                     [     *      ]                  605581
          Miscellaneous Addressable Programs Reference                   [     *      ]                  605633
          Miscellaneous Maintenance & Operations (MMOPS) Reference       [     *      ]                  605510
          Miscellaneous Maintenance & Operations
          (MMOPS) Reference - update (4/23/94)                           [     *      ]               605510-01

          Miscellaneous PPV Programs Reference                           [     *      ]                  605632
          Miscellaneous PPV Programs Reference -
          Release 3.0 Update Packet                                      [     *      ]               605632-01

          MobileVantage Reference                                        [     *      ]                  605543
          MSO Data Tape Processing Reference                             [     *      ]                  605508
          OLVQ Maintenance                                               [     *      ]                  605637
          OPA Maintenance Reference                                      [     *      ]                  605527
          Operations Management                                          [     *      ]                  605652
          Order Entry Reference                                          [     *      ]                  605509
          Outage Tracking and Reporting Reference                        [     *      ]                  605544
          Payments & Adjustments Reference                               [     *      ]                  605520
          Personnel Maintenance Reference                                [     *      ]                  605505
          Post/Print Batches Reference                                   [     *      ]                  605523
          PPV Maintenance Reference                                      [     *      ]                  605634
          PPV Maintenance Reference - Release 3.0 Update Packet          [     *      ]               605634-01

          Product Manager Reference                                      [     *      ]                  605571
          Queue Maintenance/Job Scheduler Reference                      [     *      ]                  605521
          Quota Entry Reference                                          [     *      ]                  605612
          Rate Increase Run Reference                                    [     *      ]                  605507
          Rate Increase Run Reference - update (4/13/94)                 [     *      ]               605507-01

          Refunds Processing Reference                                   [     *      ]                  605518


* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

                                                                                                                      Approx.
ITEM                                                                     SELLING                    STOCK              FORMS
CODE      DESCRIPTION                                                    PRICE                     NUMBER            COUNT/BOX
- -----     -----------                                                    -----                    -------            ----------
          DDP/SQL Reference Manuals (continued)
          --------------------------------------
          Release 1.0 Reference                                          [    *     ]              605000
          Release 2.0 Reference                                          [    *     ]              605001
          Release 2.5 Reference                                          [    *     ]              605005
          Release 2.55 Reference                                         [    *     ]           605005-01

          Release 2.56 Reference                                         [    *     ]           605505-06

          Release 2.7 Reference                                          [    *     ]              605007
          Release 2.71 Reference                                         [    *     ]           605007-01

          Release 2.72 Reference                                         [    *     ]           605007-02

          Release 2.73 Reference                                         [    *     ]           605007-03

          Release 3.0 Reference                                          [    *     ]              605008
          Release 3.1 Reference (Release 3.0 and 3.1 must
          be ordered together)                                           [    *     ]              605009
          Report Key Manager                                             [    *     ]              605572
          Routing Reference                                              [    *     ]              605524
          Routing Reference - Release 3.0 Update Packet                  [    *     ]           605524-01

          Statement, Plans, Insert Reference                             [    *     ]              605574
          Status Summary Reference                                       [    *     ]              605582
          Supplier Activity Reference                                    [    *     ]              605583
          Universal Select Reference                                     [    *     ]              605526
          Write Off Run Reference                                        [    *     ]              605515
          Zip+4 Maintenance Reference                                    [    *     ]              605525


          DDP/SQL Migration Kits
          -----------------------
          Boxes and Addressability  Migration Training Kit               [    *     ]              609690
          Introduction Migration Training Kit                            [    *     ]              609640
          Maintenance and Operations Migration Training Kit              [    *     ]              609700
          Money Processing Migration Training Kit                        [    *     ]              609670
          Order Processing Migration Training Kit                        [    *     ]              609650
          Reports and Products Migration Training Kit                    [    *     ]              609680
          System Management Migration Training Kit                       [    *     ]              609660


          DDP/SQL Video Training Kits
          ----------------------------
          Anniversary Billing Video Training Kit                         [    *     ]              609603
          Front Counter Toolbox Video Training Kit                       [    *     ]              609602
          House/Customer Maintenance Video Training Kit                  [    *     ]              609600
          Memo Credits Video Training Kit                                [    *     ]              609604
          Quota File Maintenance Video Training Kit                      [    *     ]              609601
          Universal Select Video Training Kit                            [    *     ]              609605

          DDP/SQL Lecture-Based Training Curriculum
          -----------------------------------------
          Ad Hoc Reporting Instructor's Guide                            [     *     ]           609719-I
          Ad Hoc Reporting Student Guide                                 [     *     ]             609719
          Addressability Instructor's Guide                              [     *     ]           609721-I
          Addressability Student Guide                                   [     *     ]             609721
          Advanced Addressability and PPV Instructor's Guide             [     *     ]           609727-I
          Advanced Addressability and PPV Student Guide                  [     *     ]             609727
          Advanced Data Maintenance Instructor's Guide                   [     *     ]           609728-I
          Advanced Data Maintenance Student Guide                        [     *     ]             609728


* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST


                                                                                                                            Approx
ITEM                                                                           SELLING                      STOCK            FORMS
CODE      DESCRIPTION                                                           PRICE                       NUMBER         COUNT/BOX
- -----     -------------                                                         -----                      --------        ---------
          DDP/SQL LECTURE-BASED TRAINING CURRICULUM
          -----------------------------------------
          (CONTINUED)
          -----------
          Advanced Money Processing Instructor's Guide                      [      *      ]              609725-I
          Advanced Money Processing Student Guide                           [      *      ]              609725
          Advanced Order Processing Instructor's Guide                      [      *      ]              609723-I
          Advanced Order Processing Student Guide                           [      *      ]              609723
          Advanced Reporting Instructor's Guide                             [      *      ]              609726-I
          Advanced Reporting Student Guide                                  [      *      ]              609726
          Application Certification Instructor's Guide                      [      *      ]              609027-I
          Application Certification Student Guide                           [      *      ]              609027
          Basic Operations Instructor's Guide                               [      *      ]              609718-I
          Basic Operations Student Guide                                    [      *      ]              609718
          Database Administration Instructor's Guide                        [      *      ]              609720-I
          Database Administration Student Guide                             [      *      ]              609720
          Database Concepts Instructor's Guide                              [      *      ]              609724-I
          Database Concepts Student Guide                                   [      *      ]              609724
          Migration Operations Instructor's Guide                           [      *      ]              609716-I
          Migration Operations Student Guide                                [      *      ]              609716
          Money Processing Instructor's Guide                               [      *      ]              609715-I
          Money Processing Student Guide                                    [      *      ]              609715
          On-line Reports Instructor's Guide                                [      *      ]              609723-I
          On-line Reports Student Guide                                     [      *      ]              609723
          Order Processing Instructor's Guide                               [      *      ]              609712-I
          Order Processing Student Guide                                    [      *      ]              609712
          Pay Per View Instructor's Guide                                   [      *      ]              609722-I
          Pay Per View Student Guide                                        [      *      ]              609722
          Software Analyst Instructor's Guide                               [      *      ]              609717-I
          Software Analyst Student Guide                                    [      *      ]              609717
          System Management Instructor's Guide                              [      *      ]              609713-I
          System Management Student Guide                                   [      *      ]              609713

          DDP/SQL Documentation Accessories
          ----------------------------------
          Slip-in Binder Covers & Spine, "DDP/SQL
          Release Documentation - Reference"                                [      *      ]              608007
          Slip-in Binder Covers & Spine, "DDP/SQL
          Order Processing - Reference"                                     [      *      ]              608705
          Slip-in Binder Covers & Spine, "DDP/SQL
          Money Processing - Reference"                                     [      *      ]              608710
          Slip-in Binder Covers & Spine, "DDP/SQL
          Reports & Customer Products - Reference"                          [      *      ]              608715
          Slip-in Binder Covers & Spine, "DDP/SQL
          System Management - Reference"                                    [      *      ]              608720
          Slip-in Binder Covers & Spine, "DDP/SQL
          Operations & Periodic File Maintenance
          - Reference"                                                      [      *      ]              608725
          Slip-in Binder Covers & Spine, "DDP/SQL
          Addressability - Reference"                                       [      *      ]              608730
          Slip-in Binder Covers & Spine, "Release
          Documentation - Reference"                                        [      *      ]              608700
          1-1/2" Binder                                                     [      *      ]              608001
          2" Binder                                                         [      *      ]              608002
          3" Binder                                                         [      *      ]              608003

* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST


                                                                                                              APPROX.
ITEM                                                                        SELLING                 STOCK      FORMS
CODE      DESCRIPTION                                                        PRICE                 NUMBER    COUNT/BOX
- -----     -----------                                                        -----                 ------    ----------
          DDP Reference Manuals
          Release 8.25 Reference                                        [      *      ]            607034
          Release 8.2 Reference                                         [      *      ]            607033
          Release 8.15 Reference                                        [      *      ]            607032
          Release 8.12 Reference                                        [      *      ]            607031
          Release 8.11 Reference                                        [      *      ]            607030
          Release 8.10 Reference                                        [      *      ]            607029
          Release 8.09 Reference                                        [      *      ]            607028
          Release 8.08 Reference                                        [      *      ]            607027
          Release 8.07 Reference                                        [      *      ]            607026
          Release 8.06 Reference                                        [      *      ]            607025
          Release 8.01/8.05 Reference                                   [      *      ]            607024
          Release 8.0 Reference                                         [      *      ]            607022
          Addressability Overview Reference                             [      *      ]            607410
          Balancing DDPF to DDP Reference                               [      *      ]            607390
          Box Maintenance Reference                                     [      *      ]            607513
          Box Select Reference                                          [      *      ]            607333
          Collections Reference                                         [      *      ]            607220
          Complex Maintenance Reference                                 [      *      ]            607515
          Director File Guide Reference                                 [      *      ]            607511
          Director File Worksheets                                      [      *      ]            607599
          EFTS Processing Reference                                     [      *      ]            607213
          Event Select Reference                                        [      *      ]            607336
          Format Builder Reference                                      [      *      ]            607361
          FSMI Reference                                                [      *      ]            607453
          Geocode Download Reference                                    [      *      ]            607439
          History Select Reference                                      [      *      ]            607335
          House/Customer Select Reference                               [      *      ]            607331
          Index/Disk Purge Reference                                    [      *      ]            607431
          Job Scheduler Reference                                       [      *      ]            607525
          Lockbox Reference                                             [      *      ]            607212
          Magazine Labels Reference                                     [      *      ]            607362
          Mass Corrections Reference                                    [      *      ]            607530
          Migration Report Reference                                    [      *      ]            607357
          Miscellaneous Reports Reference                               [      *      ]            607380
          MT Builder Reference                                          [      *      ]            607425
          Off-Premise Addressability Maintenance Reference              [      *      ]            607415
          OLVQ Reference                                                [      *      ]            607455
          Pay-Per-View Guide Reference                                  [      *      ]            607540
          Payments & Adjustments Reference                              [      *      ]            607211
          Performance Reports Reference                                 [      *      ]            607343
          Personnel Maintenance Reference                               [      *      ]            607512
          Post/Print Batches Reference                                  [      *      ]            607214
          Queue File Maintenance Reference                              [      *      ]            607534
          Quota Maintenance Reference                                   [      *      ]            607514
          Rate Increase/Prorate/Recalculation Reference                 [      *      ]            607452
          Refunds Processings Reference                                 [      *      ]            607230
          Reports & Products Overview Reference                         [      *      ]            607310

* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

                                                                                                                       Approx.
ITEM                                                                       SELLING                        STOCK        FORMS
CODE      DESCRIPTION                                                      PRICE                         NUMBER      COUNT/BOX
- -----     -----------                                                      -----                         ------      ----------
          DDP Reference Manuals (continued)
          Routing Reference                                             [      *      ]                  609120
          Sales Commission Reports Reference                            [      *      ]                  607344
          Service Code Select Scheme Reference                          [      *      ]                  607320
          Status Summary Report Reference                               [      *      ]                  607351
          Supplier Activity Reference                                   [      *      ]                  607352
          WIP Select Reference                                          [      *      ]                  607332
          Write-Off Run Reference                                       [      *      ]                  607240
          Zip Maintenance Reference                                     [      *      ]                  607436

          DDP Training Manuals
          Addressability Training                                       [      *      ]                  609410
          Check-In Training                                             [      *      ]                  609140
          Collections Training                                          [      *      ]                  609220
          CSR Certification Administrators Guide                        [      *      ]                  609529-I
          CSR Certification Student Workbook                            [      *      ]                  609529
          Dispatch Training                                             [      *      ]                  609130
          Format Builder Training                                       [      *      ]                  609361
          Job Scheduler Training                                        [      *      ]                  609525
          On-Line Reports                                               [      *      ]                  609310-I
          On-Line Reports                                               [      *      ]                  609310
          Order Entry Training                                          [      *      ]                  609110
          Pay/Adjust & Post/Print Training                              [      *      ]                  609211
          Refunds Training                                              [      *      ]                  609230
          Write-Offs Training                                           [      *      ]                  609240

          DDP Documentation Accessories
          Slip-in Binder Covers & Spine, "DDP Message Files"            [      *      ]                  608014
          Slip-in Binder Covers & Spine, "DDP Order
          Processing"                                                   [      *      ]                  608110
          Tabs, "DDP Order Processing"                                  [      *      ]                  608111
          Slip-in Binder Covers & Spine, "DDP Money
          Processing"                                                   [      *      ]                  608210
          Tabs, "DDP Money Processing"                                  [      *      ]                  608211
          Slip-in Binder Covers & Spine,
          "DDP Reports & Customer Products"                             [      *      ]                  608310
          Tabs, "DDP Reports & Customer Products"                       [      *      ]                  608311
          Slip-in Binder Covers & Spine, "DDP Boxes &
          Addressability"                                               [      *      ]                  608410
          Tabs, "DDP Boxes & Addressability"                            [      *      ]                  608411
          Slip-in Binder Covers & Spine, "DDP Options
           & Periodic File Maintenance"                                 [      *      ]                  608430
          Tabs, "DDP Options & Periodic File
          Maintenance"                                                  [      *      ]                  608431
          Slip-in Binder Covers & Spine, "DDP System
          Management"                                                   [      *      ]                  608510
          Tabs, "DDP System Management"                                 [      *      ]                  608511
          1-1/2" Binder                                                 [      *      ]                  608001
          2" Binder                                                     [      *      ]                  608002
          3" Binder                                                     [      *      ]                  608003


* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST



Item                                                               Selling                    Stock
Code       Description                                              Price                      Number
- ----       -----------                                              -----                      ------
           DDP Financials Reference Manuals
           --------------------------------
           Release D10 Reference                                 [     #      ]                607050
           Release DR0 Reference                                 [     #      ]                607051
           Release EC0 Reference                                 [     #      ]                607052
           Release EZ0 Reference                                 [     #      ]                607053
           Release FA0 Reference                                 [     #      ]                607054
           Release FS0 Reference                                 [     #      ]                607055
           Release G60 Reference                                 [     #      ]                607056
           Release JA Reference - TBOL                           [     #      ]                607109
           Release JA Reference - SQL                            [     #      ]                607110
           Release JB Reference - TBOL                           [     #      ]                607111
           Release JB Reference - SQL                            [     #      ]                607112
           Release JF Reference - TBOL                           [     #      ]                606700
           Release JF Reference - SQL                            [     #      ]                606701
           Release KA Reference - SQL                            [     #      ]                607119
           Release KB Reference                                  [     #      ]                606702
           Release LA Reference                                  [     #      ]                607120
           Release 91-1.5 Reference                              [     #      ]                607062
           Release 91-1 Reference                                [     #      ]                607958
           Release 91-2 Retrofit Reference - TBOL                [     #      ]                607101
           Release 91-2 Retrofit Reference - SQL                 [     #      ]                607102
           MSO Data Tape Reference                               [     #      ]                607066
           MSO Data Tape Reference - Update Packet               [     #      ]                6-02
           Products Reference                                    [     #      ]                607104
           Reports Reconciliation Reference                      [     #      ]                607108
           Reports Users  Reference                              [     #      ]                607068
           Transmit-X Installation Reference                     [     #      ]                607107
           Type 30 Parameters Forms                              [     #      ]                607063
           Type 30 Parameters Users Reference                    [     #      ]                607060
           Type 30 Parameters Users Reference -                  [     #      ]                0-10
           Change Page
           Package Revision 10                                                                 60706
           DDP Financials Training Manuals
           -------------------------------
           Basic & Statement Parameters Training                 [     #      ]                609526
           Billing & Parameters Training                         [     #      ]                609527
           Reports Training                                      [     #      ]                609528
           MISCELLANEOUS MANUALS
           ---------------------
           Guidelines on Electrical Power for ADP
           Installations, National Bureau of Standards           [     #      ]                607905
0745       TBOL Reference Package                                [     #      ]                --
           DDP/SQL Software Development Tools                    [     #      ]                --
           Desktop Products - Emulators                          [     #      ]                605653
           CableData Reference & Training Product
           Catalog                                               [     #      ]                607100
0789       TANDEM CD READ SYSTEM SOFTWARE MANUALS
           --------------------------------------
           CD Read Software & Disks (MAC)                        [     #      ]
           CD Read Software & Disks (PC)                         [     #      ]
           Tandem CD Read Disk Subscription                      [     #      ]
           Tandem CD Read Kit for MAC                            [     #      ]
           Tandem CD Read Kit for PC                             [     #      ]


     * Disk contains documentation for current Guardian Operating System only.

     **Billable system subscription.
     NOTE: The CD Read Software/Kits include a one year subscription. Renewals are available for $1,700.00/year.

# PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

                                                 Date:     June 1, 1996
                                                 Main Contract No.   021-00
                                                 MSO Code  TCI
                                                 Data Center  SHARED


                        ON/LINE OPERATING & LICENSE AGREEMENT

                                     ATTACHMENT C

                   CUSTOMER'S COMPUTER FACILITIES AND REMOTE SITES

PRIMARY SITE

Corp Number   021-00

Installation Address         5970 South Greenwood Plaza, Suite 200

City   Greenwood Village   County   Arapahoe   State    CO    Zip      80111


REMOTE SITE

Corp Number   005-04

Installation Address         737 Howard Street

City     Zanesville           County   Muskingum  State    OH    Zip      43701


REMOTE SITE

Corp Number   009-45

Installation Address         2910 10th Ave. South

City     Farmington           County   San Jaun   State    NM    Zip      87401


REMOTE SITE

Corp Number   017-03

Installation Address         700 West Broadway

City     Muskegon        County   Muskegon   State    MI    Zip      49443


REMOTE SITE

Corp Number   017-08

Installation Address         4771 Niles Road

City     Saint Joseph         County   Berrien    State    MI    Zip      49085

                                            Date:     June 1, 1996
                                            Main Contract No.   021-00
                                            MSO Code  TCI
                                            Data Center    SHARED
REMOTE SITE

Corp Number   020-02

Installation Address         120 Freeport Circle

City     Fallon          County   Churchill  State    NV    Zip      89406


REMOTE SITE

Corp Number   020-03

Installation Address         1338 Centerville Road

City     Gardnerville         County   Douglas    State    NV    Zip      89410


REMOTE SITE

Corp Number   021-07

Installation Address         840 East Main Street, Suite G

City     Grassvalley          County   Nevada     State    CA    Zip      95945


REMOTE SITE

Corp Number   021-08

Installation Address         22 West Vine

City     Toole           County   Salt Lake  State    UT    Zip      84074


REMOTE SITE

Corp Number   021-09

Installation Address         520 National Ave.

City     Kings Beach          County   Placer     State    CA    Zip      95719


REMOTE SITE

Corp Number   021-10

Installation Address         25 West 100 North

City     Smithfield           County   Cache      State    UT    Zip      84335

                                                 Date:     June 1, 1996
                                                 Main Contract No.   021-00
                                                 MSO Code  TCI
                                                 Data Center    SHARED
REMOTE SITE

Corp Number   021-11

Installation Address         1990 Idaho Street

City     Elko       County   Elko  State    NV    Zip      89801

REMOTE SITE

Corp Number   021-12

Installation Address         324 Paige Street

City     Bryan           County   Williams   State    OH    Zip      43506


REMOTE SITE

Corp Number   021-13

Installation Address         87 West Joe Orr Road

City     Chicago Heights           County   Cook  State    IL    Zip      60411


REMOTE SITE

Corp Number   021-14

Installation Address         820 Northwest Cornell

City     Corvallis       County   Benton     State    OR    Zip      97330


REMOTE SITE

Corp Number   021-15

Installation Address         814 East Pittsburgh Street

City     Greenburg       County   Westmoreland State  PA    Zip      15601


REMOTE SITE

Corp Number   021-17

Installation Address         655 Rodi Road

City     Pittsburgh      County   Alleghenny      State    PA    Zip   15236

                                            Date:     June 1, 1996
                                            Main Contract No.   021-00
                                            MSO Code  TCI
                                            Data Center    SHARED
REMOTE SITE

Corp Number   021-19

Installation Address         5211 Brownsville Road

City     Pittsburgh    County   Alleghenny      State    PA    Zip  15236

REMOTE SITE

Corp Number   021-22

Installation Address         1515 North Riverside Ave.

City     Provo           County   Utah  State    UT    Zip      84604


REMOTE SITE

Corp Number   021-23

Installation Address         570 Milton Way

City     Saint Helens         County   Columbia   State    OR    Zip      97051


REMOTE SITE

Corp Number   021-25

Installation Address         1700 North Roosevelt Blvd.

City     Key West        County   Monroe     State    FL    Zip      33040


REMOTE SITE

Corp Number   021-30

Installation Address         1480 Lincoln Road

City     Idaho Falls      County   Bonnieville     State    ID    Zip  83401

REMOTE SITE

Corp Number   021-31

Installation Address         2320 Nez Perce Grade

City     Lewiston        County   Nez Perce  State    ID    Zip      83501

                                            Date:     June 1, 1996
                                            Main Contract No.   021-00
                                            MSO Code  TCI
                                            Data Center    SHARED
REMOTE SITE

Corp Number   021-32

Installation Address         246 West Maumee

City     Adrian          County   Lenawee    State    MI    Zip      49221


REMOTE SITE

Corp Number   021-33

Installation Address         1350 East Miller Ave.

City     Salt Lake City       County   Salt Lake  State    UT    Zip      84106


REMOTE SITE

Corp Number   021-34

Installation Address         406 East 5th North

City     Burley          County   Minidoka   State    ID    Zip      83318


REMOTE SITE

Corp Number   021-35

Installation Address         204 West Alameda Road

City     Pocatello    County  Bannock    State    ID    Zip 83201


REMOTE SITE

Corp Number   021-36

Installation Address         2645 Towngate Road, Suite 200

City     Westlake        County         State    CA    Zip      91361


REMOTE SITE

Corp Number   021-37

Installation Address         4077 West Stetson

City        Hemet      County             State    CA    Zip     92545

                                                 Date:     June 1, 1996
                                                 Main Contract No.   021-00
                                                 MSO Code  TCI
                                                 Data Center    SHARED

REMOTE SITE

Corp Number   021-38

Installation Address         110 East Idaho

City       Las Cruces    County       State   NM     Zip     88005


REMOTE SITE

Corp Number   021-39

Installation Address         7192 Kalanianaole Hwy, Suite  230

City     Honolulu       County         State    Hi        Zip     96825


REMOTE SITE

Corp Number   021-43

Installation Address         3585 Harrison Blvd.  Suite 100

City     Ogden           County   Weber      State    UT    Zip      84403


REMOTE SITE

Corp Number   021-49

Installation Address         1596 North 400 West, Suite A

City     Layton          County   Davis      State    UT    Zip      84041


REMOTE SITE

Corp Number   021-72

Installation Address         1737 East 7th Street

City     Parkersburg          County   Wood  State    WV    Zip      26101

                                            Date:     June 1, 1996
                                            Main Contract No.   021-00
                                            MSO Code  TCI
                                            Data Center   SHARED

Remote Site

Corp Number   021-73

Installation Address         1810 Park West Drive

City     Park City       County   Summit     State    UT    Zip      84060


REMOTE SITE

Corp Number   021-74

Installation Address         214 East 100 North

City     Price           County   Carbon     State    UT    Zip      84501


REMOTE SITE

Corp Number   021-76

Installation Address         5711 South Western Ave.

City     Chicago         County   Cook  State    IL    Zip      60636


REMOTE SITE

Corp Number   021-77

Installation Address         4940 Delmar Blvd.

City     St Louis        County   Saint Louis     State    MO    Zip      63108


REMOTE SITE

Corp Number   021-78

Installation Address         5711 South Western Ave.

City     Chicago         County   Cook  State    IL    Zip      60636


REMOTE SITE

Corp Number   021-79

Installation Address         1204 Feehanville Drive

City     Mt. Prospect         County   Cook  State    IL    Zip      60056

                                            Date:     June 1, 1996
                                            Main Contract No.   021-00
                                            MSO Code  TCI
                                            Data Center    SHARED

REMOTE SITE

Corp Number   021-80

Installation Address         1615 Washburn Ave.

City     Topeka          County   Shawnee    State    KS    Zip      66604


REMOTE SITE

Corp Number   021-81

Installation Address         300 Corliss Street

City     Pittsburgh           County   Allegheny  State    PA    Zip      15220


REMOTE SITE

Corp Number   021-82

Installation Address         1250 Terminal Way

City     Reno       County   Washoe     State    NV    Zip      89509


REMOTE SITE

Corp Number   021-83

Installation Address         2897 Chad Drive

City     Eugene          County   Lane  State    OR    Zip      97408


REMOTE SITE

Corp Number   021-84

Installation Address         3119 Center Street

City     Tacoma          County   Pierce     State    WA    Zip      98409


REMOTE SITE

Corp Number   021-85

Installation Address         15241 Pacific Highway South

City     Seattle         County   King  State    WA    Zip      98188

                                                 Date:     June 1, 1996
                                                 Main Contract No.   021-00
                                                 MSO Code  TCI
                                                 Data Center    SHARED

REMOTE SITE

Corp Number   021-86

Installation Address         1029 Takela

City     South Lake Tahoe     County   El Dorado  State    CA    Zip      95705


REMOTE SITE

Corp Number   021-87

Installation Address         1802 North Carlson, Suite 126

City     Carson City     County   Carson City     State    NV    Zip      89701


REMOTE SITE

Corp Number   021-90

Installation Address         4020 Auburn Way North

City     Auburn          County   King  State    WA    Zip      98002


REMOTE SITE

Corp Number   021-91

Installation Address         1533 North Bend Blvd. North

City     North Bend           County   King  State    WA    Zip      98045


REMOTE SITE

Corp Number   021-92

Installation Address         1649 West 4200 South

City     Salt Lake City       County   Salt Lake  State    UT    Zip      84123


REMOTE SITE

Corp Number   021-93

Installation Address         12222 South 1000 East

City     Draper          County   Salt Lake  State    UT    Zip      84020

                                                 Date:     June 1, 1996
                                                 Main Contract No.   021-00
                                                 MSO Code  TCI
                                                 Data Center    SHARED

REMOTE SITE

Corp Number   021-94

Installation Address         1140 North 94th Street

City     Seattle         County   King  State    WA    Zip      98103


REMOTE SITE

Corp Number   021-95

Installation Address         15332 - 34 South Center Ave.

City     Harvey          County   Cook  State    IL    Zip      60426


REMOTE SITE

Corp Number   044-07

Installation Address         4060 South Padre Island Drive

City     Corpus Christi       County   Neuces     State    TX    Zip      78411


REMOTE SITE

Corp Number   044-08

Installation Address         1120 Highway 123

City     San Marco       County   Comal      State    TX    Zip      78666


REMOTE SITE

Corp Number   044-09

Installation Address         900 Sidney Baker

City     Kerrville        County  Kerr   State   TX    Zip      78028

REMOTE SITE

Corp Number   058-12

Installation Address         350 North 22nd Street

City     BattleCreek      County       Calhoun    State    MI     Zip     49015

                                                 Date:     June 1, 1996
                                                 Main Contract No.   021-00
                                                 MSO Code  TCI
                                                 Data Center    SHARED

REMOTE SITE

Corp Number   065-01

Installation Address         5723 Tokay Blvd.

City     Madison         County   Dane  State    WI    Zip      53711


REMOTE SITE

Corp Number   102-15

Installation Address         2921 South Expressway 83

City     Harligen        County   Cameron    State    TX    Zip      78550


REMOTE SITE

Corp Number   102-25

Installation Address         413 Oak Street

City     Baraboo         County   Sauk  State    WI    Zip      53813


REMOTE SITE

Corp Number   128-04

Installation Address         2935 Citizens Parkway, Suite 250

City     Selma           County   Dallas     State    AL    Zip      36701


REMOTE SITE

Corp Number   128-21

Installation Address         950 North West 66th Ave.

City     Margate         County   Broward    State    FL    Zip      33063

REMOTE SITE

Corp Number   149-03

Installation Address         1306 North West 7th Ave.

City     Miami           County   Dade  State    FL    Zip      33136

                                                 Date:     June 1, 1996
                                                 Main Contract No.   021-00
                                                 MSO Code  TCI
                                                 Data Center    SHARED

REMOTE SITE

Corp Number   155-21

Installation Address         18601 North West 2nd Ave.

City     North Miami          County   Dade  State    FL    Zip      33169


REMOTE SITE

Corp Number   155-46

Installation Address         1010 Lawrence Road

City     Kemah           County   Galveston  State    TX    Zip      77565


REMOTE SITE

Corp Number   155-47

Installation Address         2407 A - Timberloch Place

City     The Woodlands   County   Montgomery      State    TX    Zip      77380


REMOTE SITE

Corp Number   155-48

Installation Address         14003 Force Street

City     Houston         County   Fort Bend  State    TX    Zip      77015


REMOTE SITE

Corp Number   155-49

Installation Address         8614 Teichman Road

City     Galveston       County   Galveston  State    TX    Zip      77553


REMOTE SITE

Corp Number   155-50

Installation Address         2505 Bisbee

City     Houston         County   Harris     State    TX    Zip      77017

                                                 Date:     June 1, 1996
                                                 Main Contract No.   021-00
                                                 MSO Code  TCI
                                                 Data Center    SHARED

REMOTE SITE

Corp Number   155-51

Installation Address         911 State Road, 434 North

City     Altamont Springs     County   Seminole   State    FL    Zip      32714


REMOTE SITE

Corp Number   155-55

Installation Address         1060 Scottsdale Blvd.

City     Dunedin         County   Pinellas   State    FL    Zip      33528


REMOTE SITE

Corp Number   155-81

Installation Address         2540 East 5th Street

City     Montgomery      County   Montgomery      State    AL    Zip      36106


REMOTE SITE

Corp Number   155-89

Installation Address         10555 Moon Lake Road

City     New Port Richey      County   Pasco      State    FL    Zip      34654


REMOTE SITE

Corp Number   155-94

Installation Address         9825 South West 72nd Street

City     Maimi           County   Dade  State    FL    Zip      33173


REMOTE SITE

Corp Number   162-01

Installation Address         901 North College

City     Columbia        County   Boon  State    MO    Zip      65201

                                                 Date:     June 1, 1996
                                                 Main Contract No.   021-00
                                                 MSO Code  TCI
                                                 Data Center    SHARED

REMOTE SITE

Corp Number   162-02

Installation Address         4160 Old Mill Parkway

City     St. Peters      County   St. Charles     State    MO    Zip      63376


REMOTE SITE

Corp Number   181-08

Installation Address         3500 South West Bond

City     Portland        County   Clackmas   State    OR    Zip      97201


REMOTE SITE

Corp Number   181-10

Installation Address         602 North Highway 69

City     Nederland       County   Jefferson  State    TX    Zip      77627


REMOTE SITE

Corp Number   181-11

Installation Address         4025 Nimbus Loop

City     Mc Minnville         County   Yamhill    State    OR    Zip      97128


REMOTE SITE

Corp Number   263-01

Installation Address         3233 West Grand Avenue

City     Waukegan        County         State    IL    Zip      60085

REMOTE SITE

Corp Number   263-03

Installation Address         6161 Cleveland Street

City     Merrillville         County         State    IN    Zip      46410

                                                 Date:     June 1, 1996
                                                 Main Contract No.   021-00
                                                 MSO Code  TCI
                                                 Data Center    SHARED

REMOTE SITE

Corp Number   263-04

Installation Address         137 Ellison Street

City     Paterson        County   Passaic    State    NJ    Zip      07505


REMOTE SITE

Corp Number   021-36

Installation Address         2645 Townsgate Road, Suite 200

City     Westlake Village     County   Ventura    State    CA    Zip      91361


REMOTE SITE

Corp Number   021-37

Installation Address         4077 West Stetson

City     Hemet           County   Riverside West State     CA    Zip      92545


REMOTE SITE

Corp Number   021-38

Installation Address         110 East Idaho

City     Las Cruces           County   Dona Ana   State    NM    Zip      88005


REMOTE SITE

Corp Number   021-39

Installation Address         Suite 230, 7192 Kalanianaloe Hwy

City     Honolulu        County   Honolulu   State    HI    Zip      96825

                                            Date:     June 1, 1996
                                            Main Contract No.   021-00
                                            MSO Code  TCI
                                            Data Center    SHARED
REMOTE SITE                                                Corporate Office

Corp Number   021-50

Installation Address         2233 112th Ave North East

City     Bellevue        County   King  State    WA    Zip      98004


REMOTE SITE

Corp Number   021-51

Installation Address         3 Bethesda Metro Center, Suite 1500

City     Bethesda        County   Montgomery      State    MD    Zip      20814


REMOTE SITE

Corp Number   021-52

Installation Address         2204 Lake Shore Drive, Suite 325

City     Birmingham           County   Jefferson  State    AL    Zip      35209


REMOTE SITE

Corp Number   021-53

Installation Address         111 Pfingsten Road, Suite 400

City     Deerfeild       County   Cook  State    IL    Zip      60075


REMOTE SITE

Corp Number   021-54

Installation Address         4700 South Syracruse Parkway, Suite 1100

City     Denver          County   Denver     State    CO    Zip      80237


REMOTE SITE

Corp Number   021-55

Installation Address         8717 West 110th Street, Suite 100

City     Overland Park        County   Johnson    State    KS    Zip      66210

                                                 Date:     June 1, 1996
                                                 Main Contract No.   021-00
                                                 MSO Code  TCI
                                                 Data Center    SHARED
REMOTE SITE                                                    Corporate Office

Corp Number   021-56

Installation Address         300 Corliss Street

City     Pittsburgh           County   Allegheny  State    PA    Zip      15220

                                            Date:     June 1, 1996
                                            Main Contract No.   021-00
                                            MSO Code  TCI
                                            Data Center DENVER / FAIRFIELD


                        ON/LINE OPERATING & LICENSE AGREEMENT

                                     ATTACHMENT C

                   CUSTOMER'S COMPUTER FACILITIES AND REMOTE SITES

PRIMARY SITE

Corp Number   025-00

Installation Address         5970 South Greenwood Plaza, Suite 200

City     Greenwood Village    County   Arapahoe   State    CO    Zip      80111


REMOTE SITE

Corp Number   006-13

Installation Address         5944 Sycamore Court

City     Chino           County   San Bernardino State     CA    Zip      91710


REMOTE SITE

Corp Number   009-28

Installation Address         106 Whispering Pines

City     Scotts Valley   County   Santa Cruz      State    CA    Zip      95066


REMOTE SITE

Corp Number   009-51

Installation Address         641 West Durante Road

City     Arcadia         County   Los Angeles     State    CA    Zip      91006


REMOTE SITE

Corp Number   012-06

Installation Address         1722 Orange Tree Lane

City     Redlands        County   San Bernardino State     CA    Zip      92374

                                                 Date:     June 1, 1996
                                                 Main Contract No.   021-00
                                                 MSO Code  TCI
                                                 Data Center    DENVER
REMOTE SITE

Corp Number   025-01

Installation Address         1441 Woodward

City     Abilene         County   Taylor     State    TX    Zip      79605


REMOTE SITE

Corp Number   025-04

Installation Address         451 South Durbin

City     Casper          County   Natrona    State    WY    Zip      82601


REMOTE SITE

Corp Number   025-09

Installation Address         308 South 3rd Street

City     Gallup          County   McKinley   State    NM    Zip      87301


REMOTE SITE

Corp Number   025-10

Installation Address         2502 Foresight Circle

City     Grand Junction       County   Mesa  State    CO    Zip      81501


REMOTE SITE

Corp Number   025-17

Installation Address         1617 South Acoma Street

City     Denver          County   Denver     State    CO    Zip      80223


REMOTE SITE

Corp Number   025-18

Installation Address         217 South Ash Street

City     Perryton        County   Ochiltree  State    TX    Zip      79070

                                                 Date:     June 1, 1996
                                                 Main Contract No.   021-00
                                                 MSO Code  TCI
                                                 Data Center    DENVER
REMOTE SITE

Corp Number   025-21

Installation Address         2534 Camino Entrada

City     Santa Fe        County   Santa Fe   State    NM    Zip      87505


REMOTE SITE

Corp Number   025-22

Installation Address         802 East 6th

City     Stillwater           County   Payne      State    OK    Zip      74074


REMOTE SITE

Corp Number   025-23

Installation Address         1118 East Broadway

City     Sweetwater           County   Nolan      State    TX    Zip      79556


REMOTE SITE

Corp Number   025-25

Installation Address         322 North Glenwood Blvd.

City     Tyler           County   Smith      State    TX    Zip      75792


REMOTE SITE

Corp Number   025-26

Installation Address         6650 East 44th Street

City     Tulsa           County   Tulsa      State    OK    Zip      74145


REMOTE SITE

Corp Number   025-27

Installation Address         3250 Walnut Street

City     Boulder         County   Boulder    State    CO    Zip      80301

                                                 Date:     June 1, 1996
                                                 Main Contract No.   021-00
                                                 MSO Code  TCI
                                                 Data Center    DENVER
REMOTE SITE

Corp Number   025-34

Installation Address         23525 Clawwiter

City     Hayward         County   Alameda    State    CA    Zip      94545


REMOTE SITE

Corp Number   025-36

Installation Address         8400 West Park Street

City     Boise City           County   Ada   State    ID    Zip      83704


REMOTE SITE

Corp Number   025-37

Installation Address         6850 South Tucson Way

City     Englewood       County   Arapahoe   State    CO    Zip      80112


REMOTE SITE

Corp Number   025-42

Installation Address         3033 Asbury Road

City     Dubuque         County   Dubuque    State    IA    Zip      52001


REMOTE SITE

Corp Number   025-43

Installation Address         89 North Main Street

City     Moab       County   Grand      State    UT    Zip      84532


REMOTE SITE

Corp Number   025-45

Installation Address         2601 Challenger Drive

City     Alameda         County   Alameda    State    CA    Zip      94501

                                                 Date:     June 1, 1996
                                                 Main Contract No.   021-00
                                                 MSO Code  TCI
                                                 Data Center    DENVER
REMOTE SITE

Corp Number   025-46

Installation Address         15255 Salt Lake Ave.

City   City of Industry  County   Los Angeles     State    CA    Zip 91744

REMOTE SITE

Corp Number   025-48

Installation Address         7661 East Gray Road

City     Scottsdale           County   Maricopa   State    AZ    Zip      85260


REMOTE SITE

Corp Number   025-51

Installation Address         410 East Central Way

City         Bedford   County        State     CA     Zip      15522


REMOTE SITE

Corp Number   025-52

Installation Address         Route 219 & Route 281

City    Somerset       County      State    PA      Zip      15511


REMOTE SITE

Corp Number   025-53

Installation Address         15055 Oxnard street

City     Van Nuys        County   Los Angeles     State    CA    Zip      91411


REMOTE SITE

Corp Number   025-54

Installation Address         101 Village Drive

City     Brentwood       County   Contra Costa    State    CA    Zip      94513

                                                 Date:     June 1, 1996
                                                 Main Contract No.   021-00
                                                 MSO Code  TCI
                                                 Data Center    DENVER

REMOTE SITE

Corp Number   025-55

Installation Address         500 H Street

City     Los Banos       County   Merced     State    CA    Zip      93635


REMOTE SITE

Corp Number   025-56

Installation Address         2840 Howe Road, Suite E

City     Martinez  County    Contra Costa    State    CA    Zip      94553

REMOTE SITE

Corp Number   025-57

Installation Address         2455 Henderson Way

City     Monterey  County          State    CA         Zip           9394

REMOTE SITE

Corp Number   025-59

Installation Address         2450 Whitman Road

City     Concord   County          State    CA         Zip           94518

REMOTE SITE

Corp Number   025-61

Installation Address         4215 Foothill

City     Oakland   County          State    CA         Zip           9460

REMOTE SITE

Corp Number   025-62

Installation Address         2900 Technology Court

City     Richmond  County          State    CA         Zip           95806

                                                 Date:     June 1, 1996
                                                 Main Contract No.   021-00
                                                 MSO Code  TCI
                                                 Data Center    DENVER

REMOTE SITE

Corp Number   029-05

Installation Address         1343 West Main Street

City     Merced          County   Merced     State    CA    Zip      95341


REMOTE SITE

Corp Number   029-06

Installation Address         305 West 11th Street

City     Tracy           County   San Joaquin     State    CA    Zip      95376

REMOTE SITE

Corp Number   029-07

Installation Address         146 South Orchard Ave.

City     Vacaville       County   Solano     State    CA    Zip      95688


REMOTE SITE

Corp Number   029-08

Installation Address         1440 Central Road

City     Walnut Creek    County   Contra Costa    State    CA    Zip      94596

REMOTE SITE

Corp Number   033-02

Installation Address         152 South West Nye

City     Pendleton       County   Umatilla   State    CA    Zip      97801


REMOTE SITE

Corp Number   033-05

Installation Address         1520 South Caraway Road

City     Jonesboro       County   Craighead  State    AR    Zip      72401

                                                 Date:     June 1, 1996
                                                 Main Contract No.   021-00
                                                 MSO Code  TCI
                                                 Data Center    DENVER
REMOTE SITE

Corp Number   033-11

Installation Address         700 East Jefferson

City     Pittsburg       County   Crawford   State    KS    Zip      66762

REMOTE SITE

Corp Number   033-22

Installation Address         639 North Kellogg Street

City     Kennewick       County   Benton     State    WA    Zip      99336

REMOTE SITE

Corp Number   033-25

Installation Address         201 Aspen Airport Business Center

City     Aspen           County   Pitkin     State    CO    Zip      81611

REMOTE SITE

Corp Number   049-03

Installation Address         3737 West 10th Street

City     Greeley         County   Weld  State    CO    Zip      80631

REMOTE SITE

Corp Number   102-01

Installation Address         2195 Ingersoll Ave.

City     Des Moines           County   Polk  State    IA    Zip      50312

REMOTE SITE

Corp Number   102-09

Installation Address         934 East Centerville Road

City     Garland         County   Collin     State    TX    Zip      75041

                                                 Date:     June 1, 1996
                                                 Main Contract No.   021-00
                                                 MSO Code  TCI
                                                 Data Center    DENVER
REMOTE SITE

Corp Number   102-16

Installation Address         249 Warren Ave., Suite 250

City     Silverthorne         County   Summit     State    CO    Zip      80498

REMOTE SITE

Corp Number   102-24

Installation Address         585 East Agate Ave.

City     Granby          County   Grand      State    CO    Zip      80446

REMOTE SITE

Corp Number   102-26

Installation Address         1565 Chenault Street

City     Dallas          County   Collin     State    TX    Zip      75228

REMOTE SITE

Corp Number   102-32

Installation Address         8 Prestiage Circle, Suite 101

City     Allen           County   Collin     State    TX    Zip      53634

REMOTE SITE

Corp Number   155-45

Installation Address         2407 A - Timberloch Place

City     The Woodlands   County   Montgomery      State    TX    Zip      77380

REMOTE SITE

Corp Number   212-14

Installation Address         11855 Palm Drive Desert

City     Desert Hot Springs   County   Riverside  State    CA    Zip      92240

                                            Date:     June 1, 1996
                                            Main Contract No.   021-00
                                            MSO Code  TCI
                                            Data Center    DENVER
REMOTE SITE

Corp Number   212-16

Installation Address         5720 El Camino Real

City     Carlsbad        County   San Diego  State    CA    Zip      92008

REMOTE SITE

Corp Number   212-19

Installation Address         19000 Nugget Blvd.

City     Sonora          County   Tuolumne   State    CA    Zip      95370

REMOTE SITE

Corp Number   267-07

Installation Address         4201 FM 1960 West Suite 300

City                  Houston           County    State    TX    Zip 77068-3414

REMOTE SITE

Corp Number   155-91

Installation Address         14200 Southwest Brigadoon

City          Beaverton       County         State    OR    Zip      97005

REMOTE SITE

Corp Number   020-05

Installation Address         6916 Northeast 40th Street

City          Vancouver       County         State    WA    Zip      98661

                                                 Date:June 1, 1996
                                                 Main Contract No.   021-00
                                                 MSO Code  TCI
                                                 Data Center    FAIRFIELD
PRIMARY SITE

Corp Number   025-98

Installation Address         6 Kingsbridge Road

City     Fairfield  County     Essex     State     NJ    Zip      07004

REMOTE SITE

Corp Number   006-14

Installation Address         900 Michigan Ave., Northeast

City     Washington      County   Dist. of Columbia State  DC    Zip      20009

REMOTE SITE

Corp Number   021-18

Installation Address         19 Kimball Lane

City     Moody           County   York  State    ME    Zip      04054

REMOTE SITE

Corp Number   025-02

Installation Address         300 Carpenter Blvd.

City     Carpentersville           County   Kane  State    IL    Zip      30110

REMOTE SITE

Corp Number   025-05

Installation Address         8301 Coastal Highway

City     Ocean City           County   Worcester  State    MD    Zip      21842

REMOTE SITE

Corp Number   025-06

Installation Address         206 South Willow

City     Effingham       County   Effingham  State    IL    Zip      62401

                                                 Date:June 1, 1996
                                                 MSO Code  TCI
                                                 Main Contract No. 021-00
                                                 Data Center FAIRFIELD

REMOTE SITE

Corp Number   025-07

Installation Address         710 West Jefferson

City     Effingham       County   Effingham  State    IL    Zip      62401

REMOTE SITE

Corp Number   025-08

Installation Address         533 North Henderson

City     Galesburg       County   Knox  State    IL    Zip      61402

REMOTE SITE

Corp Number   025-14

Installation Address         1070 Towbridge Road

City     East Lansing         County   Ingham     State    MI    Zip      48823

REMOTE SITE

Corp Number   025-19

Installation Address         2216 Marquette

City     Peru       County   La Salle   State    IL    Zip      61354

REMOTE SITE

Corp Number   025-24

Installation Address         731 Benton Road

City     Bossier City         County   Bossier    State    LA    Zip      71111

REMOTE SITE

Corp Number   025-33

Installation Address         222 New Park Road

City     Berlin          County   Hartford   State    CT    Zip      06037

                                                      Date:June 1, 1996
                                                      MSO Code  TCI
                                                      Main Contract No. 021-00
                                                      Data Center FAIRFIELD

REMOTE SITE

Corp Number   025-39

Installation Address         844 169th Street

City     Hammond         County   Lake  State    IN    Zip      46324

REMOTE SITE

Corp Number   025-40

Installation Address         21170 Allen Road

City     Woodhaven       County   Wayne      State    MI    Zip      48183


REMOTE SITE

Corp Number   025-44

Installation Address         4500 Delemere Blvd.

City     Royal Oak       County   Oakland    State    MI    Zip      48073

REMOTE SITE

Corp Number   025-47

Installation Address         200 Boston Turnpike

City     Bolton          County   Tolland    State    CT    Zip      06040

REMOTE SITE

Corp Number   025-50

Installation Address         201 South Mechanic Street

City     Cumberland           County   Allegany   State    MD    Zip      21502

REMOTE SITE

Corp Number   025-67

Installation Address         1605 2nd Street

City     Davis           County   Yolo  State    CA    Zip      95616

                                                      Date:June 1, 1996
                                                      MSO Code  TCI
                                                      Main Contract No. 021-00
                                                      Data Center FAIRFIELD

REMOTE SITE

Corp Number   025-72

Installation Address         2525 Kirk Ave.

City     Baltimore       County   Baltimore  State    MD    Zip      21218

REMOTE SITE

Corp Number   025-73

Installation Address         1809 George Ave.

City     Annapolis       County   Anne Arundel    State    MD    Zip      21401

REMOTE SITE

Corp Number   029-01

Installation Address         1275 North Water

City     Decatur         County   Macon      State    IL    Zip      62521

REMOTE SITE

Corp Number   029-02

Installation Address         633 Jackson Street

City     Anderson        County   Maddison   State    IN    Zip      46106

REMOTE SITE

Corp Number   029-03

Installation Address         200 West Washington Loop

City     Biloxi          County   Harrison   State    MS    Zip      39530

REMOTE SITE

Corp Number   029-10

Installation Address         3517 North Dries Lane

City     Peoria          County   Peoria     State    IL    Zip      61604

                                                      Date:June 1, 1996
                                                      MSO Code  TCI
                                                      Main Contract No. 021-00
                                                      Data Center FAIRFIELD

REMOTE SITE

Corp Number   029-12

Installation Address         401 Hall Street, Southwest

City     Grand Rapids         County   Kent  State    MI    Zip      49505

REMOTE SITE

Corp Number   029-13

Installation Address         1900 North Fares Ave.

City     Evansville      County   Vanderburgh     State    IN    Zip      47711

REMOTE SITE

Corp Number   029-14

Installation Address         459 Klutey Plaza

City     Henderson       County   Henderson  State    KY    Zip      42420

REMOTE SITE

Corp Number   033-03

Installation Address         5675 Micco Road, Unit 5

City     Barefoot Bay         County   Brevard    State    FL    Zip      32976

REMOTE SITE

Corp Number   033-04

Installation Address         940 12th Street

City     Vero Beach      County   Indian River    State    FL    Zip      32960

REMOTE SITE

Corp Number   033-07

Installation Address         4152 Okeechobee Road, Suite D

City     Fort Pierce          County   St. Lucie  State    FL    Zip      34947

                                                      Date:June 1, 1996
                                                      MSO Code  TCI
                                                      Main Contract No. 021-00
                                                      Data Center FAIRFIELD

REMOTE SITE

Corp Number   033-10

Installation Address         Industrial Road

City    Port Jefferson Station     County   Suffolk    State    NY    Zip 11776

REMOTE SITE

Corp Number   033-28

Installation Address         609 Center Ave.

City     Mamaroneck      County   Westchester     State    NY    Zip      10543

REMOTE SITE

Corp Number   033-29

Installation Address         40 Potash Road

City     Oakland         County   Bergen     State    NJ    Zip      07436

REMOTE SITE

Corp Number   033-31

Installation Address         93 South Washington Street

City     North Attleboro      County   Bristol    State    MA    Zip      02961

REMOTE SITE

Corp Number   049-04

Installation Address         172 Charoltte Street

City     Ashville        County   Buncombe   State    NC    Zip      28801

REMOTE SITE

Corp Number   102-20

Installation Address         16830 Edison Road

City     Mishawaka       County   St. Joseph      State    IN    Zip      46544

                                                      Date:June 1, 1996
                                                      MSO Code  TCI
                                                      Main Contract No. 021-00
                                                      Data Center FAIRFIELD

REMOTE SITE

Corp Number   102-27

Installation Address         227 North Street

City     Elkton          County   Cecil      State    MD    Zip      21921

REMOTE SITE

Corp Number   102-28

Installation Address         4008 Dupont Highway

City     New Castle      County   New Castle      State    DE    Zip      19720

REMOTE SITE

Corp Number   102-29

Installation Address         44 North Branford Road

City     Branford        County   New Haven  State    CT    Zip      06405

REMOTE SITE

Corp Number   102-30

Installation Address         1326 Eddie Dowling Highway

City     Lincoln         County   Providence      State    RI    Zip      02865

REMOTE SITE

Corp Number   102-31

Installation Address         191 Chandler Road

City     Andover         County   Essex      State    MA    Zip      01810

REMOTE SITE

Corp Number   191-01

Installation Address         355 Chicago Street

City     Buffalo         County   Erie  State    NY    Zip      14204

                                                      Date:June 1, 1996
                                                      MSO Code  TCI
                                                      Main Contract No. 021-00
                                                      Data Center FAIRFIELD

REMOTE SITE

Corp Number   209-43

Installation Address         3206 Main Street

City     Baker           County   East Baton Rouge State   LA    Zip      70714

REMOTE SITE

Corp Number   212-15

Installation Address         5428 Florida Blvd.

City     Baton Rouge     County   East Baton Rouge State   LA    Zip      70806

REMOTE SITE

Corp Number   212-25

Installation Address         7509 East St. Bernard Highway

City     Violet          County   St. Bernard     State    LA    Zip      70092

REMOTE SITE

Corp Number   212-26

Installation Address         179 Louise  Drive

City     Newport News         County   NewPort News State  VA    Zip      23601

REMOTE SITE

Corp Number   212-31

Installation Address         209 Thompson Street

City     Shelbyville          County   Bedford    State    TN    Zip      37160

REMOTE SITE

Corp Number   212-32

Installation Address         202 North Spring Street

City     Manchester           County   Coffee     State    TN    Zip      37355

                                                      Date:June 1, 1996
                                                      MSO Code  TCI
                                                      Main Contract No. 021-00
                                                      Data Center FAIRFIELD

REMOTE SITE

Corp Number   212-36

Installation Address         430 D - South Burnside

City     Gonzales     County      Ascension  State    LA    Zip      70737

REMOTE SITE

Corp Number   212-37

Installation Address         609 Hatchell Lane

City     Denham Springs  County   Livingston      State    LA    Zip      70726

REMOTE SITE

Corp Number   231-07

Installation Address         10 Airport View Drive

City     Hollywood       County   St. Marys  State    MD    Zip      20636

REMOTE SITE

Corp Number   231-08

Installation Address         Route 113 Country Village

City     Dagsboro        County   Sussex     State    DE    Zip      19939

REMOTE SITE

Corp Number   254-01

Installation Address         10 Old Town Road

City     South Yarmouth  County   Barnstable      State    MA    Zip      02664

REMOTE SITE

Corp Number   254-03

Installation Address         1380 B- Main Street

City     Waltham         County   Middlesex  State    MA    Zip      02154

                                                      Date:June 1, 1996
                                                      MSO Code  TCI
                                                      Main Contract No. 021-00
                                                      Data Center FAIRFIELD

REMOTE SITE

Corp Number   263-03

Installation Address         6161 Cleveland Street

City     Merrillville    County         State    IN    Zip      46410

REMOTE SITE

Corp Number   263-04

Installation Address         137 Ellison Street

City    Patterson     County         State    NJ    Zip      07505

REMOTE SITE

Corp Number   025-58

Installation Address         1289 State Street

City     Marysville           County   Snohomish  State    WA    Zip      98270

REMOTE SITE

Corp Number   025-60

Installation Address         Building 121

City     Travis AFB    County   Solano West    State  CA    Zip  94535-1388

                                              DATE:    JUNE 1, 1996
                                              MAIN CONTRACT NO.       021-00
                                              MSO CODE      TCI
                                              DATA CENTER   FAIRFIELD


                      ON/LINE OPERATING & LICENSE AGREEMENT

                                  ATTACHMENT C

                CUSTOMER'S COMPUTER FACILITIES AND REMOTE SITES

PRIMARY SITE

CORP NUMBER         128-00

INSTALLATION ADDRESS              6 KINGSBRIDGE ROAD

CITY  FAIRFIELD           COUNTY         ESSEX  STATE    NJ       ZIP 07006

REMOTE SITE

CORP NUMBER         128-01

INSTALLATION ADDRESS              1202 W. DIVISION STREET

CITY  BLOOMINGTON         COUNTY         MCLEAN       STATE      IL ZIP 61761

REMOTE SITE

CORP NUMBER         128-02

INSTALLATION ADDRESS              1025 JACKSON STREET

CITY  ROANOKE RAPIDS             COUNTY        HALIFAX    STATE NC ZIP 27870

REMOTE SITE

CORP NUMBER         128-03

INSTALLATION ADDRESS              819 MERCER STREET

CITY  PRINCETON           COUNTY         MERCER       STATE      WV ZIP 24740

REMOTE SITE

CORP NUMBER         128-05

INSTALLATION ADDRESS              1990 MALL BLVD.

CITY  AUBURN              COUNTY         LEE    STATE    AL       ZIP 36830

                                              DATE:    JUNE 1, 1996
                                              MAIN CONTRACT NO.       021-00
                                              MSO CODE      TCI
                                              DATA CENTER   FAIRFIELD
REMOTE SITE

CORP NUMBER         128-06

INSTALLATION ADDRESS              1533 SOUTH ENTERPRISE

CITY  SPRINGFIELD         COUNTY         GREENE       STATE      MO ZIP 65804

REMOTE SITE

CORP NUMBER         128-07

INSTALLATION ADDRESS              1622 5TH AVE SOUTH EAST

CITY  DECATUR             COUNTY         MORGAN       STATE      AL ZIP 35601

REMOTE SITE

CORP NUMBER         128-08

INSTALLATION ADDRESS              565 EAST MAIN STREET

CITY  WTHYEVILLE          COUNTY         WYTHE  STATE    VA       ZIP 24382

REMOTE SITE

CORP NUMBER         128-09

INSTALLATION ADDRESS              5812 21ST STREET

CITY  RACINE              COUNTY         RACINE       STATE      WI ZIP 53406

REMOTE SITE

CORP NUMBER         128-10

INSTALLATION ADDRESS              6700 MACON ROAD

CITY  COLUMBUS            COUNTY         MUSCOGEE     STATE      GA ZIP 31907

REMOTE SITE

CORP NUMBER         128-11

INSTALLATION ADDRESS              8221 WEST 119TH STREET

CITY  OVERLAND PARK              COUNTY        JOHNSON    STATE KS ZIP 66213

                                              DATE:    JUNE 1, 1996
                                              MAIN CONTRACT NO.       021-00
                                              MSO CODE      TCI
                                              DATA CENTER   FAIRFIELD
REMOTE SITE

CORP NUMBER         128-12

INSTALLATION ADDRESS              1002 EAST CENTER ROAD

CITY  KOKOMO              COUNTY         HOWARD       STATE      IN ZIP 46902

REMOTE SITE

CORP NUMBER         128-14

INSTALLATION ADDRESS              725 UNION STREET

CITY  SPARTANBURG         COUNTY         SPARTANBURG      STATE SC ZIP 29304

REMOTE SITE

CORP NUMBER         128-15

INSTALLATION ADDRESS              113 FIRST AVE.

CITY  BECKLEY             COUNTY         RALEIGH      STATE      WV ZIP 25801

REMOTE SITE

CORP NUMBER         128-16

INSTALLATION ADDRESS              17 LINDSEY AVE.

CITY  GREENVILLE          COUNTY         GREENVILLE   STATE      SC ZIP 29607

REMOTE SITE

CORP NUMBER         128-17

INSTALLATION ADDRESS              1235 KING STREET SOUTH EAST

CITY  CLEVELAND           COUNTY         BRADLEY      STATE      TN ZIP 37311

REMOTE SITE

CORP NUMBER         128-18

INSTALLATION ADDRESS              476 WEST LINCOLN TRAIL BLVD.

CITY  RADCLIFF            COUNTY         HARDIN       STATE      KY ZIP 40160

                                              DATE:    JUNE 1, 1996
                                              MAIN CONTRACT NO.       021-00
                                              MSO CODE      TCI
                                              DATA CENTER   FAIRFIELD
REMOTE SITE

CORP NUMBER         128-19

INSTALLATION ADDRESS              2544 PALUMBO DRIVE

CITY  LEXINGTON           COUNTY         FAYETTE      STATE      KY ZIP 40555

REMOTE SITE

CORP NUMBER         128-20

INSTALLATION ADDRESS              2421 MATLOCK ROAD

CITY  ARLINGTON           COUNTY         TARRANT      STATE      TX ZIP 76014

REMOTE SITE

CORP NUMBER         128-23

INSTALLATION ADDRESS              1414 SUMMIT AVENUE

CITY  RICHARDSON          COUNTY         COLLIN       STATE      TX ZIP 75074

                      ON/LINE OPERATING & LICENSE AGREEMENT
                                  ATTACHMENT D
                     STANDARD FIXED REPORTS - DDP FINANCIALS


DESCRIPTION:

A.   ACCOUNTING ANALYSIS SUMMARY
B.   DETAIL OF INCOME CHARGED BY SERVICE CODE
C.   DETAIL OF INCOME CHARGED BY COMBO CODE
D.   DETAIL OF ADJUSTMENTS BY REPORTING CENTER
E.   DETAIL OF ADJUSTMENTS BY REASON
F.   AGING ANALYSIS
G.   BILLING ACTIVITY RECAP
H.   REMINDER SCHEME ANALYSIS
I.   FRANCHISE ACCOUNTING
J.   MANAGEMENT ANALYSIS - SYSTEM STATUS
K.   MANAGEMENT ANALYSIS - PERIOD ACTIVITY
L.   SERVICE CODE ACTIVITY/DAY
M.   UPDATE CYCLE BILLING INFORMATION
N.   MANAGEMENT ANALYSIS - COMBO CUSTOMERS
O.   MANAGEMENT ANALYSIS - COMBO OUTLETS
P.   TRANSACTION BATCH SUMMARY
Q.   LIABILITIES - ON DEPOSIT
R.   LIABILITIES - UNAPPLIED PAYMENTS
S.   LIABILITIES - DEFERRED DISCOUNT
T.   LIABILITIES - PREPAID & CREDIT BALANCE
U.   WRITE OFF ANALYSIS
Y. MANAGEMENT ANALYSIS OF COMBO CHARGES AND THEIR EFFECT ON REPORTING CENTERS AA. REPORTING CENTER COMBINATIONS
BB.  REPORTING CENTER VS. REPORTING CENTER COMBINATIONS
CC.  SUBSCRIBER COUNT SUMMARY
DD.  DETAIL OF INCOME EARNED BY REPORTING CENTER
EE.  DETAIL OF INCOME EARNED BY COMBO
FF.  DETAIL OF INCOME UNEARNED BY REPORTING CENTER
GG.  DETAIL OF INCOME UNEARNED BY REPORTING COMBO
HH.  CYCLE LIABILITY ANALYSIS

                      ON/LINE OPERATING & LICENSE AGREEMENT

                                  ATTACHMENT E

           TERMS AND CONDITIONS FOR TANDEM OPERATING SYSTEM SOFTWARE

TO THE EXTENT THAT ANY TANDEM SOFTWARE IS PROVIDED TO CUSTOMER BY CABLEDATA, INC. ("CABLEDATA"), THE SAME IS LICENSED TO CUSTOMER UNDER THE FOLLOWING TERMS AND CONDITIONS:

1. GRANT. CABLEDATA HEREBY GRANTS CUSTOMER, AND CUSTOMER ACCEPTS FROM CABLEDATA, A PERSONAL, NON-TRANSFERABLE AND NON-EXCLUSIVE RIGHT TO USE THE SOFTWARE DEVELOPED OR ACQUIRED BY TANDEM COMPUTERS INCORPORATED OF CUPERTINO, CALIFORNIA, U.S.A. ("TANDEM") AND LICENSED TO CUSTOMER BY CABLEDATA (THE "TANDEM SOFTWARE"), EXCLUSIVELY ON THE TANDEM COMPUTER SYSTEM SPECIFIED IN CABLEDATA'S INVOICE TO CUSTOMER OR IN A SEPARATE AGREEMENT FOR THE SALE AND INSTALLATION OF EQUIPMENT OR EQUIPMENT RENTAL/LOAN AGREEMENT ("SALE OR RENTAL AGREEMENT") (THE "DESIGNATED SYSTEM") DURING THE TERM OF THIS AGREEMENT.

2. TANDEM SOFTWARE. "TANDEM SOFTWARE" INCLUDES 1) THE MACHINE-EXECUTABLE OBJECT CODE VERSION OF THE USER-LOADABLE PROGRAMS DELIVERED TO CUSTOMER UNDER THIS AGREEMENT, 2) THE MICROCODE EMBEDDED IN THE DESIGNATED SYSTEM,
     3) ALL RELATED USER DOCUMENTATION, 4) ANY UPDATE OR REVISION OF THESE PROGRAMS OR MICROCODE DELIVERED TO CUSTOMER UNDER THIS AGREEMENT OR ANY RELATED MAINTENANCE AGREEMENT AND 5) ANY COPY OF THESE ITEMS. THIS AGREEMENT WILL NOT BE CONSTRUED TO GRANT CUSTOMER ANY RIGHT TO THE SOURCE CODE OF THE TANDEM SOFTWARE.

3. DESIGNATED SYSTEM. "DESIGNATED SYSTEM" MEANS THE TANDEM COMPUTER SYSTEM SPECIFIED IN CABLEDATA'S INVOICE TO CUSTOMER OR A SALE OR RENTAL AGREEMENT THAT CUSTOMER OWNS, POSSESSES OR OPERATES. CUSTOMER MAY USE THE TANDEM SOFTWARE ONLY ON THE DESIGNATED SYSTEM. IF THE DESIGNATED SYSTEM BECOMES TEMPORARILY INOPERABLE, CUSTOMER MAY LOAD AND USE THE USER-LOADABLE PROGRAMS ON ANOTHER OF ITS TANDEM COMPUTER SYSTEMS AT THE SAME LOCATION UNTIL THE DESIGNATED SYSTEM BECOMES OPERABLE, BUT IN NO EVENT FOR MORE THAN THIRTY DAYS. CUSTOMER'S RIGHT TO USE THE TANDEM SOFTWARE WILL TERMINATE AUTOMATICALLY IF CUSTOMER CEASES TO OWN, POSSESS OR OPERATE THE DESIGNATED SYSTEM.

4. USE. CUSTOMER MAY USE THE TANDEM SOFTWARE ONLY IN ITS OWN INTERNAL BUSINESS OPERATIONS. CUSTOMER WILL NOT PERMIT ANY OTHER PERSON TO USE THE TANDEM SOFTWARE, EXCEPT TO ENTER OR RETRIEVE INFORMATION IN THE ORDINARY COURSE OF PROCESSING TRANSACTIONS. CUSTOMER WILL NOT RENT THE TANDEM SOFTWARE OR MAKE IT AVAILABLE ON A TIME-SHARING BASIS. CUSTOMER MAY MAKE ONE BACK-UP COPY OF EACH USER-LOADABLE PROGRAM AND ANY RELATED UPDATE OR REVISION. CUSTOMER WILL REPRODUCE ALL CONFIDENTIALITY AND PROPRIETARY NOTICES ON EACH OF THESE COPIES. CUSTOMER WILL NOT OTHERWISE COPY, TRANSLATE, MODIFY, ADAPT, DECOMPILE, DISASSEMBLE OR REVERSE ENGINEER THE TANDEM SOFTWARE.

5. OWNERSHIP. TITLE TO THE TANDEM SOFTWARE AND ALL PATENTS, COPYRIGHTS, MASK WORKS, CIRCUIT LAYOUT RIGHTS, DESIGN RIGHTS, TRADE SECRETS AND OTHER PROPRIETARY RIGHTS IN OR RELATED TO THE TANDEM SOFTWARE ARE AND WILL REMAIN THE EXCLUSIVE PROPERTY OF TANDEM OR ITS LICENSOR, WHETHER OR NOT SPECIFICALLY RECOGNIZED OR PERFECTED UNDER THE LAWS OF THE COUNTRY WHERE THE TANDEM SOFTWARE IS LOCATED. CUSTOMER WILL NOT TAKE ANY ACTION THAT JEOPARDIZES SUCH PROPRIETARY RIGHTS OR ACQUIRE ANY RIGHT IN THE TANDEM SOFTWARE, EXCEPT THE LIMITED USE RIGHTS SPECIFIED IN THIS AGREEMENT.
     TANDEM OR ITS LICENSOR WILL OWN ALL RIGHTS IN ANY COPY, TRANSLATION, MODIFICATION, ADAPTATION OR DERIVATION OF THE TANDEM SOFTWARE, INCLUDING ANY IMPROVEMENT OR DEVELOPMENT THEREOF.

6. CONFIDENTIALITY. CUSTOMER ACKNOWLEDGES THAT THE TANDEM SOFTWARE INCORPORATES CONFIDENTIAL AND PROPRIETARY INFORMATION DEVELOPED OR ACQUIRED BY TANDEM. CUSTOMER WILL TAKE ALL REASONABLE PRECAUTIONS NECESSARY TO SAFEGUARD THE CONFIDENTIALITY OF THE TANDEM SOFTWARE, INCLUDING 1) THOSE TAKEN BY CUSTOMER TO PROTECT ITS OWN CONFIDENTIAL INFORMATION AND 2) THOSE WHICH TANDEM, ITS LICENSOR OR CABLEDATA MAY REASONABLY REQUEST FROM TIME TO TIME. CUSTOMER WILL NOT ALLOW THE REMOVAL OR DEFACEMENT OF ANY CONFIDENTIALITY OR PROPRIETARY NOTICE PLACED ON ITEMS OF TANDEM SOFTWARE. THE PLACEMENT OF COPYRIGHT NOTICES ON THESE ITEMS WILL NOT CONSTITUTE PUBLICATION OR OTHERWISE IMPAIR THEIR CONFIDENTIAL NATURE.

7. DISCLOSURE. CUSTOMER WILL NOT DISCLOSE, IN WHOLE OR IN PART, ANY TANDEM SOFTWARE TO ANY PERSON, EXCEPT TO THOSE OF ITS EMPLOYEES, AGENTS OR CONSULTANTS WHO REQUIRE ACCESS FOR CUSTOMER'S AUTHORIZED USE OF THE TANDEM SOFTWARE. BEFORE DISCLOSING ANY OF THESE ITEMS TO SUCH PARTIES, CUSTOMER WILL REQUIRE THAT THEY EXPRESSLY 1) RECOGNIZE TANDEM'S OR ITS LICENSOR'S CONFIDENTIAL AND PROPRIETARY RIGHTS IN THE TANDEM SOFTWARE, 2) AGREE TO COMPLY WITH THE USE AND NON-DISCLOSURE RESTRICTIONS APPLICABLE TO THE TANDEM SOFTWARE UNDER THIS AGREEMENT, AND 3) ACKNOWLEDGE IN WRITING TANDEM'S, ITS LICENSOR'S AND CABLEDATA'S ACCEPTANCE OF THIS RIGHT. CUSTOMER WILL EXPRESSLY CONFIRM TANDEM'S, ITS LICENSOR'S AND CABLEDATA'S ACCEPTANCE OF THIS RIGHT UPON RECEIPT OF THE WRITTEN ACKNOWLEDGMENT.

8. UNAUTHORIZED USE OR DISCLOSURE. CUSTOMER ACKNOWLEDGES THAT ANY UNAUTHORIZED USE OR DISCLOSURE OF THE TANDEM SOFTWARE MAY CAUSE IRREPARABLE DAMAGE TO TANDEM OR ITS LICENSOR. IF AN UNAUTHORIZED USE OR DISCLOSURE OCCURS, CUSTOMER WILL PROMPTLY NOTIFY TANDEM AND CABLEDATA TAKE, AT CUSTOMER'S EXPENSE, ALL STEPS NECESSARY TO RECOVER THE TANDEM SOFTWARE AND TO PREVENT ITS SUBSEQUENT UNAUTHORIZED USE OR DISSEMINATION, INCLUDING AVAILING ITSELF OF ACTIONS FOR SEIZURE AND INJUNCTIVE RELIEF. IF CUSTOMER FAILS TO TAKE THESE STEPS IN A TIMELY AND ADEQUATE MANNER, TANDEM, ITS LICENSOR OR CABLEDATA MAY TAKE THEM IN ITS OWN OR CUSTOMER'S NAME AND AT CUSTOMER'S EXPENSE.

9. LIMITATION. CUSTOMER WILL HAVE NO CONFIDENTIALITY OBLIGATION WITH RESPECT TO ANY PORTION OF THE TANDEM SOFTWARE THAT 1) CUSTOMER INDEPENDENTLY KNEW OR DEVELOPED BEFORE RECEIVING THE TANDEM SOFTWARE UNDER THIS AGREEMENT, 2) CUSTOMER LAWFULLY OBTAINED FROM A THIRD PARTY UNDER NO OBLIGATION OF CONFIDENTIALITY OR 3) BECAME AVAILABLE TO THE PUBLIC OTHER THAN AS RESULT OF AN ACT OR OMISSION OF CUSTOMER OR ANY OF ITS AGENTS OR EMPLOYEES. IN THIS EVENT, CUSTOMER WILL NOTIFY TANDEM AND CABLEDATA AT LEAST THIRTY CALENDAR DAYS BEFORE DISCLOSING THE PORTION OF THE TANDEM SOFTWARE TO ANY OTHER PERSON.

10. NO CONSEQUENTIAL DAMAGES. UNDER NO CIRCUMSTANCES WILL TANDEM OR ITS RELATED COMPANIES OR LICENSOR BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON CLAIMS OF CABLEDATA OR ITS CUSTOMERS (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, PROFITS, USE OF MONEY OR USE OF THE TANDEM SOFTWARE, INTERRUPTION IN USE OR AVAILABILITY OF DATA OR THE TANDEM SOFTWARE, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF THEIR ASSETS), ARISING OUT OF BREACH OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE, WHETHER BASED ON THIS AGREEMENT, ANY COMMITMENT PERFORMED OR UNDERTAKEN UNDER OR IN CONNECTION WITH THIS AGREEMENT OR OTHERWISE, EXCEPT ONLY IN THE CASE OF DEATH OR PERSONAL INJURY WHERE AND TO THE EXTENT WILL THE AGGREGATE LIABILITY WHICH TANDEM, ITS RELATED COMPANIES OR ITS LICENSOR INCUR IN ANY ACTION OR PROCEEDING EXCEED THE TOTAL AMOUNT ACTUALLY PAID TO TANDEM BY CABLEDATA FOR THE SPECIFIC TANDEM SOFTWARE THAT DIRECTLY CAUSED THE DAMAGE.

11.       TERMINATION.

     11.1 THIS AGREEMENT MAY BE TERMINATED WITH THIRTY DAYS PRIOR WRITTEN NOTICE UPON VIOLATION BY CUSTOMER OF ANY TERM OR CONDITION OF THIS AGREEMENT. UPON THE EXPIRATION OR TERMINATION OF THIS AGREEMENT, ALL RIGHTS GRANTED TO CUSTOMER UNDER THIS AGREEMENT WILL IMMEDIATELY CEASE, AND CUSTOMER WILL PROMPTLY 1) PURGE THE TANDEM SOFTWARE FROM THE DESIGNATED SYSTEM (EXCEPT EMBEDDED MICROCODE) AND ALL OTHER COMPUTER SYSTEMS, STORAGE MEDIA AND OTHER FILES, 2) DELIVER TO CABLEDATA OR ITS DESIGNEE THE TANDEM SOFTWARE (EXCEPT EMBEDDED MICROCODE) AND ANY OTHER ITEM WITHIN CUSTOMER'S POSSESSION OR CONTROL THAT CONTAINS CONFIDENTIAL INFORMATION RELATING TO THE TANDEM SOFTWARE, INCLUDING, WITHOUT LIMITATION, DOCUMENTATION, AND 3) DELIVER TO CABLEDATA AN AFFIDAVIT CERTIFYING THAT CUSTOMER HAS COMPLIED WITH ITS TERMINATION OBLIGATIONS UNDER THIS AGREEMENT. THE PROVISIONS OF THIS AGREEMENT DEALING WITH OWNERSHIP, CONFIDENTIALITY, INSPECTION, RE-EXPORTATION AND THIRD PARTY ENFORCEMENT RIGHTS WILL SURVIVE ITS EXPIRATION OR TERMINATION FOR ANY REASON.

     11.2 CABLEDATA OR TANDEM MAY TERMINATE CUSTOMER'S RIGHT TO USE AND SUBLICENSE ANY THIRD PARTY PRODUCTS IF SUCH THIRD PARTY LICENSE BETWEEN TANDEM AND THIRD PARTY IS TERMINATED OR EXPIRES.

12. INSPECTION. DURING THE TERM OF THIS AGREEMENT AND FOR ONE YEAR AFTER ITS TERMINATION, TANDEM, ITS LICENSOR OR THEIR REPRESENTATIVES MAY, UPON PRIOR NOTICE TO CUSTOMER, 1) INSPECT THE FILES, COMPUTER PROCESSORS, EQUIPMENT, FACILITIES AND PREMISES OF CUSTOMER DURING NORMAL WORKING HOURS TO VERIFY CUSTOMER'S COMPLIANCE WITH THIS AGREEMENT, AND 2) WHILE CONDUCTING THE INSPECTION, COPY OR RETAIN ANY ITEM THAT CUSTOMER MAY POSSESS IN VIOLATION OF THIS AGREEMENT.

13. U.S. EXPORT CONTROLS. CUSTOMER ACKNOWLEDGES THAT THE TANDEM SOFTWARE, HARDWARE AND ALL RELATED TECHNICAL INFORMATION, DOCUMENTS AND MATERIALS ARE SUBJECT TO EXPORT CONTROLS UNDER THE U.S. EXPORT ADMINISTRATION REGULATIONS. CUSTOMER WILL 1) COMPLY STRICTLY WITH ALL LEGAL REQUIREMENTS ESTABLISHED UNDER THESE CONTROLS, 2) COOPERATE FULLY WITH TANDEM IN ANY OFFICIAL OR UNOFFICIAL AUDIT OR INSPECTION THAT RELATES TO THESE CONTROLS AND 3) NOT EXPORT, RE-EXPORT, DIVERT, TRANSFER OR DIVERT, TRANSFER OR DISCLOSE, DIRECTLY OR INDIRECTLY, ANY TANDEM SOFTWARE, HARDWARE OR RELATED TECHNICAL INFORMATION, DOCUMENTS OR MATERIALS, OR ANY DIRECT PRODUCT THEREOF, TO ANY OF THE FOLLOWING COUNTRIES (OR COUNTRIES SUBSEQUENTLY LISTED IN THE U.S. EXPORT ADMINISTRATION REGULATIONS), OR TO ANY NATIONAL OR RESIDENT THEREOF, WITHOUT OBTAINING THE PRIOR WRITTEN AUTHORIZATION OF TANDEM AND THE U.S. COMMERCE DEPARTMENT: AFGHANISTAN, ALBANIA, BULGARIA, CAMBODIA, CUBA, CZECHOSLOVAKIA, GERMAN DEMOCRATIC REPUBLIC (INCLUDING EAST BERLIN), HUNGARY, LAOS, LIBYA, MONGOLIA, NORTH KOREA, PEOPLE'S REPUBLIC OF CHINA, POLAND, ROMANIA, SOUTH AFRICA, NAMIBIA, UNION OF SOVIET SOCIALIST REPUBLICS (INCLUDING ESTONIA, LATVIA AND LITHUANIA) AND VIETNAM. UPON NOTICE TO CABLEDATA, TANDEM MAY MODIFY THIS LIST TO CONFORM TO CHANGES IN THE U.S. EXPORT CONTROL REGULATIONS.

14. ASSIGNMENT. CUSTOMER MAY NOT ASSIGN, DELEGATE OR OTHERWISE TRANSFER THE TANDEM SOFTWARE OR ANY PARTS THEREOF OR THIS AGREEMENT OR ANY OF ITS RIGHTS OR OBLIGATIONS WITHOUT TANDEM'S AND CABLEDATA'S PRIOR APPROVAL AND PROVIDED FURTHER THAT SUCH ASSIGNMENT IS TO ANOTHER PERSON OR ENTITY IN THE SAME COUNTRY FOR WHICH THE TANDEM SOFTWARE IS FIRST FURNISHED TO THE CUSTOMER, AND THEN ONLY IF THE TRANSFEROR RETAINS NO PORTION OR COPY OF THE TANDEM SOFTWARE AND THE TRANSFEREE ENTERS INTO AN ENFORCEABLE WRITTEN SUBLICENSE AGREEMENT IN ACCORDANCE WITH THIS AGREEMENT. CUSTOMER ACKNOWLEDGES THAT IF CABLEDATA CEASES TO BE TANDEM'S AUTHORIZED AGENT FOR ANY REASON, CABLEDATA'S RIGHTS AGAINST CUSTOMER UNDER THIS AGREEMENT MAY BE ASSIGNED TO TANDEM OR ITS DESIGNEE. CUSTOMER HEREBY CONSENTS TO ANY SUCH ASSIGNMENT AND, AT TANDEM'S REQUEST, WILL EXECUTE ANY INSTRUMENT WHICH MAY BE REQUIRED TO PERFECT SUCH ASSIGNMENT.

15. THIRD PARTY ENFORCEMENT. CUSTOMER ACKNOWLEDGES THAT THE PROVISIONS OF THIS AGREEMENT THAT GOVERN THE USE, OWNERSHIP, CONFIDENTIALITY, INSPECTION AND REEXPORTATION OF THE TANDEM SOFTWARE, THE TERMINATION, ASSIGNMENT OR MODIFICATION OF THIS AGREEMENT AND THE LIMITATION OF LIABILITY HEREUNDER ARE INTENDED TO INURE TO THE BENEFIT OF TANDEM AND ITS LICENSOR. CUSTOMER ACKNOWLEDGES THAT 1) TANDEM OR ITS LICENSOR HAVE THE RIGHT TO ENFORCE THESE PROVISIONS DIRECTLY AGAINST CUSTOMER, WHETHER IN TANDEM'S, ITS LICENSOR'S OR CABLEDATA'S NAME, 2) TANDEM AND ITS LICENSOR ACCEPT THIS RIGHT AND 3) CUSTOMER CONFIRMS TANDEM'S AND ITS LICENSOR'S ACCEPTANCE OF THIS RIGHT BY EXECUTING THIS AGREEMENT.

16. WAIVER, AMENDMENT, MODIFICATION. CUSTOMER AND CABLEDATA WILL NOT WAIVE, AMEND OR OTHERWISE MODIFY ANY PROVISION OF THIS AGREEMENT THAT AFFECTS TANDEM'S OR ITS LICENSOR'S RIGHTS WITHOUT THE PRIOR WRITTEN APPROVAL OF TANDEM.

17. WARRANTIES. THIS AGREEMENT DOES NOT INCLUDE ANY WARRANTIES, EXPRESS OR IMPLIED, BY OR ON BEHALF OF TANDEM OR ANY ENTITY GRANTING TANDEM LICENSE RIGHTS TO TANDEM SOFTWARE PROVIDED HEREUNDER.

18. NO PUBLICATION. CUSTOMER SHALL NOT PUBLISH ANY RESULTS OF BENCHMARK TESTS RUN ON THE TANDEM SOFTWARE.

                      ON/LINE OPERATING & LICENSE AGREEMENT
                              INCLUSIVE DDP/SQL 2.7
                                  ATTACHMENT F
SYSTEM

THE INCLUSIVE SYSTEM IS DESIGNED FOR A MEDIUM TO LARGE SIZED FRANCHISE AND IS PRICED WITH THE FOLLOWING LIMITATIONS:



1)  ALL  THE  PROGRAMS  LISTED BELOW CAN BE  RUN  AT  ANY  TIME  ON  THE INCLUSIVE SYSTEM.
PROGRAM # DESCRIPTION                         PROGRAM #    DESCRIPTION
- --------- -----------                         ---------    -----------
DP00127   DDP MENU                            DP32027      PPV CHARGING RUN*
DP00827   KEYBOARD TRAINING                   DP32227      PPV ANALYSIS*
DP10027   ORDER PROCESSING                    DP32527      PPV MAINTENANCE*
DP10527   BULLETIN BOARD MAINTENANCE          DP32827      EVENT SCHEDULER SLAVE PROCESS*
DP11027   QUOTA MAINTENANCE                   DP32927      EVENT SCHEDULER*
DP11527   QUEUE FILE MAINTENANCE              DP33027      EVENT UPLOAD*
DP12527   OPERATOR PERFORMANCE                DP34227      ARU UPDATE*
DP13027   DIRECTOR MAINTENANCE                DP34527      ARU DRIVER*
DP13527   DIRECTOR MAINTENANCE PRINT          DP37027      OLVQ CALL RECEIVE*
DP14027   PERSONNEL MAINTENANCE               DP37127      OLVQ EDIT & AUTHO*
DP14527   CYCLE SCHEDULING                    DP37227      OLVQ ORDER SERVER*
DP15027   COMPLEX MAINTENANCE                 DP37327      OLVQ UPLOAD*
DP16027   FORMAT BUILDER                      DP37427      OLVQ EVENT QUEUE*
DP17027   REPORT PARAMETER MAINTENANCE        DP37527      OLVQ PARAMETER MAINTENANCE*
DP19027   ARU PARAMETER MAINTENANCE*          DP38027      BOX DRIVER STARTUP*
DP20027   ROUTE SELECT                        DP38X27      BOX DRIVER (X VARIES BY VENDOR FORMAT)*
DP21127   ROUTE ASSIGN                        DP57027      SPOOLER
DP22027   WORK ORDERS                         DP60027      PAYMENTS AND ADJUSTMENTS
DP28027   PRINT STATEMENT IMAGE*              DP60727      LOCKBOX PROCESSING
DP30027   BOX MAINTENANCE                     DP61027      POST/PRINT BATCHES
DP31027   ADDRESSABLE PARAMETER MAINTENANCE*  DP63027      COLLECTIONS MANAGER
                                              MENU         SYSTEM MENU

2)  THE  FOLLOWING  PROGRAMS MUST BE RUN DURING 5:00 P.M. TO 8:00 A.M.,  MONDAY  THROUGH FRIDAY. ALL HOURS SATURDAY AND SUNDAY.
PROGRAM # DESCRIPTION                         PROGRAM #    DESCRIPTION
- --------- -----------                         ---------    -----------
DP01027   DATABASE MAINTENANCE                DP72827      HOT MOVES REPORT
DP41527   HOUSE/CUSTOMER MAINTENANCE          DP73027      MAGAZINE LABELS
DP60627   EQUIP-SERVICE WRITE-OFF REPORT      DP73527      MIGRATION REPORT
DP60927   EFTS PROCESSING*                    DP74027      HOUSE/CUSTOMER SELECT
DP62027   COLLECTIONS RUN                     DP75027      BOX SELECT
DP62527   COLLECTIONS LOADING REPORT          DP75127      SUPPLIER ACTIVITY
DP62727   COLLECTIONS GROUP CHANGE OF EVENTS  DP75227      SALES COMMISSION
DP62827   PRINT AGED BALANCE CUSTOMERS        DP75427      STATUS SUMMARY
DP64027   PRODUCT MANAGER                     DP75527      PERFORMANCE REPORTS
DP69027   YEARLY INTEREST RUN                 DP75827      REPORT KEY MANAGER
DP70027   UNIVERSAL SELECT                    DP77027      HISTORY SELECT
DP70227   DDPF REPORT PRINT                   DP78027      EVENT SELECT
DP70727   UNRETURNED CONVERTER REPORT         DP79027      FORM SERVER
DP72027   WIP SELECT                          DP79527      JOB SCHEDULER
DP72527   CAPITALIZED DROPS REPORT

3)  THE  FOLLOWING PROGRAMS NEED ADVANCED SCHEDULING AND MUST BE RUN 5:00 P.M.  TO  8:00)  A.M., MONDAY THROUGH FRIDAY:
PROGRAM # DESCRIPTION                          PROGRAM #   DESCRIPTION
- --------- -----------                          ---------   -----------
DP01427   DELETE POINTER PROCESSING            DP43027     CYCLE UPDATE
DP02027   DATABASE ANALYZER                    DP44027     CUSTOMER PURGE
DP03727   RECALCULATE RATES                    DP44727     HISTORY PURGE
DP04127   RECREATE LOCATORS                    DP45027     GEOCODE DOWNLOAD
DP05327   BOX FILE RECALCULATION               DP46027     ZIP + 4 MAINTENANCE*
DP42027   CUTOFF                               DP47027     MSO DATA TAPE MANAGER
DP42527   RATE INCREASE RUN                    DP47127     MSO DATA TAPE MAINTENANCE

4)  ACCESS TO THESE PROGRAMS IS RESTRICTED BY OPTION. FOR EXAMPLE,
    BATCH PROCESSING OPTIONS ARE DELAYED UNTIL AFTER HOURS WHILE KEY-IN
    OPTIONS ARE KEPT AVAILABLE BETWEEN 8:00 A.M. AND 5:00 P.M., MONDAY
    THROUGH FRIDAY. THE TIME RESTRICTIONS FOR THESE PROGRAMS ARE
    INTERNAL; THAT IS, THEY ARE BUILT INTO THE INDIVIDUAL PROGRAM.
    NOTE: KEY-IN PROCEDURES CAN BE ACCOMPLISHED AT ANY TIME.
PROGRAM # DESCRIPTION                        PROGRAM #    DESCRIPTION
- --------- -----------                        ---------    -----------
DP60527   WRITE OFF RUN                      DP71027      NOT DONES/CANCELS REPORT
DP68027   REFUNDS RUN                        DP71527      CDW DAILY/MONTHLY PERFORMANCE REPORT

*AVAILABLE IF APPROPRIATE SOFTWARE LICENSE IS PURCHASED. SUBJECT TO MODIFICATION FOR FUTURE RELEASES.

                      ON/LINE OPERATING & LICENSE AGREEMENT
                                  ATTACHMENT G
              DDP/SQL INCLUSIVE PRICING THROUGH SEPTEMBER 30, 1996


DDP/SQL INCLUSIVE PRICING:
- -------------------------

  ITEM                                                           SELLING
  CODE       DESCRIPTION                                          PRICE
  ----       -----------                                          -----
  5763      INCLUSIVE DDP/SQL BUNDLED, INCLUDES             [       *         ]
  5418         DDP/SQL LICENSE
  5420         DDP/SQL MAINTENANCE
  0442         DDP/SQL CUSTOMER SUPPORT
  5004         ADDRESSABILITY - ONE WAY: LICENSE
  5108         ADDRESSABILITY - ONE WAY: MAINTENANCE
  0429         ADDRESSABILITY - ONE WAY: CUSTOMER SUPPORT
  0207         DDP FINANCIALS PACKAGE
                  STANDARD FIXED DDPF REPORTS A THROUGH  JJ AND REPORT VV
                  DDPF UPDATE SUBSCRIBER & HOUSE RECORDS - MAZ 4 MONTHS STANDARD TRAILERS:
                      TECHNICAL                             HOUSE AUXILIARY
                      BILLING ADDRESS                       CUSTOMER AUXILIARY
                      CONVERTER, DEPOSIT                    REPORTING CENTER
                      REPORTING CENTER AGING                SERVICE UNITS
  0373         MSO DATA TAPE TRANSACTION TRANSFER FEE
  0365         MSO DATA TAPE COMPUTER TAPE
  5502         COMPUTER ACCESS (SEE A & C BELOW)
  0311         ORIGINAL MICROFICHE PRODUCED
  0314         FICHE DUPLICATES
               CUTOFF (4 CYCLES PER MONTH)
  0468         UPDATE (4 CYCLES PER MONTH)
  0560         HOUSE DISK STORAGE
  5601         SUBSCRIBER DISK STORAGE
  0594         TRANSMIT-X HANDLING CHARGES (2 CYCLES)
  0565         CORP MERGE - TWO CORPS INTO ONE CORP FOR NEW BUSINESS ONLY
               (EXCLUDING TRAVEL & EXPENSES)
  0566         CORP MERGE - EACH ADDITIONAL CORP OVER TWO FOR NEW BUSINESS ONLY
               (EXCLUDING TRAVEL & EXPENSES)
  0568         CORP SPLIT - ONE CORP INTO TWO CORPS WHERE CORPS STAY ON
               CABLEDATA (EXCLUDING TRAVEL & EXPENSES)
  0571         CORP SPLIT - EACH ADDITIONAL CORP OVER TWOWHERE CORPS STAY ON
               CABLEDATA (EXCLUDING TRAVEL & EXPENSES)
  0348         BENCHMARK  STATEMENT (ONE/SUB/MONTH)
  5023         DMX SPLITTER PROGRAM ($DMSS)
  5024         DMX PROGRAM ($DMX)
  5025         DMX NATIONAL AUTHORIZATION CENTER ADDRESSABLE ACKAGE
  0570         CYCLE SPLIT/MERGE
  0575         RATE INCREASE - SIMPLE
  0576         RATE INCREASE - COMPLEX
  0584         RATE INCREASE - AUTOMATED RATE CHANGE
  0578         ALTER RUNS PROGRAMMING
  0572         BI-MONTHLY SPLIT
  0551         DDP PHONE NUMBER CLEAN UP RUN

* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

  ITEM                                                      SELLING
  CODE    DESCRIPTION                                        PRICE
  ----    -----------                                        -----
        INCLUSIVE DDP/SQL BUNDLED, CONTINUED

  0506    MESSAGE SELECT SET UP CHARGE
  0573    MESSAGE SELECT
        PROGRAMMING/PROCESSING
  0508    MESSAGE SELECT PROGRAMMING - ACTIVATE
  0510    MESSAGE PRINTING CHARGE
  0336    STATEMENT LOGO SET UP CHARGE
  0345    STATEMENT LOGO PROGRAMMING CHARGE -   NEW OR CHANGE
  0477    RECORDS PASSED
  0279    FICHE REPORT - ORIGINAL FICHE PRODUCED
  5262    Q/S PLUS EMULATOR MAINTENANCE (SEE A BELOW)
  5852    EQUIPMENT RENTAL (SEE B BELOW)
          INSTALLATION AND MONTHLY LEASE FOR PRIMARY DATA CIRCUIT
          EQUIPMENT RENTAL AND MAINTENANCE CHARGES AS FOLLOWS:
              A) QUICKSCREEN PLUS EMULATOR AND/OR COMPUTER ACCESS
                 (ONE PER 2,000 SUBS)
              B) RELEVANT PRINTERS AND MODEM/MULTIPLEXERS
              C) QUICKSCREEN PLUS EMULATOR AND TWO PORTS FOR ADDRESSABILITY


  ITEM                                                                              SELLING
  CODE     DESCRIPTION                                                               PRICE
  ----     -----------
           SOFTWARE LICENSE & MAINTENANCE
  5707     AUDIO RESPONSE UNIT (ARU) INTERFACE PACKAGE:               [          #            ]
             INCLUDES:  LICENSE AND MAINTENANCE
  5703     PPV PACKAGE:                                               [          #            ]
             INCLUDES:  LICENSE, MAINTENANCE, CUSTOMER SUPPORT


           SOFTWARE LICENSE
           ----------------
  5064     EASYLINK - INITIAL COPY                                    [             #              ]
  5064A    EASYLINK EXCHANGE DISKETTE                                 [         #           ]
  5065     EASYLINK - ADDITIONAL COPIES                               [             #              ]
  5256     EVENT SCHEDULAR                                            [           #            ]
  5031     INTERACTIVE OUTAGE MODULE (ARU CORP)                       [           #            ]
  5011     INTERACTIVE OUTAGE MODULE (NON-ARU CORP)                   [           #            ]
  5245     PC DOWNLOAD                                                [                                     ]
  5261     QUICKSCREEN PLUS EMULATOR - 1-9 COPIES*                    [                #                 ]
  5261A    QUICKSCREEN PLUS EMULATOR - 10-24 COPIES*                  [                #                 ]
  5261B    QUICKSCREEN PLUS EMULATOR - 25-49 COPIES*                  [                #                 ]
  5261C    QUICKSCREEN PLUS EMULATOR - 50-74 COPIES*                  [                #                 ]
  5261D    QUICKSCREEN PLUS EMULATOR - 75-99 COPIES*                  [                #                 ]
  5261E    QUICKSCREEN PLUS EMULATOR - 100-149 COPIES*                [                #                 ]
  5261F    QUICKSCREEN PLUS EMULATOR - 150 COPIES OR MORE*            [                #                 ]
  5270     SECONDARY EMULATOR PACKAGE**                               [                #                  ]
  5253     SPREADSHEET INTERFACE                                      [         #           ]
  5253A    SPREADSHEET INTERFACE EXCHANGE DISKETTE                    [         #          ]


           SOFTWARE MAINTENANCE
           --------------------
  5124     EASYLINK                                                   [           #            ]
  5165     EVENT SCHEDULAR                                            [          #            ]
  5114     INTERACTIVE OUTAGE (ARU CORP)                              [          #            ]
  5118     INTERACTIVE OUTAGE (NON-ARU CORP)                          [          #            ]
  5106     PC DOWNLOAD                                                [                                     ]
  5262     QUICKSCREEN PLUS EMULATOR                                  [            #            ]
  5143     SPREADSHEET INTERFACE                                      [           #            ]


*   DISCOUNTS ARE BASED ON THE NUMBER OF COPIES PER SYSTEM.
**  FOR DISTRIBUTION TO MULTIPLE OFFICES.

# PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST



   ITEM                                                          SELLING
   CODE    DESCRIPTION                                            PRICE                                  MINIMUM
   ----    -----------                                            -----                                  -------
           ELECTRONIC FUNDS TRANSFER (EFTS) PACKAGE
           ----------------------------------------
   0471    EFTS PACKAGE HANDLING FEE                             [         *           ]
   0472    EFTS PACKAGE TRANSACTION BATCH FEE                    [             *                 ]
   5005    EFTS PACKAGE LICENSE FEE                              [         *           ]
   5608    EFTS PACKAGE MAINTENANCE FEE                          [         *           ]

           LOCKBOX TRANSMISSION/TAPE HANDLING CHARGES
           ------------------------------------------
   0470    HANDLING FEE                                          [          *          ]
   5806    TRANSACTION BATCH FEE                                 [              *                ]


           SEGA CHANNEL
           ------------
   5026        SEGA SPLITTER PROGRAM                             [          *          ]
   5027        SEGA FILTER PROGRAM                               [          *          ]

   5502    REGION ACCESS - OVER AND ABOVE INCLUSIVE PACKAGE
           COMPUTER ACCESS:  (MONDAY-SATURDAY 8AM - 12AM &       [          *          ]
           & SUNDAY 8AM - 5 PM)
           PORTS ARE AVAILABLE DURING ALL OTHER HOURS IF
           SYSTEM IS NOT BEING USED BY REGION FOR SOFTWARE
           OR  HARDWARE MAINTENANCE.

           DATABASE UPDATE MODULE
           ----------------------
    0608   TEST MERGE                                            [                *                ]      [  *   ]
    0607   ON-SITE MERGE                                         [                  *                ]
    0606   REPORTS ONLY FEE                                      [     *     ]

           CUSTOM PLAY CORP
           ----------------
   0486    CUSTOM PLAY CORP SET UP                               [            *              ]
   0803    CUSTOM PLAY CORP SUPPORT                              [          *          ]

           DISK STORAGE
           ------------
   0555    STATEMENT IMAGE RECORDS                               [           *           ]
   0556    EXTENDED LEDGER RECORDS                               [              *              ]

           PAY PER VIEW AUTO LOAD (PAL)
           ----------------------------
   0413    PAY PER VIEW AUTO LOAD (PAL) SERVICES                 [               *                ]
   0421    PAL RELOAD FEE                                        [           *            ]

* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

DDP FINANCIALS PRICING:




  ITEM                                                                                        SELLING
  CODE  DESCRIPTION                                                                            PRICE                         MINIMUM
  ----  -----------                                                                            -----                         -------
        DDP FINANCIALS
        --------------
  0561  HISTORICAL LEDGER RETENTION - MORE THAN CURRENT PERIOD (I.E., NOT TRIMMED)      [                *                ]
  0228  HISTORICAL LEDGER RETENTION - NOT MEETING DDPF PACKAGE CRITERIA                 [                *                ]
  0248  PAY PER VIEW LEDGER DETAIL                                                      [                *                ]

        DDP FINANCIALS - OPTIONAL & DUPLICATE REPORTS
        ---------------------------------------------
  0257  DETAIL REPORT TRANSACTIONS, OVER PAY80                                          [            *             ]
  0258  SUMMARY REPORT TRANSACTIONS                                                     [            *             ]
  0276  REPORT LINES PRINTED                                                            [          *         ]
  0277  REPORT PAGES PRINTED                                                            [          *         ]
  0261  LASER REPORT PAGES PRODUCED                                                     [          *         ]
  0275  RECORD SORT                                                                     [              *             ]
  0260  PAPER REPORT - PAGES PRINTED (LASER, 8 1/2" X 12", ONE SIDE)                    [              *             ]
  0278  FICHE REPORT - FRAMES PRODUCED                                                  [          *         ]
  0279  FICHE REPORT - ORIGINAL FICHE PRODUCED                                          [          *         ]
  0314  FICHE REPORT - DUPLICATE FICHE PRODUCED                                         [          *         ]

        DDP FINANCIALS - REPORT WRITERS
        -------------------------------
  0271  USE FEE                                                                         [                  *                 ]
  0272  INVENTORY FEE                                                                   [          *         ]
  0273  PROGRAM OR CHANGE  - SIMPLE                                                     [          *          ]
  0274  PROGRAM OR CHANGE  - SIMPLE WITH TOTALS                                         [          *          ]
  0280  PROGRAM OR CHANGE  - COMPLEX                                                                 [*]                    [  *  ]
  0281  ACTIVATE EXISTING  WITH NO CHANGES                                              [          *          ]
  0275  SORT                                                                            [             *            ]
  0276  PAPER  - LINES PRINTED                                                          [             *             ]
  0278  FICHE  - FRAMES PRODUCED                                                        [          *          ]
  0279  FICHE  - ORIGINAL FICHE PRODUCED                                                [          *          ]
  0314  FICHE  - DUPLICATE FICHE PRODUCED                                               [          *          ]

        CYCLE SELECT
        ------------
  0271 CYCLE SELECT - USE FEE                                                           [                 *                  ]
  0505 CYCLE SELECT PROGRAMMING - NEW OR CHANGE                                         [          *          ]
  0507 CYCLE SELECT PROGRAMMING - REACTIVATE EXISTING                                   [          *          ]
  0509 CYCLE SELECT PROCESSING                                                          [                 *                ]
       STATEMENT IMAGE
       ---------------
  0554  STATEMENT IMAGE PULL TO TAPE -                                                  [            *           ]

* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST


  ITEM                                                           SELLING
  CODE     DESCRIPTION                                            PRICE                             MINIMUM
  ----     -----------                                            -----                             -------
          STATEMENT PRODUCTS
          ------------------
  0348    BENCHMARK II PANEL                                [        *        ]
  0328    BENCHMARK III PANEL                               [              *               ]
  0333    BENCHMARK IV PANEL                                [              *               ]
  0329    SPECTRUM II - FRONT PRINT ONLY, 1 OR 2 COLORS*    [              *               ]        [     *     ]

  0330    SPECTRUM II - FRONT AND BACK PRINT*               [              *               ]        [     *     ]

  0331    SPECTRUM III - FRONT PRINT ONLY, 1 OR 2 COLORS*   [              *               ]        [     *     ]

  0332    SPECTRUM III - FRONT AND BACK PRINT*              [              *               ]        [     *     ]

  0334    SPECTRUM IV - FRONT PRINT ONLY, 1 OR 2 COLORS*    [              *               ]        [     *     ]

  0335    SPECTRUM IV - FRONT AND BACK PRINT*               [              *               ]        [     *     ]

  0428    STATEMENT DESIGN & LAYOUT SERVICES                    [   *   ]
  0350    CABLEGRAM**                                       [       *         ]

* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

                      ON/LINE OPERATING & LICENSE AGREEMENT
                                  ATTACHMENT H
                       DISCONTINUED PRODUCTS (ITEM CODES)


  ITEM
  CODE    DESCRIPTION
  ----    -----------
  0205    REPORT CENTER AGING
  0206    REPORTING CENTER
  0208    SERVICE UNITS
  0253    DETAIL REPORT TRANSACTIONS
  0254    SUMMARY REPORT
  0255    REPORT PAGES
  0267    EXPANDED LEDGERS
  0347    BENCHMARK STATEMENT - 100%
  0429    ADDRESSABLE SUPPORT FEE
  0439    REGIONAL SUPPORT
  0465    STATEMENT PACK/TAPE HANDLING
  0466    MICRO PACK/TAPE HANDLING
  0478    PROJECTS LATE CHARGE
  0479A   DOCUMENTS REC'D 22 DAYS OR
  0479B   DOCUMENTS REC'D 15-21 DAYS
  0479B   DOCUMENTS REC'D 15-21 DAYS
  0479C   DOCUMENTS REC'D 8-14 DAYS
  0479C   DOCUMENTS REC'D 8-14 DAYS
  0582    SIMPLE RATE INCREASE
  0583    COMPLEX RATE INCREASE
  0609    SWITCH 56 CUTOFF
  1211    MSO DATA TAPE FEE
  5002    DDP LICENSE FEE SHARED
  5004    ADDRESSABLE LICENSE FEE
  5018    ARU LICENSE FEE EXCLUSIVE
  5021    TELECLERK INTERFACE
  5108    ADDRESSABLE MAINTENANCE FEE
  5108    ADDRESSABILITY MAINT. FEE
  5109    PPV EXCLUSIVE
  5111    ADDRESSABLE MAINTENANCE FEE
  5113    ARU MAINTENANCE EXCLUSIVE
  5119    EXCLUSIVE 1-WAY ADDRESSABLE
  5144    PC EMULATOR MAINTENANCE
  5201    ADDRESSABILITY 2 WAY
  5221    PPV EXCLUSIVE LICENSE FEE
  5252    QUICKSCREEN EMULATOR MAINT.
  5300    2 WAY ADDRESSABLE
  5418    DDP/SQL LICENSE FEE
  5420    DDP/SQL MAINTENANCE FEE
  5502R   COMPUTER ACCESS - LEVEL C
  5600    DDP MAINTENANCE FEE SHARED
  5607    ADDRESSABILITY 1 WAY
  5703    DDP INCLUSIVE PPV PACKAGE

                      ON/LINE OPERATING & LICENSE AGREEMENT
                                  ATTACHMENT I
                           TRAINING COURSEWARE LISTING




          AT CABLEDATA EDUCATION CENTER                                     ON-SITE  AT CUSTOMER
                                                                                   LOCATION

          DESCRIPTION                   PRICE                         1 - 8 STUDENTS    OVER 8 STUDENTS
  2720    ORDER PROCESSING              $240/DAY/STUDENT    2727      [   *   ]         [   *   ]
  2721    SYSTEM MANAGEMENT             $240/DAY/STUDENT    2728      [   *   ]         [   *   ]
  2722    MONEY PROCESSING              $240/DAY/STUDENT    2729      [   *   ]         [   *   ]
  2723    ON-LINE REPORTS               $240/DAY/STUDENT    2730      [   *   ]         [   *   ]
  2724    ADDRESSABILITY                $240/DAY/STUDENT    2731      [   *   ]         [   *   ]
  2725    PAY-PER-VIEW                  $240/DAY/STUDENT    2732      [   *   ]         [   *   ]
  2726    BASIC OPERATIONS              $240/DAY/STUDENT    2733      [   *   ]         [   *   ]
  2740    DDP FIANCIALS                 $240/DAY/STUDENT    2741      [   *   ]         [   *   ]
  2745    DATABASE CONCEPTS             $240/DAY/STUDENT    2750      [   *   ]         [   *   ]
  2746    ADV. ORDER PROCESSING         $300/DAY/STUDENT    2751      [   *   ]         [   *   ]
  2747    ADV. MONEY PROCESSING         $300/DAY/STUDENT    2752      [   *   ]         [   *   ]
  2748    ADV. REPORTS                  $300/DAY/STUDENT    2754      [   *   ]         [   *   ]
  2748    ADV. ADDR & PPV               $300/DAY/STUDENT    2754      [   *   ]         [   *   ]
  2749    ADV. DATA MAINTENANCE         $300/DAY/STUDENT    2753      [   *   ]         [   *   ]
  2757    APPLICATION CERTIFICATION     $240/DAY/STUDENT              [       *       ]
  2799    TRAIN THE TRAINER             $240/DAY/STUDENT    2799A     [   *   ]         [   *   ]
  2800    MARKETING YOUR SERVICE        $240/DAY/STUDENT    2800A     [   *   ]         [   *   ]

* PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

                   MASTER EQUIPMENT RENTAL AGREEMENT

THIS MASTER MASTER EQUIPMENT RENTAL AGREEMENT (hereinafter referred to as "Agreement") is made and entered into this 11th day of February, 1991, by and between U.S. COMPUTER SERVICES, a California corporation, with its principal place of business at 2969 Prospect Park Drive, Rancho Cordova, California 95670 (hereinafter referred to as "USCS") and TCI CABLE MANAGEMENT CORPORATION, a Colorado corporation with its principal place of business at One Regency Plaza, #600, 4643 South Ulster Street, Denver, CO 80237 (hereinafter referred to as "Customer").

USCS agrees to rent to Customer, and Customer agrees to rent from USCS computer equipment and peripherals under the following terms and conditions:

1.    TERM
       1.1 The term of this Agreement shall commence on the date of execution by USCS of the Agreement and shall terminate on September 30, 1991.

       1.2 Upon termination of the term set forth in Paragraph 1.1 above, the parties may, upon mutual consent, extend the term of this Agreement and make this Agreement part of the Master Agreement being currently negotiated between the parties.

       1.3 In the event the parties do not extend the term as set forth in Paragraph 1.2, then on or before September 30, 1991, Customer must return the Rental Equipment to USCS in Rancho Cordova, California at Customer's expense.

2.    RENTAL EQUIPMENT

       2.1 The equipment rented under this Agreement shall be that equipment described in Attachment A, attached to and by this reference made a part of this Agreement, as the same may be added to or amended from time to time. The equipment subject to this Agreement shall be referred to as the "Rental Equipment".

       2.2 Customer may add Rental Equipment by making a request to USCS and any such Rental Equipment added by USCS shall be acknowledged in writing by USCS sending an additional page(s) of Attachment A to Customer. If Customer does not notify USCS in writing of any dispute or change to the additional page(s) to Attachment A within ten (10)
days from receipt of said page(s), such additional page(s) of Attachment A shall automatically become part of this Agreement.

3.    SHIPPING

       3.1   Customer is responsible for all expenses of shipment
             (including insurance) and delivery of Rental Equipment to Customer's site and, if necessary the return shipment of Rental Equipment to Rancho Cordova, California.

       3.2 Customer shall inspect the Rental Equipment within seventy-two (72) hours after receipt thereof. Unless Customer, within said period of time, gives written notice to USCS specifying any shipping damage or other proper objection to the Rental Equipment, Customer agrees that it shall be conclusively presumed as between USCS and Customer, that Customer has inspected and acknowledged that the Rental Equipment was received in good condition.

4. INSTALLATION

       4.1 In the event Customer has USCS install or de-install the Equipment, Customer shall pay USCS' standard installation/de-installation fees for equipment not included as part of Customer's Bundled Price (as set forth in Paragraph 5.1(a) below)

5. RENT

       5.1 The Monthly Rent for each item of Rental Equipment shall be either--

             (a) included as part of the Bundled Price under the terms of that On/Line Shared System Operating and License Agreement dated ________________ or that On/Line Exclusive System Operating and License Agreement dated ________________________ (in which case, "included in Bundle" shall be inserted in the "Monthly Rent" column in Attachment A for the items of Rental Equipment); or

             (b) the dollar amount of rent shall be as set forth in Attachment A in the "Monthly Rent" column. Monthly Rent shall be
                  determined at [      #        ] of Equipment Replacement
                  Value, as set forth in Attachment A.

       5.2   USCS shall invoice Customer monthly for Rental Equipment.
             The monthly charge in Attachment A for the Rental Equipment will be billed one (1) month in advance.


# PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

             Standard payment terms are net cash, without discount, due and payable within thirty (30) days from date of invoice.

       5.3 Customer will pay, or reimburse, USCS for all taxes and charges imposed on Customer or USCS or any interest in or use of the Rental Equipment, or upon this Agreement including sales, use and personal property taxes, excluding, however, all taxes on or measured by USCS' income from Customer.

       5.4 If Customer fails to pay any charges when due and payable, Customer agrees that USCS will have the right to invoice and Customer will pay a late payment service charge of 1.5 percent per month, but not in excess of the lawful maximum, on the past due balance.

       5.5 Any fee or charge due herein for a fraction of a calendar month will be computed at the rate of 1/30th of the monthly rate for each applicable day.

       5.6 The monthly charge does not include forms, disk packs, or consumable supplies. Published prices are available from USCS for these items, or they may be purchased from other vendors, provided they meet the specifications of the manufacturer of the Rental Equipment in which such items shall be used.

6.     PROTECTIVE UCC FILINGS; LOCATION OF RENTAL EQUIPMENT

       6.1 Customer agrees that this Agreement is a true lease and that Customer's interest in the Rental Equipment is only that of a lessee; however, if, for whatever reason, this Agreement is deemed to be anything other than a true lease, Customer hereby grants USCS a security interest in the Rental Equipment. Upon request by USCS, Customer shall cooperate in signing a protective UCC-1 filing on each item of Rental Equipment.

       6.2 Customer will not, without the prior written consent of USCS, permit the Rental Equipment to be removed from the location stated in Atttachment A.

       6.3 In the event Customer desires to relocate Rental Equipment, Customer may request in writing and USCS shall promptly effect de-installation of the Rental Equipment, transport it to and install it at Customer's new location. USCS' fees for such relocation shall be paid by Customer and Customer shall sign additional UCC protective filing forms if necessary.

7. ALTERATIONS

       7.1 Without the prior written consent of USCS, Customer shall not make any alterations, additions or improvements to the Rental Equipment. All additions and improvement of whatsoever kind or nature made to the Rental Equipment shall belong to and become the property of USCS on the expiration, or earlier at termination of this Agreement.

       7.2 USCS shall, at any and all times during business hours, have the right to enter into and on the premises where the Rental Equipment may be located for the purpose of inspecting same or observing its use. Customer shall give USCS immediate notice of any attachment or other judicial process affecting any item of Rental Equipment, and shall, whenever requested by USCS, advise USCS of the exact location of the Rental Equipment.

8. RISK OF LOSS OR DAMAGE

       8.1 Customer hereby assumes and shall bear the entire risk of loss or damage to the Rental Equipment from any and every cause whatsoever, excluding USCS' negligence or the negligence of any manufacturer of the Rental Equipment.

       8.2 Customer shall keep the Rental Equipment insured against all risk of loss or damage from every cause whatsoever for not less than the full replacement value thereon as stated in Attachment A and shall name USCS as an additional insured under said insurance. Customer shall carry public liability and property damage insurance covering the Rental Equipment. Customer shall provide USCS with certificates evidencing insurance required hereunder within ten
             (10) days of execution of this Agreement.

       8.3 USCS will maintain public liability insurance in the minimum amount of $1,000,000 for each occurrence. This minimum amount may represent coverage of any combination of primary in excess amounts. Such insurance shall be non-cancelable except upon thirty days prior written notice to Customer.

9. SURRENDER

       9.1 On the expiration of this Agreement or earlier, with respect to any item of Rental Equipment, Customer shall make the Rental Equipment available to USCS in good repair, condition and working order, ordinary wear and tear resulting from proper use thereon excepted, for shipment at Customer's expense.

10.    TERMINATION

       10.1 Notwithstanding any other provisions herein, USCS will have the right to terminate this Agreement as to any or all items of Rental Equipment if Customer fails to comply with any of its material obligations under this Agreement; provided, however, that, if Customer has not made payment of the fees or charges due hereunder and such nonpayment continues after thirty (30) days' prior written notice by USCS, USCS may then terminate this Agreement and take possession of the Rental Equipment.

11.    OWNERSHIP

       11.1 The Rental Equipment is, and shall at all times be and remain the sole and exclusive property of USCS; Customer shall have no right, title, or interest therein or thereto except as expressly set forth in this Agreement.

       11.2 Customer shall keep the Rental Equipment free and clear of all levies, liens and encumbrances.

       11.3 Customer shall install a label on each item of Rental Equipment stating "This equipment is rented from U.S. Computer Services, 2969 Prospect Park Drive, Rancho Cordova, CA 95670."

12.    LIMITATION OF REMEDY

       12.1 USCS shall not be liable for any damages caused by delay in furnishing Rental Equipment, or any other performance under this Agreement. The sole and exclusive remedy for any breach of warranty, express or implied, including, without limitation, any warranties of merchantability or fitness for a particular purpose, and the sole remedy for USCS' liability of any kind, including liability for negligence, with respect to the Rental Equipment furnished under this Agreement, and all other performance by USCS under or pursuant to this Agreement shall be limited to the repair or replacement of any defective Rental Equipment or parts and shall in no event include any incidental or consequential damages.

13.    GENERAL

       13.1 The parties agree that in the event it is necessary to employ attorneys to enforce the terms of this Agreement, the prevailing party in any lawsuit shall be entitled to an award of reasonable attorneys' fees and court costs.

                     (This page intentionally left blank.)

       13.2 This Agreement may not be assigned without prior written mutual consent of Customer and USCS, except that either party may assign this Agreement to a party controlling, controlled by, or under common control without the necessity of securing the consent of the other party, provided that no such assignment shall be effective until notice is given by the assigning party to the other party and new UCC forms are executed and filed.

       13.3 This Agreement may be amended only by an instrument in writing, executed by Customer and USCS.

       13.4 This Agreement will be governed in all respects by the laws of the State of California.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the 28th day of February, 1991.

TCI CABLE MANAGEMENT CORPORATION            U.S. COMPUTER SERVICES



By: /s/ Arthur L. Lee                       By: /s/ Arthur O. Hawkins
    -----------------------------------         -----------------------------

    Arthur L. Lee, Vice Prsident of             Arthur O. Hawkins, CFO
    Operating Divisions
    -----------------------------------         -----------------------------
             (Typed Name/Title)                      (Typed Name/Title)

                2/22/91                               February 28, 1991
    -----------------------------------         -----------------------------
                 (Date)                                    (Date)

                                 MASTER

                       EQUIPMENT RENTAL AGREEMENT

                             ATTACHMENT A

System Number           021-22
              --------------------
Installation Address               1515 North Riverside Avenue
                     ---------------------------------------------
City            Provo            State         UT        Zip   84604
     ---------------------------         -------------        ------

                                                             Equipment
                                           Monthly          Replacement
Model  Description              Qty         Rent               Value
- -----  -----------              ---        -------          -----------

1147   Q/S Color Workstation     8      [   #    ]         $   12,000.00
1230   125 LPM Printer           1      [   #    ]              3,020.00
1285   M1921L 9.6 Modem**        2      [   #    ]              2,990.00
1241   VCX100-16 Port Mux        1      [   #    ]              2,195.00
       *BPA                             [   #     ]                --
                                        ----------         -------------
           TOTAL                        $    --            $   20,205.00
                                        ----------         -------------
                                        ----------         -------------



NOTE:  Above equipment is on monthly rental.  CableData retains ownership.



 *BPA-Equipment included in TCI's Bundled Price per Sub Agreement. **One to be shipped/located at Corp 021-33.


# PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

                                 MASTER

                       EQUIPMENT RENTAL AGREEMENT

                             ATTACHMENT A

System Number           021-79
              --------------------
Installation Address               1201 Feehanville Drive
                     ---------------------------------------------
City           Mt. Prospect        State        IL       Zip  60056
     ---------------------------         -------------        ------

                                                             Equipment
                                           Monthly          Replacement
Model  Description              Qty         Rent               Value
- -----  -----------              ---        -------          -----------

1147   Q/S Color Workstation     7      [   #    ]*         $  10,500.00
1244   VCX150-10 Port Mux**      1      [   #    ]*             3,050.00
1240   VCX100-8 Port Mux         1      [   #    ]              1,495.00
                                        ----------         -------------
           TOTAL                        [   #    ]          $  15,045.00
                                        ----------         -------------
                                        ----------         -------------



NOTE:  Above equipment is on monthly rental.  CableData retains ownership.



 *Equipment over and above TCI's Bundled Price.
**To be shipped/located at Western Service Center.


# PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

                                 MASTER

                       EQUIPMENT RENTAL AGREEMENT

                             ATTACHMENT A

System Number           162-02
              --------------------
Installation Address        4160 Old Mill Parkway
                     ---------------------------------------------
City        St Charles            State         MO        Zip   63303
     ---------------------------         -------------        ------

                                                             Equipment
                                           Monthly          Replacement
Model  Description              Qty         Rent               Value
- -----  -----------              ---        -------          -----------

1147   Q/S Color Workstation     1      [   #    ]         $    1,500.00
       *BPA                             [   #     ]               --
                                        ----------         -------------
           TOTAL                        $    --            $    1,500.00
                                        ----------         -------------
                                        ----------         -------------



NOTE:  Above equipment is on monthly rental.  CableData retains ownership.



 *BPA-Equipment included in TCI's Bundled Price per Sub Agreement.


# PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

                                 MASTER

                       EQUIPMENT RENTAL AGREEMENT

                             ATTACHMENT A

System Number           021-23
              --------------------
Installation Address          570 Milton Way
                     ---------------------------------------------
City            St. Helens         State       OR        Zip   97051
     ---------------------------         -------------        ------

                                                             Equipment
                                           Monthly          Replacement
Model  Description              Qty         Rent               Value
- -----  -----------              ---        -------          -----------

1147   Q/S Color Workstation     3      [   #    ]         $    4,500.00
1230   125 LPM Printer           1      [   #    ]              3,020.00
1285   M1921L 9.6 Modem**        2      [   #    ]              2,990.00
1240   VCX100-8 Port Mux         1      [   #    ]              1,495.00
1249   16 Port Async U/G***      1      [   #    ]              1,850.00
           (ALC)
       *BPA                             [   #     ]                --
                                        ----------         -------------
           TOTAL                        $    --            $   13,855.00
                                        ----------         -------------
                                        ----------         -------------



NOTE:  Above equipment is on monthly rental.  CableData retains ownership.



  *BPA-Equipment rental included in TCI's Bundled Price per subscriber ratio. **One 1921L Modem to be shipped/located at Western Service Center.
***To be shipped/located at Western Service Center.


# PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST

                                 MASTER

                       EQUIPMENT RENTAL AGREEMENT

                             ATTACHMENT A

System Number          021-94
              --------------------
Installation Address        1140 North 94th Street
                     ---------------------------------------------
City          Seattle            State         WA        Zip   98103
     ---------------------------         -------------        ------

                                                             Equipment
                                           Monthly          Replacement
Model  Description              Qty         Rent               Value
- -----  -----------              ---        -------          -----------

1147   Q/S Color Workstation     6      [   #    ]         $    9,000.00
1249   16 Port Async U/G (ALC)   2**    [   #    ]              3,700.00
       *BPA                             [   #     ]               --
                                        ----------         -------------
           TOTAL                        [   #    ]         $   12,700.00
                                        ----------         -------------
                                        ----------         -------------



NOTE:  Above equipment is on monthly rental.  CableData retains ownership.



 *BPA-Equipment included in TCI's Bundled Price per Sub Agreement.
**One ALC Card to be shipped/located at CableData Western Service Center.


# PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A CONFIDENTIAL TREATMENT REQUEST